SUPPLEMENTAL INDENTURE
For 8.875% Senior A Notes due 2018 and
Step-Up Senior B Notes due 2018

(Supplemental to Indenture dated as of
September 8, 1999, as amended)

among

METROGAS S.A.
as Issuer

and

THE BANK OF NEW YORK MELLON
as Trustee, Paying Agent, Co-Registrar and Transfer Agent

and

THE BANK OF NEW YORK MELLON, London Branch
as London Paying Agent

Dated as of [ ], 2013

Relating to Some or All of

8.875% Senior A-L Notes due 2018 Step-Up Senior B-L Notes due 2018 8.875% Senior A-U Notes due 2018 Step-Up Senior B-U Notes due 2018

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This SUPPLEMENTAL INDENTURE is made as of [  ], 2013

AMONG:

1.              METROGAS S.A., a sociedad anónima, existing and incorporated under the laws of the Republic of Argentina on November 24, 1992, with a term of duration expiring on December 1, 2091, and registered with the Public Registry of Commerce on December 1, 1992 under No. 11.670, Book 112, Volume “A” of Sociedades Anónimas, having its main executive offices at Gregorio Aráoz de Lamadrid 1360 (C1267AAB) Ciudad Autónoma de Buenos Aires, Argentina (the “Issuer”);

2.              THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York and successor to Citibank, N.A.), as trustee, paying agent, co-registrar and transfer agent (in such capacities, the “Trustee”, the “Paying Agent”, the “Co-Registrar” and the “Transfer Agent”, respectively); and

3.              THE BANK OF NEW YORK MELLON, London Branch, as London Paying Agent (the “London Paying Agent”).

WITNESSETH

WHEREAS, the Issuer and Citibank, N.A., as trustee, paying agent, co-registrar and transfer agent executed and delivered an Indenture dated as of September 8, 1999, which may be amended or supplemented from time to time (the “Existing Indenture”);

WHEREAS, Section 7.1(e) of the Existing Indenture permits the Issuer and the Trustee to enter into an indenture supplemental to the Existing Indenture to provide for the issuance of and establish the form and terms and conditions of additional Series of Notes;

WHEREAS, Section 2.1 of the Existing Indenture permits the form of each additional Series of Notes to be established pursuant to an indenture supplemental to the Existing Indenture;

WHEREAS, Section 2.4 of the Existing Indenture permits certain terms of any additional Series of Notes to be established pursuant to an indenture supplemental to the Existing Indenture;

WHEREAS, as of the date hereof, the following is the outstanding indebtedness that has been unconditionally admitted as unsecured debt in the reorganization proceedings (concurso preventivo) of the Issuer before the National Commercial Court No. 26, Secretariat No. 51 (the “National Commercial Court”) pursuant to an April 20, 2011 resolution (as amended) issued by the National Commercial Court (the “April 20 Resolution”): (a) U.S. $218,621,576.69 under the Series I Notes due 2014 (the “Series I Notes”); (b) (i) U.S. $6,398,971.05 under the Series II Class A Notes due 2014 (the “Series II Class A Notes”) and (ii) EUR 26,527,262.21 under the Series II Class B Notes due 2014 (the “Series II Class B Notes” and, together with the Series II Class A Notes, the “Series II Notes”); (c) EUR 475,500.64 under the Series B Notes due 2002 (the “Series B Notes” and, together with the Series I Notes and Series II Notes, the “Outstanding Notes”), and (d) U.S. $4,535.16 and Ps. 102,570,514.69 under certain unpaid non-financial obligations (the “Non-Financial Debt”, and together with the Outstanding Notes, the “Admitted Debt”);

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WHEREAS, the April 20 Resolution also admitted in a conditional manner certain unsecured claims corresponding to non-financial obligations in an aggregate amount equal to Ps.79,271,513.77, and Ps.28,691,530.46 were admitted after the April 20 Resolution in late filings and revision motions filed in the reorganization proceedings of the Issuer (crédito eventual o condicional), being the enforceability of such debt conditioned on the occurrence of certain future events or actions (collectively, the “Conditional Debt”);

WHEREAS, the Issuer has proposed a restructuring of its Admitted Debt (which  includes the Notes issued and outstanding under the Existing Indenture) and of all other liabilities ranking pari passu therewith (including any other unsecured debt which might be additionally admitted in the reorganization proceeding (concurso preventivo) of the Issuer or which might have been additionally admitted after the April 20 Resolution, such as those admitted in revision motions or late filings (incidentes de revisión o de verificación tardía) (such other unsecured debt which might be additionally admitted, the “Subsequently Admitted Debt”), pursuant to which the Issuer’s senior and unsecured creditors (acreedores quirografarios) will receive Senior Notes due 2018 in exchange for such outstanding indebtedness or other liabilities ranking pari passu therewith in accordance with the terms and subject to the conditions of such restructuring, as substantially set forth in the reorganization plan (propuesta concursal) (the “Reorginization Plan”) proposed by the Issuer on May 22, 2012, to its creditors under the court reorganization proceeding of the Company before the National Commercial Court, which amended and improved upon the terms of the reorganization plans filed before the National Commercial Court on February 2, 2012, July 12, 2011, and on November 21, 2011, and approved by such court on September 6, 2012;

WHEREAS, as of November 30, 2012, the Subsequently Admitted Debt amounted to Ps.27,060,090.75;WHEREAS, a majority of the Issuer’s senior and unsecured creditors have agreed, among other terms and conditions set forth in the reorganization plan mentioned in the previous recital, to a 46.8% reduction in the aggregate amount of Admitted Debt, subject to the terms and conditions contained herein;

WHEREAS, the Trustee has reviewed the English translation of the resolutions of the shareholders of the Issuer adopted on December 22, 1998, October 15, 2004 and February 24, 2010, and of the resolutions of the Board of Directors of the Issuer adopted on April 27, 1999, November 4, 2004, October 15, 2012 and October 17, 2012 that together authorize the issuance from time to time of up to an aggregate principal amount outstanding at any time of U.S.$600,000,000 of Notes in one or more Series and the issuance of the Senior Notes due 2018;

WHEREAS, on September 30, 2012, the Issuer had a total share capital issued and authorized of Ps.569,171,000 and the Issuer’s net worth was Ps.670,137,000;

WHEREAS, the corporate purpose and principal activity of the Issuer consists of providing gas distribution services in the City of Buenos Aires and in the southern and eastern greater metropolitan Buenos Aires area;

WHEREAS, as of the date hereof, the Company has no secured debt or debt admitted by such resolution that ranks senior to, or privileged with respect to, the Admitted Debt, except for Ps. 14,427,034.81, which were admitted pursuant to the April 20 Resolution and Ps.590,158.78, which were admitted after the date of the April 20 Resolution in late filings and revision motions filed in the reorganization proceedings of the Issuer; and

WHEREAS, the Issuer has appointed the London Paying Agent to act as paying agent with respect to the 8.875% Senior A-U Notes due 2018, the Step-Up Senior B-U Notes due 2018, the Additional 8.875% Senior A-U Notes due 2018 and the Additional Step-Up Senior B-U Notes due 2018.

NOW, THEREFORE, the following is hereby established in respect of the Senior Notes due 2018 and the Units:

1.           Definitions

Capitalized terms used herein and not defined herein or in Exhibit A and Exhibit B hereto shall have the meanings specified in the Existing Indenture. Capitalized terms defined herein or

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in Exhibit A or Exhibit B hereto and also defined in the Existing Indenture shall have the meanings specified herein or in Exhibit A or Exhibit B hereto (which definitions are incorporated herein by reference). The Covenants referred to herein are as set forth in Exhibit A and Exhibit B hereto.

2.             Establishment of 8.875% Senior A Notes due 2018, Step-Up Senior B Notes due 2018 and Units.

(a)           There are hereby established two Series of Notes and the Units (as defined below):

(i)           the 8.875% Senior A Notes due 2018 (the “8.875% Senior A Notes due 2018”) and the Step-Up Senior B Notes due 2018 (the “Step-Up Senior B Notes due 2018”, and together with the 8.875% Senior A Notes due 2018, the “Senior Notes due 2018”). The term “Senior Notes due 2018” shall be deemed to refer to the 8.875% Senior A Notes due 2018 only if the Step-Up Senior B Notes due 2018 are at any time no longer Outstanding.  The Senior Notes due 2018 shall be denominated in Dollars.  The 8.875% Senior A Notes due 2018 shall be issued (A) as 8.875% Senior A-L Notes due 2018, which will be issued in exchange for a portion of the Outstanding Notes of the Issuer (the “8.875% Senior A-L Notes due 2018”), (B) as 8.875% Senior A-U Notes due 2018, which will be issued in exchange for a portion of the Non-Financial Debt (the “8.875% Senior A-U Notes due 2018”), (C) as Additional 8.875% Senior A-L Notes due 2018 (the “Additional 8.875% Senior A-L Notes due 2018”), which will be issued in connection with the right of the Issuer to capitalize interest as set forth in the second paragraph of Section G.1 (Limited Right to Capitalize Interest) of the 8.875% Senior A-L Notes due 2018 and (D) as Additional 8.875% Senior A-U Notes due 2018 (the “Additional 8.875% Senior A-U Notes due 2018”and collectively with the Additional 8.875% Senior A-L Notes due 2018, the “Additional 8.875% Senior A Notes due 2018”), which will be issued in connection with the right of the Issuer to capitalize interest as set forth in the second paragraph of Section G.1 (Limited Right to Capitalize Interest) of the 8.875% Senior A-U Notes due 2018.  The Step-Up Senior B Notes due 2018 shall be issued (A) as Step-Up Senior B-L Notes due 2018, which will be issued in exchange for a portion of the Outstanding Notes of the Issuer (the “Step-Up Senior B-L Notes due 2018”), (B) as Step-Up Senior B-U Notes due 2018, which will be issued in exchange for a portion of the Non-Financial Debt (the “Step-Up Senior B-U Notes due 2018”), (C) as Additional Step-Up Senior B-L Notes due 2018 (the “Additional Step-Up Senior B-L Notes due 2018”), which will be issued in connection with the right of the Issuer to capitalize interest as set forth in the second paragraph of Section G.1 (Limited Right to Capitalize Interest) of the Step-Up Senior B-L Notes due 2018 and (D) as Additional Step-Up Senior B-U Notes due 2018 (the “Additional Step-Up Senior B-U Notes due 2018”, and collectively with the Additional Step-Up Senior B-L Notes due 2018, the “Additional Step-Up Senior B Notes due 2018”), which will be issued in connection with the right of the Issuer to capitalize interest as set forth in the second paragraph of Section G.1 (Limited Right to Capitalize Interest) of the Step-Up Senior B-U Notes due 2018.  For the avoidance of doubt, the term “8.875% Senior A Notes due 2018” shall comprise, collectively, the 8.875% Senior A-L Notes due 2018, the 8.875% Senior A-U Notes due 2018, the Additional 8.875% Senior A-L Notes due 2018 and the Additional 8.875% Senior A-U Notes due 2018, and the term “Step-Up Senior B Notes due 2018” shall comprise, collectively, the Step-Up Senior B-L Notes due 2018, the Step-Up Senior B-U Notes due 2018, the Additional Step-Up Senior B-L Notes due 2018 and the Additional Step-Up Senior B-U Notes due 2018.

(ii)           The 8.875% Senior A-L Notes due 2018 issued in exchange for the Series I Notes of the Issuer shall be initially issued as part of a unit (the “L-1 Unit”), the terms of which shall be substantially in the form set forth in Exhibit C hereto.  The L-1 Unit will comprise the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series I Notes of the Issuer and the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series I Notes of the Issuer issued pursuant to this Indenture. The Step-Up Senior B-L Notes due 2018 issued in exchange for the Series I Notes of the Issuer and the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series I Notes of the Issuer may not be offered, sold or otherwise transferred other than as part of the L-1 Unit until the earlier to occur of (such date, the “Separation Date”) (x) the Triggering Event Date (as defined in the Step-Up Senior B-L Notes due 2018) and (y) the Cut-Off Date (as defined in the Step-Up Senior B-L Notes due 2018), at which time the L-1 Unit will be dissolved and the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series I Notes of the Issuer (insofar as they have not been cancelled on or prior to the earlier to occur of the Triggering Event Day and the Cut-Off Date, as per the terms of the Step-Up Senior B-L Notes due 2018) and the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series I Notes of the Issuer may be independently offered, sold or otherwise transferred.  For all purposes under the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series I Notes of the Issuer, the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series I Notes of the Issuer and this Supplemental Indenture, for so long as the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series I Notes of the Issuer and the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series I Notes of the Issuer are held through the L-1 Unit, the Holder of the L-1 Unit shall be deemed the Holder of the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series I Notes of the Issuer and of the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series I Notes of the Issuer.

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(iii)           The 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer shall be initially issued as part of a unit (the “L-2 Unit”), the terms of which shall be substantially in the form set forth in Exhibit C hereto.  The L-2 Unit will comprise the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer and the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer issued pursuant to this Indenture. The Step-Up Senior B-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer and the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer may not be offered, sold or otherwise transferred other than as part of the L-2 Unit until the earlier to occur of (x) the Triggering Event Date (as defined in the Step-Up Senior B-L Notes due 2018) and (y) the Cut-Off Date (as defined in the Step-Up Senior B-L Notes due 2018), at which time the L-2 Unit will be dissolved and the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer (insofar as they have not been cancelled on or prior to the earlier to occur of the Triggering Event Day and the Cut-Off Date, as per the terms of the Step-Up Senior B-L Notes due 2018) and the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer may be independently offered, sold or otherwise transferred.  For all purposes under the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer, the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer and this Supplemental Indenture, for so long as the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer and the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer are held through the L-2 Unit, the Holder of the L-2 Unit shall be deemed the Holder of the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer and of the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer.

(iv)           The 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class B Notes of the Issuer shall be initially issued as part of a unit (the “L-3 Unit”), the terms of which shall be substantially in the form set forth in Exhibit C hereto.  The L-3 Unit will comprise the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class B Notes of the Issuer and the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series II Class B Notes of the Issuer issued pursuant to this Indenture. The Step-Up Senior B-L Notes due 2018 issued in exchange for the Series II Class B Notes of the Issuer and the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class B Notes of the Issuer may not be offered, sold or otherwise transferred other than as part of the L-3 Unit until the earlier to occur of (x) the Triggering Event Date (as defined in the Step-Up Senior B-L Notes due 2018) and (y) the Cut-Off Date (as defined in the Step-Up Senior B-L Notes due 2018), at which time the L-3 Unit will be dissolved and the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series II Class B Notes of the Issuer (insofar as they have not been cancelled on or prior to the earlier to occur of the Triggering Event Day and the Cut-Off Date, as per the terms of the Step-Up Senior B-L Notes due 2018) and the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class B Notes of the Issuer may be independently offered, sold or otherwise transferred.  For all purposes under the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class B Notes of the Issuer, the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series II Class B Notes of the Issuer and this Supplemental Indenture, for so long as the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class B Notes of the Issuer and the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series II Class B Notes of the Issuer are held through the L-3 Unit, the Holder of the L-3 Unit shall be deemed the Holder of the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series II Class A Notes of the Issuer and of the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series II Class B Notes of the Issuer.

(v)           The 8.875% Senior A-L Notes due 2018 issued in exchange for the Series B Notes of the Issuer shall be initially issued as part of a unit (the “L-4 Unit”, and together with the L-1 Unit, L-2 Unit and L-3 Unit, the “L Units”), the terms of which shall be substantially in the form set forth in Exhibit C hereto.  The L-4 Unit will comprise the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series B Notes of the Issuer and the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series B Notes of the Issuer issued pursuant to this Indenture. The Step-Up Senior B-L Notes due 2018 issued in exchange for the Series B Notes of the Issuer and the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series B Notes of the Issuer may not be offered, sold or otherwise transferred other than as part of the L-4 Unit until the earlier to occur of (x) the Triggering Event Date (as defined in the Step-Up Senior B-L Notes due 2018) and (y) the Cut-Off Date (as defined in the Step-Up Senior B-L Notes due 2018), at which time the L-4 Unit will be dissolved and the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series B Notes of the Issuer (insofar as they have not been cancelled on or prior to the earlier to occur of the Triggering Event Day and the Cut-Off Date, as per the terms of the Step-Up Senior B-L Notes due 2018) and the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series B Notes of the Issuer may be independently offered, sold or otherwise transferred.  For all purposes under the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series B Notes of the Issuer, the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series B Notes of the Issuer and this Supplemental Indenture, for so long as the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series B Notes of the Issuer and the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series B Notes of the Issuer are held through the L-4 Unit, the Holder of the L-4 Unit shall be deemed the Holder of the 8.875% Senior A-L Notes due 2018 issued in exchange for the Series B Notes of the Issuer and of the Step-Up Senior B-L Notes due 2018 issued in exchange for the Series B Notes of the Issuer.

(vi)           The 8.875% Senior A-U Notes due 2018 shall be initially issued as part of a unit (the “U Unit”, and collectively with the L Units, the “Units”), the terms of which shall be substantially in the form set forth in Exhibit D hereto.  The U Unit will comprise the 8.875% Senior A-U Notes due 2018 and the Step-Up Senior B-U Notes due 2018 issued pursuant to this Indenture. The Step-Up Senior B-U Notes due 2018 and the 8.875% Senior A-U Notes due 2018 may not be offered, sold or otherwise transferred other than as part of the U Unit until the Separation Date, at which time the U Unit will be dissolved and the Step-Up Senior B-U Notes due 2018  (insofar as they have not been cancelled on or prior to the earlier to occur of the Triggering Event Day and the Cut-Off Date, as per the terms of the Step-Up Senior B-U Notes due 2018) and the 8.875% Senior A-U Notes due 2018 may be independently offered, sold or otherwise transferred. For all purposes under the 8.875% Senior A-U Notes due 2018, the Step-Up Senior B-U Notes due 2018 and this Supplemental Indenture, for so long as the 8.875% Senior A-U Notes due 2018 and the Step-Up Senior B-U Notes due 2018 are held through the U Unit, the Holder of the U Unit shall be deemed the Holder of the 8.875% Senior A-U Notes due 2018 and of the Step-Up Senior B-U Notes due 2018.

(b)	(i)
The 8.875% Senior A-L Notes due 2018 will be represented by a single, permanent global note in fully registered book-entry form (the “A-L Global Note”). The A-L Global Note representing the 8.875% Senior A-L Notes due 2018 will be registered in the name of a nominee of DTC and deposited on behalf of the Holders of such 8.875% Senior A-L Notes due 2018 with The Bank of New York Mellon (“BONYM”) as custodian for DTC for credit to the respective accounts of such Holders (or to such other accounts as they may direct) at DTC.

(ii)
The 8.875% Senior A-U Notes due 2018 will be represented by a single, permanent global note in fully registered book-entry form (the “A-U Global Note”).  The A-U Global Note representing the 8.875% Senior A-U Notes due 2018 will be registered in the name of a nominee of BONYM as Common Depositary and deposited on behalf of the Holders of such 8.875% Senior A-U Notes due 2018 with BONYM as Common Depositary for credit to the respective accounts of such Holders (or to such other accounts as they may direct) at Euroclear or Clearstream.

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(iii)
The Additional Senior A-L Notes due 2018 will be represented by a single, permanent global note in fully registered book-entry form (the “Additional A-L Global Note”).  The Additional A-L Global Note representing the Additional 8.875% Senior A-L Notes due 2018 will be registered in the name of a nominee of DTC and deposited on behalf of the Holders of such Additional 8.875% Senior A-L Notes due 2018 with BONYM as custodian for DTC for credit to the respective accounts of such Holders (or to such other accounts as they may direct) at DTC. For the avoidance of doubt, the Additional A-L Global Note will be issued separately and will not be part of the L Units.

(iv)
The Additional Senior A-U Notes due 2018 will be represented by a single, permanent global note in fully registered book-entry form (the “Additional A-U Global Note”, and collectively with the A-L Global Note, the A-U Global Note and the Additional A-L Global Note, the “A Global Notes”).  The Additional A-U Global Note representing the Additional 8.875% Senior A-U Notes due 2018 will be registered in the name of a nominee of BONYM as Common Depositary and deposited on behalf of the Holders of such Additional 8.875% Senior A-U Notes due 2018 with BONYM as Common Depositary for credit to the respective accounts of such Holders (or to such other accounts as they may direct) at Euroclear or Clearstream. For the avoidance of doubt, the Additional A-U Global Note will be issued separately and will not be part of the U Unit.

(v)
The Step-Up Senior B-L Notes due 2018 will be represented by a single, permanent global note in fully registered book-entry form (the “B-L Global Note”).  The B-L Global Note representing Step-Up Senior B-L Notes due 2018 will be registered in the name of a nominee of DTC and deposited on behalf of the Holders of such Step-Up Senior B-L Notes due 2018 with BONYM as custodian for DTC for credit to the respective accounts of such Holders (or to such other accounts as they may direct) at DTC.

(vi)
The Step-Up Senior B-U Notes due 2018 will be represented by a single, permanent global note in fully registered book-entry form (the “B-U Global Note”).  The B-U Global Note representing the Step-Up Senior B-U Notes due 2018 will be registered in the name of a nominee of BONYM as Common Depositary and deposited on behalf of the Holders of such Step-Up Senior B-U Notes due 2018 with BONYM as Common Depositary for credit to the respective accounts of such Holders (or to such other accounts as they may direct) at Euroclear or Clearstream.

(vii)
The Additional Step-Up Senior B-L Notes due 2018 will be represented by a single, permanent global note in fully registered book-entry form (the “Additional B-L Global Note”).  The Additional B-L Global Note representing Additional Step-Up Senior B-L Notes due 2018 will be registered in the name of a nominee of DTC and deposited on behalf of the Holders of such Additional Step-Up Senior B-L Notes due 2018 with BONYM as custodian for DTC for credit to the respective accounts of such Holders (or to such other accounts as they may direct) at DTC.  For the avoidance of doubt, the Additional B-L Global Note will be issued separately and will not be part of the L Units.

(viii)
The Additional Step-Up Senior B-U Notes due 2018 will be represented by a single, permanent global note in fully registered book-entry form (the “Additional B-U Global Note”, and collectively with the B-L Global Note, the B-U Global Note and the Additional B-L Global Note, the “B Global Notes”).  The Additional B-U Global Note representing the Additional Step-Up Senior B-U Notes due 2018 will be registered in the name of a nominee of BONYM as Common Depositary and deposited on behalf of the Holders of such Additional Step-Up Senior B-U Notes due 2018 with BONYM as Common Depositary for credit to the respective accounts of such Holders (or to such other accounts as they may direct) at Euroclear or Clearstream. For the avoidance of doubt, the Additional B-U Global Note will be issued separately and will not be part of the U Unit.

(ix)
The L-1 Unit will be represented by a single, permanent global note in fully registered book-entry form (the “L-1 Unit Global Note”).  The L-1 Unit Global Note representing the L-1 Unit will be registered in the name of a nominee of DTC and deposited on behalf of the Holders of such L Unit with BONYM as custodian for DTC for credit to the respective accounts of such Holders (or to such other accounts as they may direct) at DTC.

(x)
The L-2 Unit will be represented by a single, permanent global note in fully registered book-entry form (the “L-2 Unit Global Note”).  The L-2 Unit Global Note representing the L-2 Unit will be registered in the name of a nominee of DTC and deposited on behalf of the Holders of such L-2 Unit with BONYM as custodian for DTC for credit to the respective accounts of such Holders (or to such other accounts as they may direct) at DTC.

(xi)
The L-3 Unit will be represented by a single, permanent global note in fully registered book-entry form (the “L-3 Unit Global Note”).  The L-3 Unit Global Note representing the L-3 Unit will be registered in the name of a nominee of DTC and deposited on behalf of the Holders of such L-3 Unit with BONYM as custodian for DTC for credit to the respective accounts of such Holders (or to such other accounts as they may direct) at DTC.

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(xii)
The L-4 Unit will be represented by a single, permanent global note in fully registered book-entry form (the “L-4 Unit Global Note”, and together with the L-1 Unit Global Note, L-2 Unit Global Note and L-3 Unit Global Note, the “L Unit Global Notes”).  The L-4 Unit Global Note representing the L-4 Unit will be registered in the name of a nominee of DTC and deposited on behalf of the Holders of such L-4 Unit with BONYM as custodian for DTC for credit to the respective accounts of such Holders (or to such other accounts as they may direct) at DTC.

(xiii)
The U Unit will be represented by a single, permanent global note in fully registered book-entry form (the “U Unit Global Note”, and collectively with the L Unit Global Notes, the “Unit Global Notes”).  The U Unit Global Note representing the U Unit will be registered in the name of a nominee of BONYM as Common Depositary and deposited on behalf of the Holders of such U Unit with BONYM as Common Depositary for credit to the respective accounts of such Holders (or to such other accounts as they may direct) at Euroclear or Clearstream.

(c)           The 8.875% Senior A-L Notes due 2018, the Step-Up Senior B-L Notes due 2018 and the L Units have been offered in reliance upon an exemption from the registration requirements of the Securities Act and will be represented by the A-L Global Note, the B-L Global Note and the L Unit Global Notes.

(d)           The 8.875% Senior A-U Notes due 2018, the Step-Up Senior B-U Notes due 2018 and the U Unit have been offered in reliance on Regulation S of the Securities Act and will be represented by the A-U Global Note, the B-U Global Note and the U Unit Global Note.

(e)           All provisions of the Existing Indenture applicable to the Senior Notes due 2018 shall be applicable to the Units mutatis mutandi, including without limitation all provisions relating to the authentication and delivery of Notes.

(f)           The Issuer may from time to time, without the consent of the Holders of the Outstanding Senior Notes due 2018, create and issue additional notes having the same terms as those of the 8.875% Senior A-L Notes due 2018, 8.875% Senior A-U Notes due 2018, Step-Up Senior B-L Notes due 2018 and/or Step-Up Senior B-U Notes due 2018, except for the issuance date, the issue price, the payment of interest accruing prior to the issuance date of any such additional notes and, in some cases, for the first payment of interest following the issuance date of such additional notes (the “Additional Notes”); provided that the Issuer may only issue any such additional notes for delivery to holders of Subsequently Admitted Debt and indebtedness of the Issuer that has been, or may in the future be, admitted as Conditional Debt (provided, in the case of Conditional Debt, that the condition attached to such debt has been satisfied); and provided further that if the Issuer issues (x) additional 8.875% Senior A-L Notes due 2018 together with Step-Up Senior B-L Notes due 2018 and/or (y) additional 8.875% Senior A-U Notes due 2018 together with Step-Up Senior B-U Notes due 2018, in each case under this paragraph prior to the Separation Date, such additional notes shall be held in an additional U Unit or L Unit, as applicable, with the same restrictions as to transferability as the Senior Notes due 2018 issued on the Issuance Date.

(g)          The Issuer may from time to time, without the consent of the Holders of the Outstanding Senior Notes due 2018, create and issue Additional 8.875% Senior A Notes due 2018 and/or Additional Step-Up Senior B Notes due 2018; provided that the Issuer may only issue any such notes in connection with the right of the Issuer to capitalize interest as set forth in the second paragraph of Section G.1 (Limited Right to Capitalize Interest) of the 8.875% Senior A Notes due 2018 and of the Step-Up Senior B Notes due 2018; and provided further that if the Issuer issues Additional 8.875% Senior A Notes due 2018 and/or Additional Step-Up Senior B Notes due 2018 under this paragraph, such additional notes shall be issued in such form as approved by the Board of Directors of the Issuer at the time such Additional 8.875% Senior A Notes due 2018 and/or Additional Step-Up Senior B Notes due 2018 are first issued (which terms shall comply with the terms of the Reorganization Plan).

(h)          For the avoidance of doubt, the following sentence, contained in Section 2.4 of the Existing Indenture, shall not be applicable with respect to any of the Senior Notes due 2018 (either issued on the Issuance Date or thereafter): “All Notes of any one Series shall be issued at the same time”.

(i)          The initial amount of the Senior Notes due 2018 and of the L Units and U Units being issued by the Issuer as of the date hereof will be as set forth in the Issuer orders dated [], 2013 delivered by the Issuer to the Trustee pursuant to Section 2.5 of the Indenture.

(j)          The Trustee shall authenticate the Units and the Senior Notes due 2018 pursuant to Section 2.5 of the Indenture.

3.             Terms and Form of the Senior Notes due 2018

The 8.875% Senior A Notes due 2018 shall be substantially in the form set forth in Exhibit A (or, in the case of the Additional 8.875% Senior A-L Notes due 2018 and Additional 8.875% Senior A-U Notes due 2018, in the form to be approved by the Board of Directors of the Issuer) hereto and contain the terms and provisions provided for therein and incorporated by reference herein.  If any provision of the Existing Indenture (as amended by this Supplemental Indenture) limits, qualifies or conflicts with any term or provision of the 8.875% Senior A Notes due 2018, such provision in the 8.875% Senior A Notes due 2018 shall control.

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The Step-Up Senior B Notes due 2018 shall be substantially in the form set forth in Exhibit B (or, in the case of the Additional Step-Up Senior B-L Notes due 2018 and Additional Step-Up Senior B-U Notes due 2018, in the form to be approved by the Board of Directors of the Issuer) hereto and contain the terms and provisions provided for therein and incorporated by reference herein.  If any provision of the Existing Indenture (as amended by this Supplemental Indenture) limits, qualifies or conflicts with any term or provision of the Step-Up Senior B Notes due 2018, such provision in the Step-Up Senior B Notes due 2018 shall control.

4.           Covenants

The 8.875% Senior A Notes due 2018 shall contain the Covenants set forth in Exhibit A (or, in the case of the Additional 8.875% Senior A-L Notes due 2018 and Additional 8.875% Senior A-U Notes due 2018, in the form to be approved by the Board of Directors of the Issuer) hereto, which Covenants are incorporated by reference herein.  Except as otherwise provided in Section 11 hereof, Article Three of the Existing Indenture shall not apply to the 8.875% Senior A Notes due 2018.  With respect to the 8.875% Senior A Notes due 2018, any references in the Existing Indenture (as it applies to the 8.875% Senior A Notes due 2018) to Article Three thereof (or any Section under such Article Three, except as otherwise provided in Section 11 hereof) shall be deemed to refer to this Section 4 and to the relevant Covenant(s) set forth in Exhibit A hereto.

The Step-Up Senior B Notes due 2018 shall contain the Covenants set forth in Exhibit B (or, in the case of the Additional Step-Up Senior B-L Notes due 2018 and Additional Step-Up Senior B-U Notes due 2018, in the form to be approved by the Board of Directors of the Issuer) hereto, which Covenants are incorporated by reference herein.  Except as otherwise provided in Section 11 hereof, Article Three of the Existing Indenture shall not apply to the Step-Up Senior B Notes due 2018.  With respect to the Step-Up Senior B Notes due 2018, any references in the Existing Indenture (as it applies to the Step-Up Senior B Notes due 2018) to Article Three thereof (or any Section under such Article Three, except as otherwise provided in Section 11 hereof) shall be deemed to refer to this Section 4 and to the relevant Covenant(s) set forth in Exhibit B hereto.

5.             Exchanges of Global Registered Notes; Transfer of the Senior Notes due 2018.

(a)           Sections 2.10(b) and 2.10(c) of the Existing Indenture shall not apply to the Senior Notes due 2018. With respect to the Senior Notes due 2018, any reference in the Existing Indenture (as it applies to the Senior Notes due 2018) to Sections 2.10(b) and 2.10(c) thereof shall be deemed to refer to Section 5(b) hereof.

(b)           Interests in the A Global Notes and the B Global Notes representing the Senior Notes due 2018 will be exchangeable or transferable, as the case may be, for certificated 8.875% Senior A Notes due 2018 or Step-Up Senior B Notes due 2018, if (A) in the case of the 8.875% Senior A-L Notes due 2018 and the Step-Up Senior B-L Notes due 2018 (i) DTC notifies the Issuer that it is unwilling or unable to continue as depositary for such A Global Notes or B Global Notes or DTC ceases to be a “clearing agency” registered under the Exchange Act, and the Issuer does not appoint a successor depositary within 90 days, or (ii) if holders of interests in such A Global Notes or B Global Notes request such exchange or transfer following the acceleration of, or payment default under, the 8.875% Senior A Notes due 2018 or the Step-Up Senior B Notes due 2018, and (B) in the case of the 8.875% Senior A-U Notes due 2018 and the Step-Up Senior B-U Notes due 2018, Euroclear or Clearstream (i) is closed for business for a continuous period of 14 days (other than by reason of statutory or holidays) or (ii) announces an intention permanently to cease business or does in fact do so. In addition,

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interests in the A Global Notes and the B Global Notes representing the 8.875% Senior A Notes due 2018 and the Step-Up Senior B Notes due 2018, respectively, will be exchangeable or transferable, as the case may be, upon request by or on behalf of DTC, or Euroclear and Clearstream, as applicable, in accordance with customary procedures. Furthermore, the Issuer may determine at any time and in its discretion that the 8.875% Senior A Notes due 2018 or the Step-Up Senior B Notes due 2018 shall cease to be represented by the A Global Notes or the B Global Notes. If the Issuer makes such determination, notifies DTC, or Euroclear and Clearstream, as applicable, accordingly and DTC, or Euroclear and Clearstream, as applicable, notifies its participants thereof, the Issuer will issue certificated 8.875% Senior A Notes due 2018 or Step-Up Senior B Notes due 2018 in exchange for any beneficial interests withdrawn from the corresponding A Global Note or B Global Note at the request of the beneficial holder of such interest. In such case, certificated 8.875% Senior A Notes due 2018 and Step-Up Senior B Notes due 2018 will be delivered promptly (but in any event no later than 15 days after such request) to the holders of interests in such A Global Notes and B Global Notes at the office or agency maintained by the Issuer for such purpose in the Borough of Manhattan, The City of New York, which initially will be the Corporate Trust Office, or at the office of any transfer agent for the Senior Notes due 2018 appointed pursuant to this Indenture.  If certificated 8.875% Senior A Notes due 2018 or certificated Step-Up Senior B Notes due 2018 are delivered pursuant to the terms hereof, the Units shall be dissolved as of such date of delivery.

(c)           The Issuer will rely on Section 3(a)(9) of the Securities Act in connection with the issuance of the 8.875% Senior A-L Notes due 2018, the Step-Up Senior B-L Notes due 2018 and the L Unit, and the Holders thereof may only resell any of such 8.875% Senior A-L Notes due 2018, the Step-Up Senior B-L Notes due 2018 or L Unit pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(d)           The Issuer will rely on Regulation S of the Securities Act in connection with the issuance of the 8.875% Senior A-U Notes due 2018, the Step-Up Senior B-U Notes due 2018 and the U Unit, and the Holders thereof may only resell any of such 8.875% Senior A-U Notes due 2018, Step-Up Senior B-U Notes due 2018 or U Unit pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

6.             Events of Default; Remedies of the Trustee and Noteholders on Event of Default.

Sections 4.1 and 4.2 of the Existing Indenture shall not apply to the 8.875% Senior A Notes due 2018. With respect to the 8.875% Senior A Notes due 2018, (i) any references in the Existing Indenture (as it applies to the 8.875% Senior A Notes due 2018 ) to Section 4.1 thereof shall be deemed to refer to the provision entitled “Events of Default” in Exhibit A hereto, which provision is incorporated by reference herein and (ii) any references in the Existing Indenture (as it applies to the 8.875% Senior A Notes due 2018 ) to Section 4.2 thereof shall be deemed to refer to the provision entitled “Remedies” in Exhibit A hereto, which provision is incorporated by reference herein.

Sections 4.1 and 4.2 of the Existing Indenture shall not apply to the Step-Up Senior B Notes due 2018. With respect to the Step-Up Senior B Notes due 2018, (i) any references in the Existing Indenture (as it applies to the Step-Up Senior B Notes due 2018) to Section 4.1 thereof

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shall be deemed to refer to the provision entitled “Events of Default” in Exhibit B hereto, which provision is incorporated by reference herein and (ii) any references in the Existing Indenture (as it applies to the Step-Up Senior B Notes due 2018) to Section 4.2 thereof shall be deemed to refer to the provision entitled “Remedies” in Exhibit B hereto, which provision is incorporated by reference herein.

7.             Supplemental Indentures.

(a)           Sections 7.1 and 7.2 of the Existing Indenture shall not apply to the Senior Notes due 2018. With respect to the Senior Notes due 2018, any references in the Existing Indenture (as it applies to the Senior Notes due 2018) to Section 7.1 thereof shall be deemed to refer to Section 7(b) hereof and any references in the Existing Indenture (as it applies to the Senior Notes due 2018) to Section 7.2 thereof shall be deemed to refer to Section 7(c) hereof.

(b)           Supplemental Indentures Without Consent of Noteholders. The Issuer and the Trustee may from time to time and at any time enter into an indenture or supplemental indenture in respect of the Senior Notes due 2018 for one or more of the following purposes:

(i)	to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Senior Notes due 2018 any property or assets;

(ii)
to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of all the covenants, agreements and obligations of the Issuer pursuant to Covenant 20 (Limitation on Merger, Consolidation, Sale and Lease);

(iii)
to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer may consider to be for the protection of the Holders of the Senior Notes due 2018, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in the Existing Indenture (as amended by this Supplemental Indenture) or in the Senior Notes due 2018; provided that, in respect of any such additional covenant, restriction, condition or provision, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Senior Notes due 2018 at the time Outstanding to waive such an Event of Default;

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(iv)
to cure any ambiguity or to cure, correct or supplement any provision contained herein or in the Senior Notes due 2018 or in any supplemental indenture that may be defective or inconsistent with any other provision contained in the Existing Indenture (as amended by this Supplemental Indenture) or in the Senior Notes due 2018 or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising hereunder, the Senior Notes due 2018 or under any supplemental indenture as the Issuer may, in its written opinion, deem necessary or desirable and which shall not adversely affect the interests of the Holders of Outstanding Senior Notes due 2018 in any material respect;

(v)	to evidence and provide for the acceptance of appointment under the Existing Indenture (as amended by this Supplemental Indenture) by a successor Trustee with respect to the Senior Notes due 2018;

(vi)
to correct or supplement any provision herein as requested by any securities exchange in order to obtain the listing thereon of the Senior Notes due 2018, provided that such actions shall not adversely affect the interests of the Holders of Outstanding Senior Notes due 2018 in any material respect;

(vii)
to comply with any requirement of the CNV, any stock exchange or regulatory entity in order to affect and maintain the qualification of the Existing Indenture (as amended by this Supplemental Indenture); or

(viii)	to establish the forms and terms of the Additional Notes and/or of the Additional 8.875% Senior A Notes due 2018 and/or of the Additional Step-Up Senior B Notes due 2018.

The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture that adversely affects the Trustee’s own rights, duties or immunities under the Existing Indenture (as amended by this Supplemental Indenture) or otherwise.

Any supplemental indenture authorized by the provisions of this Section 7(b) may be executed without the consent of the Holders of any of the Senior Notes due 2018 at the time Outstanding, notwithstanding any of the provisions of Section 7(c) hereof.

Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section 7(b), the Issuer at its expense shall give notice thereof to the CNV and the Holders, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of such supplemental indenture.

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(c)           With the affirmative vote of the Holders of not less than a majority in aggregate principal amount of the Senior Notes due 2018 (as applicable) at the time Outstanding present or represented at an extraordinary meeting of Holders of the Senior Notes due 2018 affected by any action referred to in this Section 7(c) at which a quorum is present, the Issuer and the Trustee may, from time to time and at any time, enter into an indenture or supplemental indenture in respect of the Senior Notes due 2018 for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Existing Indenture (as amended by this Supplemental Indenture), or of modifying in any manner the rights of the Holders of the Senior Notes due 2018; provided that no such indenture or supplemental indenture shall, without the consent of each Holder of the Senior Notes due 2018 affected thereby, make any of the following “fundamental” changes to the terms of the Senior Notes due 2018:

(i)	a change in the Stated Maturity of the principal of or interest on the Senior Notes due 2018;

(ii)	a reduction in the principal amount of or interest on the Senior Notes due 2018;

(iii)	a change in the Issuer’s obligation to pay Additional Amounts or any other amounts payable in respect of the Senior Notes due 2018;

(iv)	a change in the place of, or the currency in which, payment of principal of or interest (including Additional Amounts) on the Senior Notes due 2018 is to be made;

(v)
a change impairing the right to institute suit for the enforcement of the payment of principal of or interest (including Additional Amounts) on the Senior Notes due 2018 on or after the Stated Maturity thereof;

(vi)
a modification in the above-stated percentage of aggregate principal amount of the Senior Notes due 2018, necessary to modify or amend the Senior Notes due 2018 and the Existing Indenture (as amended by this Supplemental Indenture) as it applies to the Senior Notes due 2018, or to waive future compliance with or past default by the Issuer as it applies to the Senior Notes due 2018, as applicable, or a modification in the quorum requirements or the percentages of votes required for the adoption of any action at a meeting of Holders of the Senior Notes due 2018;

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(vii)	a modification or change to any provision affecting the ranking of the Senior Notes due 2018, as applicable, in a manner adverse to the Holders of the Senior Notes due 2018, as applicable;

(viii)	a change of the governing law;

(ix)
a modification or change to the Issuer’s obligation to make mandatory redemption payments in accordance with “Mandatory Redemption with Excess Cash” (as set forth in Exhibit A and Exhibit B) and “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions” (as set forth in Exhibit A), and “Mandatory Redemption from Equity Issuances, Sales of Major Assets and Sale and Leaseback Transactions” (as set forth in Exhibit B), provided, however, that any waiver of the limits imposed on the Issuer’s right to deduct on any date of determination Capital Expenditures (including Projected Capital Expenditures) or Mandatory Investments (including Projected Mandatory Investments) in calculating amounts required to be applied to effect redemptions under “Mandatory Redemption with Excess Cash” will not be considered a “fundamental” change;

(x)	a change to any prepayment or redemption provision of the Senior Notes due 2018, as applicable, that would alter the pro rata sharing of payments required thereby; or

(xi)
any amendment to the aforesaid list of provisions of the Existing Indenture (as amended by this Supplemental Indenture) that cannot be amended without the consent of each affected Holder of the Outstanding Senior Notes due 2018.

Upon the request of the Issuer and upon the filing with the Trustee of evidence of the vote of the Holders of the Senior Notes due 2018, as provided in this Section 7(c) and other documents, if any, required by Section 6.1 of the Existing Indenture (as amended by this Supplemental Indenture), the Trustee shall join with the Issuer in the execution of any such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under the Existing Indenture (as amended by this Supplemental Indenture) or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

It shall not be necessary for the consent of the Holders of the Senior Notes due 2018 under this Section 7(c) to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section 7(c), the Issuer at its expense shall give notice thereof to the Holders of the Senior Notes due 2018 as provided in Section 11.4 of the Existing Indenture (as amended by this Supplemental Indenture), and to the

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CNV, setting forth in general terms the substance of such supplemental indenture. If the Issuer shall fail to give such notice to the Holders of the Senior Notes due 2018 within 15 days after the execution of such supplemental indenture, the Trustee, at the request of the Issuer, shall give notice to such Holders as provided in Section 11.4 of the Existing Indenture (as amended by this Supplemental Indenture) at the expense of the Issuer. Any failure of the Issuer or the Trustee to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

8.              Redemption; Repurchases.

Sections 9.1, 9.2 and 9.3 of the Existing Indenture shall not apply to the Senior Notes due 2018. With respect to the 8.875% Senior A Notes due 2018, any references in the Existing Indenture (as it applies to the 8.875% Senior A Notes due 2018) to any of Sections 9.1, 9.2 or 9.3 thereof shall be deemed to refer (to the extent applicable) to the provision entitled “Optional Redemption” in Exhibit A hereto, which provision, together with the provisions entitled “Mandatory Redemption with Excess Cash” and “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions” is incorporated by reference herein. Section 2.12 of the Existing Indenture shall not apply to the 8.875% Senior A Notes due 2018. With respect to the 8.875% Senior A Notes due 2018, any references in the Existing Indenture (as it applies to the 8.875% Senior A Notes due 2018) to Section 9.4 thereof, shall be deemed to refer to Section 9.4 as set forth below:

“SECTION 9.4. Redemption at the Option of the issuer for Taxation Reasons. The Issuer may redeem the Notes of a Series in whole, but not in part, upon giving notice to Holders thereof, the Trustee and the CNV not less than 30 days nor more than 60 days prior to the date fixed for redemption (which notice shall be irrevocable), at their principal amount (or accreted principal amount if so specified pursuant to Section 2.4.), together with interest, if any, accrued to the date fixed for redemption and any Additional Amounts payable with respect thereto, if, pursuant to an Officers’ Certificate, (i) the Issuer certifies to the Trustee immediately prior to the giving of such notice that is has or will become obligated to pay Additional Amounts as a result of any change in or amendment to the laws or regulations of Argentina or any political subdivision or governmental authority thereof or therein having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment occurs after the date of issuance of the 8.875% Senior A Notes due 2018 and (ii) the Issuer certifies to the Trustee that such obligation cannot be avoided by the Issuer taking reasonable measures available to it, provided that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Amounts if a payment in respect of such Notes were then due. Prior to the giving of any notice of redemption described in this paragraph, the Issuer shall deliver to the Trustee an Officer´s Certificate (together with a copy of Opinion of Counsel to the effect that the Issuer has become obliged to pay Additional Amounts as a result of a change, amendment, official interpretation or application described above), stating that the Issuer is entitled to effect such redemption in accordance with the terms set forth herein and setting forth in reasonable detail a statement of the facts relating thereto.”

With respect to the Step-Up Senior B Notes due 2018, any references in the Existing Indenture (as it applies to the Step-Up Senior B Notes due 2018) to any of Sections 9.1, 9.2 or

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9.3 thereof shall be deemed to refer (to the extent applicable) to the provision entitled “Optional Redemption” in Exhibit B hereto, which provision, together with the provisions entitled “Mandatory Redemption with Excess Cash” and “Mandatory Redemption from Equity Issuances, Sales of Major Assets and Sale and Leaseback Transactions” is incorporated by reference herein. With respect to the Step-Up Senior B Notes due 2018, any references in the Existing Indenture (as it applies to the Step-Up Senior B Notes due 2018) to Section 9.4 thereof, shall be deemed to refer to Section 9.4 as set forth below:

“SECTION 9.4. Redemption at the Option of the issuer for Taxation Reasons. The Issuer may redeem the Notes of a Series in whole, but not in part, upon giving notice to Holders thereof, the Trustee and the CNV not less than 30 days nor more than 60 days prior to the date fixed for redemption (which notice shall be irrevocable), at their principal amount (or accreted principal amount if so specified pursuant to Section 2.4.), together with interest, if any, accrued to the date fixed for redemption and any Additional Amounts payable with respect thereto, if, pursuant to an Officers’ Certificate, (i) the Issuer certifies to the Trustee immediately prior to the giving of such notice that is has or will become obligated to pay Additional Amounts as a result of any change in or amendment to the laws or regulations of Argentina or any political subdivision or governmental authority thereof or therein having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment occurs after the date of issuance of the Step-Up Senior B Notes due 2018 and (ii) the Issuer certifies to the Trustee that such obligation cannot be avoided by the Issuer taking reasonable measures available to it, provided that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Amounts if a payment in respect of such Notes were then due. Prior to the giving of any notice of redemption described in this paragraph, the Issuer shall deliver to the Trustee an Officer´s Certificate (together with a copy of Opinion of Counsel to the effect that the Issuer has become obliged to pay Additional Amounts as a result of a change, amendment, official interpretation or application described above), stating that the Issuer is entitled to effect such redemption in accordance with the terms set forth herein and setting forth in reasonable detail a statement of the facts relating thereto”.

9.           Defeasance.

(a)           Sections 10.2, 10.3 and 10.4(1), (2), (3) and (5) of the Existing Indenture shall not apply to the Senior Notes due 2018. With respect to the Senior Notes due 2018, any references in the Existing Indenture (as it applies to the Senior Notes due 2018) to (i) any of Section 10.2, Section 10.3 or Section 10.4(1), (2) or (3) thereof shall be deemed to refer to Section 9(b) hereof and (ii) Section 10.4(5) thereof shall be deemed to be a reference to Section 9(c) hereof.

(b)           The Issuer may elect either (i) to defease and be discharged from any and all obligations with respect to the Senior Notes due 2018, including any obligation to redeem the Senior Notes due 2018 and the obligations described in the Covenants incorporated by reference in Section 4 hereof (except for certain obligations to pay any Additional Amounts, to register the transfer or exchange of the Senior Notes due 2018, to exchange the Senior Notes due 2018, to replace temporary or mutilated, destroyed, lost or stolen Senior Notes due 2018, to maintain a Trustee, Paying Agents and Transfer Agents

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with respect to such Senior Notes due 2018, to pay all stamp or other documentary taxes or other duties of a similar nature on the Senior Notes due 2018 imposed by Argentina or the United States or any political subdivision or taxing authority thereof or therein and to hold monies for payment in trust) (“total defeasance”) or (ii) to defease and be discharged from the Issuer’s obligations with respect to the Senior Notes due 2018 described in the Covenants incorporated by reference in Section 4 hereof (except for all obligations described under Covenant 20 (Limitation on Merger, Consolidation, Sale and Lease), Covenant 4 (Corporate Existence) and Covenant 24 (Available Information) and to have the occurrence of any of the following events not constitute Events of Default: any event specified in clauses (b), (c), (d), (e), (f) and (g) under the provision entitled “Events of Default” in Exhibit A hereto (but, with respect to clauses (b) and (c), only insofar as such clauses relate to obligations described in the Covenants from which the Issuer has been released as described in this clause (ii)) (“partial defeasance”), in either case (i) or (ii) upon the deposit with the Trustee (the “Defeasance Trustee”), in trust for such purpose, of money and/or Government Obligations and/or a combination thereof, which through the payment of principal and interest in accordance with their terms will (as confirmed by an opinion from an internationally recognized firm of independent accountants addressed to the Trustee) provide money without reinvestment in an amount sufficient to pay the principal of, and any interest then due or known to become due on, the Senior Notes due 2018 on the Stated Maturity of such principal or interest. Such a trust may only be established if, among other things, the Issuer has delivered to the Defeasance Trustee Opinions of Counsel of recognized standing with respect to U.S. federal income tax matters to the effect that the Holders of such Senior Notes due 2018 will not recognize gain or loss for U.S. federal income tax purposes as a result of such total defeasance or partial defeasance and will be subject to U.S. federal income tax on the same amount, in the same manner and at the same times as would have been the case if such total defeasance or partial defeasance had not occurred. The Opinion of Counsel in the case of a total defeasance must refer to and be based upon a ruling of the U.S. Internal Revenue Service or a change in applicable U.S. federal income tax law occurring after the date of this Supplemental Indenture. The defeasance will be effective when 123 days have passed since the date the deposit is made.

(c)           It shall be a condition to application of Section 9(b) hereof to the then Outstanding Senior Notes due 2018 that no Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of the relevant deposit or, insofar as Events of Default (k) and (l) in Exhibit A and Exhibit B are concerned, at any time during the period ending on the first day after the period of time in which any such deposit may remain subject to bankruptcy or insolvency laws (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

10.          Furnishing of Tax Certificates. The Trustee shall, promptly after it receives the same, send to the Issuer by facsimile or electronic means a copy of the Additional Amounts Spreadsheet received by the Trustee pursuant to the last paragraph of Covenant 29 (Additional Amounts) of any 8.875% Senior A-U Notes due 2018, Step-Up Senior B-U Notes due 2018, Additional 8.875% Senior A-U Notes due 2018 or Additional Step-Up Senior B-U Notes due 2018 .

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11.           Payments and Paying Agents; Vacancies in Office of Trustee.  Notwithstanding anything in Section 4 hereof to the contrary, Sections 3.21 and 3.22 of the Existing Indenture shall apply to the Senior Notes due 2018.

12.           Trustee to Provide Certain Notices, Etc.   Without prejudice to any duties of the Trustee set forth in Sections 5.12 and 11.4 of the Existing Indenture, the Trustee, at the expense of the Issuer, shall provide to the Holders of Senior Notes due 2018 (provided the Issuer has submitted such documents to the Trustee in advance):

(a) At least ten (10) days prior to the relevant Interest Payment Date a copy of any Officers’ Certificate delivered by the Issuer to the Trustee pursuant to the provision entitled “Limited Right to Capitalize Interest” in Covenant 1 (Payment of Principal and Interest) of the 8.875% Senior A Notes due 2018 and the Step-Up Senior B Notes due 2018;

(b) At least eight (8) days prior to the relevant Interest Payment Date a copy of any Officers’ Certificate delivered by the Issuer to the Trustee pursuant to the provision entitled “Mandatory Redemption with Excess Cash” in the 8.875% Senior A Notes due 2018 and the Step-Up Senior B Notes due 2018 and, within eight (8) days of receipt thereof, a copy of any Officers’ Certificate delivered by the Issuer to the Trustee pursuant to the provision entitled (x) “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions” in the 8.875% Senior A Notes due 2018 and (y) “Mandatory Redemption from Equity Issuances, Sales of Major Assets and Sale and Leaseback Transactions” in the Step-Up Senior B Notes due 2018; and

(c) At least thirty (30) days prior to the relevant date fixed for redemption, a copy of any Officers’ Certificate delivered by the Issuer to the Trustee pursuant to the provision entitled “Optional Redemption” in the 8.875% Senior A Notes due 2018 and the Step-Up Senior B Notes due 2018.

17

13.           Applicability of Existing Indenture.    Except as expressly modified by this Supplemental Indenture (including Exhibit A, Exhibit B, Exhibit C and Exhibit D hereto), the provisions of the Existing Indenture shall apply to the Senior Notes due 2018 and the Units; provided that (i) any such provisions of the Existing Indenture shall not apply to or otherwise affect the Senior Notes due 2018 or the Units insofar as such provisions of the Existing Indenture relate solely to any other Series of Notes and (ii) the terms and conditions that apply solely to the Notes of any other Series issued under the Existing Indenture shall not affect in any manner the terms and conditions of the Senior Notes due 2018 or the Units issued pursuant to this Supplemental Indenture.  Subject to the preceding sentence, this Supplemental Indenture constitutes an integral part of the Existing Indenture in respect of the Senior Notes due 2018 and the Units, but shall not modify, amend or otherwise affect the Existing Indenture insofar as it relates to any other Series of Notes or affect in any manner the terms and conditions of the Notes of any other Series.  Notwithstanding the foregoing, if any provision of this Supplemental Indenture conflicts with any provision of the Existing Indenture as it applies to the Senior Notes due 2018 or the Units, the provisions of this Supplemental Indenture shall control.

14.           Governing Law; Consent to Jurisdiction, Etc.

(a) This Supplemental Indenture, the Senior Notes due 2018 and the Units shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws rules; provided, however, that the Negotiable Obligations Law shall govern the requirements for the Senior Notes due 2018 to qualify as obligaciones negociables thereunder while such law, together with the Argentine Business Companies Law No. 19,550, as amended, and other applicable Argentine law shall govern the corporate power and authority of the Issuer to execute and deliver the Senior Notes due 2018 and the Units, the authorization and public offering of the listed notes by the CNV, and certain matters relating to meetings of Holders of the Senior Notes due 2018, including quorum, majority and convening requirements.

(b)           In addition to the provisions set forth in Section 11.7 of the Existing Indenture (which provisions shall apply to the Senior Notes due 2018 and the Units), the following provisions shall also apply to the Senior Notes due 2018 and the Units:

(i)
The Issuer and the Trustee hereby agree and, by their acceptance of the Senior Notes due 2018 and the Units, the Holders of such Notes and Units agree, irrevocably to waive, to the fullest extent permitted by applicable law, all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the Senior Notes due 2018, the Units or the Existing Indenture (as amended by this Supplemental Indenture) or the actions of any such Holder in the administration, performance or enforcement thereof; and

18

(ii)
The Issuer hereby irrevocably agrees, to the fullest extent it may effectively do so, to waive the right to demand that any Holder of a Senior Note due 2018 or Unit post a performance bond or guarantee (excepción de arraigo) in any action or proceeding initiated against the Issuer in Argentina in connection with the Senior Notes due 2018, the Units or the Existing Indenture (as amended by this Supplemental Indenture).

15.           Notices, Etc.

All notices and communications provided for hereunder, except as otherwise specifically provided herein, shall be granted in accordance with Section 11.4 of the Existing Indenture, as follows:

 If to the Issuer:

Metrogas S.A.
Gregorio Aráoz de Lamadrid 1360
(C1267AAB) Ciudad Autónoma de Buenos Aires
Argentina
Tel: 5411-4309-1010
Fax: 5411-4309-1025
Attention: Chief Financial Officer/General Counsel

 If to the Trustee:

The Bank of New York Mellon
101 Barclay Street, Floor 4E
New York, New York 10286
Tel: (212) 815-5550
Fax: (212) 815-5603
Attention: Corporate Trust GLAM-Latam

 If to any Holder, as provided in Section 11.4 of the Existing Indenture or, as to the Issuer and the Trustee, at such other address as shall be designated by such party in a written notice to the other party.

16.           No Waiver. No failure on the part of any Holder or the Trustee to exercise, and no delay in exercising, any right hereunder, under the Senior Notes due 2018 or the Units shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The remedies provided herein and in the Senior Notes due 2018 are cumulative and not exclusive of any remedies provided by law.

17.           Counterparts. This Supplemental Indenture may be executed in one or more counterparts, and by each party separately on a separate counterpart, and each such counterpart when executed and delivered shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

19

18.           Amendments to Section 5.2 of the Existing Indenture. Section 5.2 of the Existing Indenture is hereby amended by adding the following subsections (j) to (m):

(j)             In no event shall the Trustee be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, even if it has been advised of the likelihood of such loss or damage and regardless of the form of action.

(k)            In no event shall the Trustee be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, strikes, work stoppages, civil or military disturbances, nuclear or natural catastrophes, fire, riot, embargo, loss or malfunctions of utilities, communications or computer (software and hardware) services, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Agreement.

(l)             The Trustee agrees to accept and act upon facsimile transmission of written instructions pursuant to this Agreement; provided, however, that (a) the party providing such written instructions, subsequent to such transmission of written instructions, shall provide the originally executed instructions or directions to the Trustee in a timely manner, and (b) such originally executed instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions.

(m)           The Trustee agrees to accept and act upon instructions or directions pursuant to the Indenture sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Trustee shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the Issuer elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Issuer agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.

(n)            The Trustee shall not have notice of a default or an Event of Default unless a Responsible Officer of the Trustee who is responsible for administration of the Indenture has actual written notice of such default or Event of Default.  For the avoidance of doubt, the delivery of reports pursuant to Section G.26 (reporting) of the Senior Notes due 2018 shall not constitute constructive or actual notice of any information contained therein or determinable from information contained therein.

(o) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by (i) the Trustee in each of its capacities hereunder and (ii) the London Paying Agent.

(p)           The Trustee shall have no responsibility or liability for any calculations required under the Indenture in connection with the conversion of Dollars into Pesos as per Section E ("Prohibition of, or Restriction on, Access to Argentine Foreign Exchange Market") of the 8.875% Senior A-U Notes due 2018 and Step-Up Senior B-U Notes due 2018.

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19.           Ratification of Existing Indenture. Except as expressly supplemented hereby, the Existing Indenture is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Existing Indenture for all purposes, and every Holder of the Senior Notes due 2018 heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture.

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IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Indenture as of the date first above written.

METROGAS S.A.

By:
Title

By:
Title

22

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Title

THE BANK OF NEW YORK MELLON, London Branch, as London Paying Agent

By:
Title

23

EXHIBITS

EXHIBIT A – FORM OF FACE AND REVERSE OF THE 8.875% SENIOR A NOTES DUE 2018

EXHIBIT B – FORM OF FACE AND REVERSE OF THE STEP-UP SENIOR B NOTES DUE 2018

EXHIBIT C – FORM OF FACE AND REVERSE OF THE L UNIT

EXHIBIT D – FORM OF FACE AND REVERSE OF THE U UNIT

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EXHIBIT A

METROGAS S.A. (INCORPORATED IN THE CITY OF
BUENOS AIRES, ARGENTINA, WITH LIMITED LIABILITY
(SOCIEDAD ANÓNIMA) UNDER THE LAWS OF THE
REPUBLIC OF ARGENTINA ON NOVEMBER 24, 1992,
WITH A TERM OF DURATION EXPIRING ON DECEMBER 1, 2091
AND REGISTERED WITH THE PUBLIC REGISTRY OF COMMERCE ON
DECEMBER 1, 1992 UNDER NUMBER 11670, BOOK 112,
VOLUME A OF SOCIEDADES ANÓNIMAS, AND WITH DOMICILE AT
GREGORIO ARÁOZ DE LAMADRID 1360 (C1267AAB) CITY OF BUENOS AIRES,
ARGENTINA)

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [insert for 8.875% Senior A-L Notes due 2018 -- THE DEPOSITORY TRUST COMPANY (“DTC”)] [insert for 8.875% Senior A-U Notes due 2018 -- THE BANK OF NEW YORK MELLON AS COMMON DEPOSITARY (THE “COMMON DEPOSITARY”), FOR EUROCLEAR BANK S.A./N.V. (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTE ANONYME (“CLEARSTREAM”)] TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF [insert for 8.875% Senior A-L Notes due 2018 -- CEDE & CO.] [insert for 8.875% Senior A-U Notes due 2018 -- THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [insert for 8.875% Senior A-L Notes due 2018 -- DTC] [insert for 8.875% Senior A-U Notes due 2018 -- THE COMMON DEPOSITARY] (AND ANY PAYMENT IS MADE TO [insert for 8.875% Senior A-L Notes due 2018 -- CEDE & CO.] [insert for 8.875% Senior A-U Notes due 2018 -- THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [insert for 8.875% Senior A-L Notes due 2018 -- DTC] [insert for 8.875% Senior A-U Notes due 2018 -- THE COMMON DEPOSITARY]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN [insert for 8.875% Senior A-L Notes due 2018 -- DTC] [insert for 8.875% Senior A-U Notes due 2018 -- THE COMMON DEPOSITARY] OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [insert for 8.875% Senior A-L Notes due 2018 -- CEDE & CO.] [insert for 8.875% Senior A-U Notes due 2018 -- THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED] HAS AN INTEREST HEREIN.

1

INCLUDE IF NOTE IS A GLOBAL REGISTERED NOTE -- THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE DATED AS SEPTEMBER 8, 1999, BETWEEN THE ISSUER AND THE BANK OF NEW YORK MELLON, AS SUCCESOR TO CITIBANK, N.A., AS TRUSTEE, REGISTRAR, PAYING AGENT AND TRANSFER AGENT, AS AMENDED AND SUPPLEMENTED BY THE SUPPLEMENTAL INDENTURE REFERRED TO HEREINAFTER (THE “INDENTURE”).  THIS GLOBAL REGISTERED NOTE MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN [insert for 8.875% Senior A-L Notes due 2018 -- THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF] [insert for 8.875% Senior A-U Notes due 2018 -- THE COMMON DEPOSITARY FOR EUROCLEAR AND CLEARSTREAM] EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN SECTION 5(b) OF THE SUPPLEMENTAL INDENTURE DATED AS OF [  ], 2013 (THE “SUPPLEMENTAL INDENTURE”).  BENEFICIAL INTERESTS IN THIS GLOBAL REGISTERED NOTE MAY NOT BE TRANSFERRED OR ASSIGNED ON OR PRIOR TO THE EARLIER TO OCCUR OF THE TRIGGERING EVENT DATE (AS DEFINED HEREIN) AND THE CUT-OFF DATE (AS DEFINED HEREIN) OTHER THAN AS PART OF AND IN CONJUNCTION WITH THE UNIT REFERRED TO IN THE NEXT PARAGRAPH. THEREAFTER, BENEFICIAL INTERESTS IN THIS GLOBAL REGISTERED NOTE MAY BE TRANSFERRED OR ASSIGNED IN ACCORDANCE WITH SECTION [insert for 8.875% Senior A-L Notes due 2018 -- 5(c)] [insert for 8.875% Senior A-U Notes due 2018 -- 5(d)] OF THE SUPPLEMENTAL INDENTURE. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND HAS BEEN ISSUED IN RELIANCE UPON [insert for 8.875% Senior A-L Notes due 2018 -- SECTION 3(a)(9)] [insert for 8.875% Senior A-U Notes due 2018 -- Regulation S] OF THE SECURITIES ACT AND MAY ONLY BE RESOLD PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE IS BEING ISSUED UNDER A GLOBAL UNIT WITH A STEP-UP SENIOR B [-L] [-U] NOTE DUE 2018 ISSUED PURSUANT TO THE INDENTURE. UNTIL THE EARLIER TO OCCUR OF THE TRIGGERING EVENT DATE AND THE CUT-OFF DATE, THIS NOTE MAY ONLY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED AS PART OF AND IN CONJUNCTION WITH SUCH UNIT IN ACCORDANCE WITH SECTION [insert for 8.875% Senior A-L Notes due 2018 -- 5(c)] [insert for 8.875% Senior A-U Notes due 2018: 5(d)] OF THE SUPPLEMENTAL INDENTURE.

[insert for 8.875% Senior A-L Notes due 2018 -- THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. UPON REQUEST, THE COMPANY WILL PROMPTLY MAKE AVAILABLE TO A HOLDER OF THIS NOTE THE ISSUE PRICE, THE AMOUNT OF OID, THE ISSUE DATE, THE YIELD TO MATURITY OF THIS NOTE, THE COMPARABLE YIELD, AND THE PROJECTED PAYMENT SCHEDULE. HOLDERS SHOULD CONTACT MR. PABLO BOSELLI AT METROGAS, GREGORIO ARAOZ DE LAMADRID 1360, (1267AAB) BUENOS AIRES, ARGENTINA, TELEPHONE NUMBER (+54 11) 4309 1511.

2

METROGAS S.A.

[GLOBAL] REGISTERED NOTE

8.875% SENIOR [A-L] [A-U] NOTES DUE 2018

[CUSIP No. __]
[ISIN No. US]
[Common Code No. ____]

MetroGas S.A., a company duly organized and existing under the laws of the Republic of Argentina (“Argentina”) (herein called the “Issuer”), which term includes any successor Person (this and other terms used herein are defined below or on the reverse hereof) under the Indenture hereinafter referred to, for value received, hereby promises to pay to [insert for 8.875% Senior A-L Notes due 2018 -- CEDE & CO.] [insert for 8.875% Senior A-U Notes due 2018 -- THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED], or registered assigns, the principal sum of U.S.$ [●], on December 31, 2018 (the “Maturity Date”) (or on such earlier date as the principal sum may become repayable in accordance with the terms and conditions hereof).

Subject to the exercise of the right to capitalize interest as provided under “Limited Right to Capitalize Interest”, the Issuer hereby also promises to pay interest on the unpaid principal amount hereof from the Issuance Date, semiannually [(other than in the case of the first interest payment)] in arrears on June 30 and December 31 of each year (each, an “Interest Payment Date”) commencing on the first Interest Payment Date following the Issuance Date, at the rate of 8.875% per annum, until the principal hereof is paid in full or duly provided for, all subject to and in accordance with the terms and conditions of the Indenture.

Payments of interest hereon with respect to any Interest Payment Date will include interest accrued from and including the last Interest Payment Date (except for the first Interest Payment Date, which will accrue interest from and including the Issuance Date) to but excluding such Interest Payment Date. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months.

If any payment on this Note is due on a day that is not a Business Day at any place of payment, then, at such place of payment, such payment need not be made on such day but may be made on the next succeeding day that is a Business Day at such place of payment with the same force and effect as if made on the due date for such payment, and no interest will accrue for the period from and after such date on account of such delay.

The Issuer hereby also promises to pay, to the extent lawful, interest on overdue principal (including any mandatory prepayments) and interest (including any Additional Amounts) hereunder for each day the same is overdue at the rate of 2% per annum plus the rate otherwise applicable hereunder for such day.

3

The interest so payable and punctually paid, or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this [insert for 8.875% Senior A-L Notes due 2018 -- 8.875% Senior A-L Note due 2018][insert for 8.875% Senior A-U Notes due 2018 -- 8.875% A-U Note due 2018] (or one or more predecessor [insert for 8.875% Senior A-L Notes due 2018 --  8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 -- 8.875% A-U Notes due 2018]) is registered in the books (the “Register”) maintained by the Trustee, as Co-Registrar (the “Co-Registrar”) (each such Person being a “Holder”, provided that for so long as [insert for 8.875% Senior A-L Notes due 2018 -- the 8.875% Senior A-L Notes due 2018 and the Step-Up Senior B-L Notes due 2018 are held through an L Unit, the Holder of such L Unit shall be deemed the Holder of the 8.875% Senior A-L Notes due 2018 and of the Step-Up Senior B-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 -- the 8.875% Senior A-U Notes due 2018 and the Step-Up Senior B-U Notes due 2018 are held through a U Unit, the Holder of a U Unit shall be deemed the Holder of the 8.875% Senior A-U Notes due 2018 and of the Step-Up Senior B-U Notes due 2018] for purposes of this Note and of the Indenture), at the close of business on the Regular Record Date (as defined on the reverse hereof) immediately preceding such Interest Payment Date, provided, however, that interest payable at maturity will be payable to the Person to whom principal shall be payable.

Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, together with interest on such overdue interest as provided herein, may be paid to the Person in whose name this Note (or one or more predecessor 8.875% Senior A [insert for 8.875% Senior A-L Notes due 2018 -- -L] [insert for 8.875% Senior A-U Notes due 2018 -- -U] Notes due 2018 ) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee (a “Special Record Date”) notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payments of principal of and interest on this Note at maturity shall be made against presentation and surrender of this Note at the Corporate Trust Office (as defined on the reverse hereof) and, subject to any fiscal or other laws applicable thereto, at the specified offices of any other Paying Agent (as defined on the reverse hereof) appointed by the Issuer.  Payments of interest on this Note (other than at maturity) shall be made by check and mailed to the Person entitled thereto at such Person’s address as it appears in the Register or, in the case of a Holder of at least U.S.$1,000,000 aggregate principal amount of Notes of this Series, by wire transfer to a Dollar bank account maintained by the payee, provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account and providing wire transfer instructions no later than the Regular Record Date immediately preceding the relevant Interest Payment Date (or such other date as the Trustee may accept in its discretion). Unless such designation is revoked in writing, any designation made by such Holder with respect to this Note shall remain in effect with respect to any payments interest on this Note payable to such Holder.

4

This Note has been issued pursuant to resolutions of meetings of shareholders of the Issuer passed on December 22, 1998, October 15, 2004 and February 24, 2010, and resolutions of the Board of Directors of the Issuer passed on April 27, 1999, November 4, 2004, October 15, 2012 and October 17, 2012.

The Negotiable Obligations Law establishes the legal requirements necessary for this Note to qualify as a “Negotiable Obligation”. The authorization, execution, and delivery of this Note and the approval by the CNV of the offering thereof to the public in Argentina are governed by Argentine law. All other matters in respect of this Note and the Indenture are governed by, and construed in accordance with, the laws of the State of New York, United States of America.

This Note is issued in the English language. This Note may be executed by manual or facsimile signature.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth herein. Capitalized terms not otherwise defined herein or on the reverse hereof shall have the meanings assigned to them in the Indenture, including Section J set forth herein.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

METROGAS S.A.

By
Name:
Title: Director

By
Name:
Title: Member of the Supervisory Committee

6

CERTIFICATE OF AUTHENTICATION

This is one of the Registered Notes of the Series designated herein and referred to in the within mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By
Authorized Signatory

Dated:

7

[Reverse]

General.  This Note is a negotiable obligation under the Negotiable Obligations Law and is one of a duly authorized issue of notes of the Issuer, issuable in one or more series (each, a “Series”) and limited in aggregate principal amount outstanding at any time to U.S.$600,000,000 issued and to be issued under an Indenture, dated as of September 8, 1999, as supplemented and amended by the Supplemental Indenture dated as of [  ], 2013 (herein called the “Indenture”), between the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), co-registrar (“Co-Registrar”), transfer agent (such transfer agent and the other transfer agents referred to herein being collectively referred to herein as the “Transfer Agents”) and paying agent (such paying agent and other paying agents referred to herein being collectively referred to herein as the “Paying Agents”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the 8.875% Senior A Notes due 2018 and of the terms upon which the 8.875% Senior A Notes due 2018 are, and are to be, authenticated and delivered.  This Note is one of the Series designated on the face hereof and is subject to the terms hereof. Each Note shall be initially issued as part of a unit, which will comprise this Note and a Step-Up Senior B [insert for 8.875% Senior A-L Notes due 2018 -- -L] [insert for 8.875% Senior A-U Notes due 2018 -- -U] Note due 2018 issued pursuant to the Indenture. This Note may not be offered, sold or otherwise transferred other than as part of such unit, together with the related Step-Up Senior B [insert for 8.875% Senior A-L Notes due 2018 -- -L] [insert for 8.875% Senior A-U Notes due 2018 -- -U] Note due 2018 comprised in such unit, until the earlier to occur of Triggering Event Date and the Cut-Off Date, at which time the unit will be dissolved and this Note may be independently offered, sold or otherwise transferred as per the terms hereof.

Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Indenture, including Section J set forth herein.

The 8.875% Senior A Notes due 2018 shall be issuable only in registered form (“Registered Notes”) without coupons and only in minimum denominations of U.S.$ 1.00 and increments of U.S.$ 1.00.

Subject to the restrictions set forth herein and in the Indenture, the transfer or exchange of this Note is registrable on the Register upon surrender of this Note at any Transfer Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing. Upon such surrender of this Note for registration of transfer or exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees or of the Holder, as the case may be, one or more new 8.875% Senior A Notes due 2018 of the same Series as this 8.875% Senior A Notes due 2018, each of which new 8.875% Senior A Note due 2018 shall be a 8.875% Senior A-L Note due 2018 if this 8.875% Senior A Note due 2018 is a 8.875% A-L Senior Note due 2018 or a 8.875% Senior A-U Note due 2018 if this 8.875% Senior A Note due 2018 is a 8.875% Senior A-U Note due 2018, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

1

The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat, prior to due presentment thereof for registration of transfer, the Person in whose name a Registered Note is registered as the absolute owner thereof for all purposes, whether or not such Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary. For all purposes under the 8.875% Senior A Notes due 2018 and the Indenture, the “Holder” of any Registered Note is the Person in whose name a Registered Note is registered in the Register, provided that for so long as [insert for 8.875% Senior A-L Notes due 2018--the 8.875% Senior A-L Notes due 2018 and the Step-Up Senior B-L Notes due 2018 are held through an L Unit, the Holder of such L Unit shall be deemed the Holder of the 8.875% Senior A-L Notes due 2018 and of the Step-Up Senior B-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018--the 8.875% Senior A-U Notes due 2018 and the Step-Up Senior B-U Notes due 2018 are held through the U Unit, the Holder of the U Unit shall be deemed the Holder of the 8.875% Senior A-U Notes due 2018 and of the Step-Up Senior B-U Notes due 2018].

A.           Mandatory Redemption with Excess Cash. The Issuer will apply on the first Interest Payment Date to occur following the last day of each Excess Cash Computation Period an amount of cash equal to Available Excess Cash for such Excess Cash Computation Period as follows:

(1)
The Issuer will redeem at par, together with any accrued but unpaid interest and Additional Amounts, and without premium, fee or penalty, 8.875% Senior A Notes due 2018 and, at any time after the Triggering Event has occurred and, in such event, ratably with the 8.875% Senior A Notes due 2018, Step-Up Senior B Notes due 2018, in an aggregate principal amount no greater than the aggregate principal amount of any Additional 8.875% Senior A Notes due 2018 and, if applicable, Additional Step-Up Senior B Notes due 2018 that are issued, in the case of the 8.875% Senior A Notes due 2018, in accordance with “Limited Right to Capitalize Interest” and, in the case of the Step-Up Senior B Notes due 2018, in accordance with “Limited Right to Capitalize Interest” under the Step-Up Senior B Notes due 2018, in each case to the extent that the Issuer has not redeemed on or before the 15th day prior to such Interest Payment Date (but in any event after amounts have been capitalized) 8.875% Senior A Notes due 2018 and, if applicable, Step-Up Senior B Notes due 2018, in an aggregate amount equal to the aggregate principal amount of any such Additional 8.875% Senior A Notes due 2018 and, if applicable, Additional Step-Up Senior B Notes due 2018 (without taking into consideration (x) any redemption pursuant to “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions” herein or clause (2) below or any Market Purchase transactions and (y) at any time after the Triggering Event has occurred, any redemption pursuant to “Mandatory Redemption from Equity Issuances, Sales of Major Assets and Sale and Leaseback Transactions” under the Step-Up Senior B Notes due 2018, or clause (2) under “Mandatory Redemption with Excess Cash” thereunder).  The amount of the remaining Available Excess Cash for such Excess Cash Computation Period, if any, following the redemption of 8.875% Senior A Notes due 2018 and, if applicable, Step-Up Senior B Notes due 2018 as provided in this clause (1) is referred to as the “Net Available Excess Cash”.

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(2)
Until the Issuer has redeemed, repaid or purchased at least U.S.$[●] [The amount to be included will be determined on or prior to the Issuance Date and will be equal to U.S.$75,000,000 minus any cash payments made on or prior to the Issuance Date on account of interest accrued from 1/1/2011 to the Issuance Date under the reorganization plan] principal amount of the Senior Notes due 2018 (without taking into consideration the reduction in the outstanding principal amount under the Step-Up Senior B Notes due 2018 that results from payments made hereunder on or prior to the Triggering Event Date as a result of any Mandatory Redemption with Excess Cash, any Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions, any Optional Redemption and/or any Note Prepayments under the 8.875% Senior A Notes due 2018) as provided in Covenant 21 (Limitation on Restricted Payments) (the “Threshold Amount”) , the Issuer will apply an amount of cash equal to the Net Available Excess Cash to redeem ratably any Outstanding 8.875% Senior A Notes due 2018 and, at any time after the Triggering Event has occurred, Step-Up Senior B Notes due 2018 through Note Prepayments to the extent the Issuer has not used Net Available Excess Cash to make Market Purchase transactions after the 15th day prior to the immediately preceding Interest Payment Date and on or before the 15th day prior to such Interest Payment Date.

The Issuer will deliver to the Trustee at least 12 days prior to such Interest Payment Date an Officers’ Certificate setting forth in reasonable detail and certifying as accurate (i) the calculation of Excess Cash and Available Excess Cash for the preceding Excess Cash Computation Period, (ii) the aggregate principal amount of the Senior Notes due 2018 the Issuer purchased through Market Purchase transactions prior to such Interest Payment Date, the aggregate amount paid for such purchased Senior Notes due 2018 and that such purchased Senior Notes due 2018 have been cancelled and (iii) the principal amount of Senior Notes due 2018 the Issuer is required to redeem on such Interest Payment Date pursuant to clause (1) and clause (2) above.

B.           Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions. The Issuer will apply (i) 100% of the net cash proceeds of any Major Asset Sale, (ii) 50% of the net cash proceeds of any Equity Security sold by the Issuer in a Qualified Offering consummated after the Issuance Date and (iii) 100% of the net cash proceeds of any Sale and Leaseback Transaction to redeem, in each case within 45 days of the receipt by the Issuer or any of the Issuer’s Material Subsidiaries (to the extent applicable) of any such net cash proceeds, any Outstanding 8.875% Senior A Notes due 2018 and, at any time after the Triggering Event has occurred (provided that the Triggering Event occurred prior to receipt by the Issuer or any of the Issuer’s Material Subsidiaries of any such net cash proceeds), any Outstanding Step-Up Senior B Notes due 2018, through Market Purchase transactions (other than in connection with mandatory prepayments specified under clause (ii) above, except for offers made to all Holders of 8.875% Senior A Notes due 2018 and, at any time after the

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Triggering Event has occurred, all Holders of Step-Up Senior B Notes due 2018, ratably) or, at the Issuer’s option, Note Prepayments.

The Issuer will also, within 270 days of the receipt by the Issuer of any net cash proceeds of any Asset Sale (other than a Major Asset Sale) or an Expropriation, apply 100% of any such net cash proceeds to (i) redeem any 8.875% Senior A Notes due 2018 through Market Purchase transactions or, at the Issuer’s option, Note A Prepayments and/or (ii) acquire, or cause one of the Issuer’s Material Subsidiaries to acquire, all or substantially all of the assets of another Person engaged in a Permitted Business, or a majority of the voting stock of another Person engaged in a Permitted Business, or make Capital Expenditures or otherwise acquire long-term assets that are to be used by the Issuer or one of the Issuer’s Material Subsidiaries in a Permitted Business. For the avoidance of doubt, to the extent that the Issuer does not reinvest 100% of such net cash proceeds within such 270-day period as set forth in the preceding clause (ii), the Issuer shall apply any such remaining net cash proceeds to redeem 8.875% Senior A Notes due 2018 on or prior to the end of such 270-day period as set forth in the preceding clause (i).

The Issuer will deliver to the Trustee no later than five days following the last day of any 45-day or 270-day period referred to in the preceding two paragraphs an Officers’ Certificate setting forth (i) in reasonable detail and certifying as accurate the amount and source of net cash proceeds described in the two preceding paragraphs received by the Issuer or any of the Issuer’s Material Subsidiaries at the commencement of any such 45-day or 270-day period, (ii) with respect to net cash proceeds of an Asset Sale (other than a Major Asset Sale), to the extent such net cash proceeds are reinvested as set forth in the preceding paragraph, the aggregate amount of such net cash proceeds so used and (iii) the aggregate principal amount of 8.875% Senior A Notes due 2018 and, if applicable, Step-Up Senior B Notes due 2018, the Issuer purchased or redeemed during such 45-day or 270-day period, as the case may be, and stating that such purchased or redeemed 8.875% Senior A Notes due 2018 have been cancelled.

All redemptions are subject to the procedures of the applicable clearing systems.  For so long as any [insert for 8.875% Senior A-L Notes due 2018 -- 8.875% Senior A-L Note due 2018][insert for 8.875% Senior A-U Notes due 2018 -- 8.875% A-U Note due 2018] is held through a Unit, the mandatory redemption provisions shall apply to such Units.

C.           Optional Redemption. At any time after December 31, 2013, the Issuer may redeem the Senior Notes due 2018, at the Issuer’s option, in whole or in part, at any time or from time to time, at par, together with accrued and unpaid interest to the date fixed for redemption, and Additional Amounts, if any, payable with respect thereto; provided that if the Issuer elects to redeem any Senior Notes due 2018 under this provision Optional Redemption from January 1, 2014 to December 31, 2014, the Issuer shall effect such redemption in an amount equal to 102% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, and Additional Amounts, if any, payable with respect thereto, and at any date after December 31, 2014, without premium, fee or penalty.

In the event that the Issuer chooses to redeem less than all of the Senior Notes due 2018, the Senior Notes due 2018 will be redeemed on a pro rata basis, or will be selected for redemption by the Trustee in compliance with the requirements of the principal securities exchange, if any, on which such Senior Notes due 2018 are listed, or by such other method as the Trustee in its sole discretion shall deem to be fair and appropriate.

On the date fixed for redemption in accordance herewith and with the Indenture with respect to the Senior Notes due 2018, interest will cease to accrue on the Senior Notes due 2018

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or portions thereof called for redemption unless the Issuer has failed to timely deposit with the Paying Agent sufficient funds to effect such redemption, in which case interest will continue to accrue on such Senior Notes due 2018 of this Series until the actual date of redemption.

The Issuer will deliver to the Trustee at least 45 days before the date fixed for redemption at the Issuer’s option an Officers’ Certificate setting forth (i) the principal amount of Senior Notes due 2018 the Issuer will redeem on such date, (ii) the amount of principal per U.S.$1,000 principal amount of Senior Notes due 2018 the Issuer will redeem on such date and (iii) any other relevant payment details such as premium amounts and Additional Amounts, if any.

All redemptions are subject to the procedures of the applicable clearing systems.

D. Limitation on Purchase, Redemption or Prepayment of Senior Notes due 2018.  Until the Issuer shall have redeemed, repaid or purchased Senior Notes due 2018 in an amount equal to at least the Threshold Amount, the Issuer will not purchase, redeem or prepay any of the Senior Notes due 2018 other than as set forth under “Mandatory Redemption with Excess Cash”, “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions”and “Optional Redemption” above.

If the Issuer (or any of its Affiliates) at any time purchases or otherwise obtains Senior Notes due 2018 pursuant to Market Purchase transactions or otherwise, such Senior Notes due 2018 shall be promptly delivered to the Trustee for cancellation, shall not be considered Outstanding and shall not participate in making, giving or taking any action hereunder or under the Indenture. Notwithstanding the foregoing, Senior Notes due 2018 issued on or after the Issuance Date and held by the Issuer for delivery to holders of (x) Subsequently Admitted Debt and (y) indebtedness of the Issuer admitted as Conditional Debt (provided that the condition attached to such debt has been satisfied) shall not be required to be delivered to the Trustee for cancellation.

E. Prohibition of, or Restriction on, Access to Argentine Foreign Exchange Market.  If the Issuer is denied access to the Argentine foreign exchange market or the Issuer’s access to the market is limited, the Issuer will make any and all payments [insert for 8.875% Senior A-L Notes due 2018 -- hereunder to the extent permitted by law, in Dollars, by means of any legal procedure existing in Argentina on any Interest Payment Date under the 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 -- hereunder by depositing Pesos, in an amount (upon conversion at the Reference Exchange Rate as of the Foreign Exchange Restriction Date (as defined below)) equal to the interest and/or principal due and payable hereunder, on the Business Day immediately preceding the relevant payment date in such account held by, or for the benefit of, the London Paying Agent (or such other party or parties as the Trustee shall designate in writing) with a financial institution in Argentina as the Trustee may indicate to the Issuer by written notice at least two Business Days prior to the relevant payment date (the “Peso Payments Account”) for further transfer to the Holders of the 8.875% Senior A-U Notes due 2018 on the relevant payment date (to the extent permitted by applicable law).  In the event that the Issuer is denied access to the Argentine foreign exchange market or the Issuer’s access to the market is limited, the Issuer shall send to the Trustee three Business Days prior to the relevant payment date (the date that is three Business Days prior to the relevant payment date, the “Foreign Exchange Restriction Date”) a duly completed notice in substantially the form set forth in Annex 1 hereto (the “Foreign Exchange Restriction Notice”).  Upon deposit by the Issuer of the amounts determined in accordance with the preceding sentence in the Peso Payments Account, the Issuer shall be deemed to have satisfied and discharged in full the applicable interest or principal payment obligations under the 8.875% Senior A-U Notes due 2018 and, therefore, shall not grant to the Holders of the 8.875% Senior A-U Notes due 2018 any right to demand any additional payment or to request the acceleration of the Notes by reason of the application of this Section.]  All costs and taxes payable in connection with the procedures referred to herein above shall be borne by the Issuer.  The Trustee shall have no obligation under this provision to acquire Dollars in the event of any foreign exchange restriction or prohibition in Argentina.

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F.           Judgment Currency. [insert for 8.875% Senior A-U Notes due 2018 – Without prejudice to the Issuer’s right to discharge its payment obligations hereunder in Pesos pursuant to Section E hereof,] The Issuer’s obligation in respect of any sum payable by the Issuer to the Trustee or Holder of a Note of this Series shall, notwithstanding any judgment in a currency (the “judgment currency”) other than Dollars, be discharged only to the extent that on the Business Day following receipt by the Trustee or such Holder of any sum adjudged to be so due in the judgment currency, such Holder or Trustee may in accordance with normal banking procedures purchase Dollars with the judgment currency; if the amount of Dollars so purchased is less than the sum originally due in Dollars, the Issuer agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Trustee or Holder against such loss.

G.           Covenants. For as long as any of the 8.875% Senior A Notes due 2018 remain Outstanding or any amount remains unpaid on any of the 8.875% Senior A Notes due 2018, the Issuer shall, and shall cause its Material Subsidiaries to, comply with the terms of the covenants set forth in paragraphs 1 through 30 below.

1.           Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of, premium, if any, and interest and Additional Amounts, if any, on the 8.875% Senior A Notes due 2018 in accordance with the terms of the 8.875% Senior A Notes due 2018 and the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and Additional Amounts, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Limited Right to Capitalize Interest.  On any Interest Payment Date occurring on or prior to June 30, 2014, and so long as the Issuer has not made any Restricted Payment at any time prior to such Interest Payment Date, the Issuer may, in lieu of paying in cash the Capitalizable Portion of the amount of interest that, without giving effect to this paragraph, is due and payable on such Interest Payment Date in respect of the [insert for 8.875% Senior A-L Notes due 2018 -- 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 -- 8.875% Senior A-U Notes due 2018], pay such Capitalizable Portion of such amount of interest by authorizing the issuance of  [insert for 8.875% Senior A-L Notes due 2018 – Additional 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 – Additional 8.875% Senior A-U Notes due 2018] in an aggregate principal amount equal to the Capitalizable Portion of such amount of interest, rounded up to the nearest U.S.$1.00 and in such form as approved by the Board of Directors of the Issuer at the time such [insert for 8.875% Senior A-L Notes due 2018 – Additional 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 – Additional 8.875% Senior A-U Notes due 2018] are first issued.  The [insert for 8.875% Senior A-L Notes due 2018 – Additional 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 – Additional 8.875% Senior A-U Notes due 2018] shall be issued to the credit of the Holders of the [insert for 8.875% Senior A-L Notes due 2018 -- 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 -- 8.875% Senior A-U Notes due 2018] on the Regular Record Date corresponding to the applicable Interest Payment Date, pro rata in accordance with their interests.  If the Company elects to capitalize accrued interest as described in this paragraph, it must issue additional [insert for 8.875% Senior A-L Notes due 2018 – Additional A-L Global Notes] [insert for 8.875% Senior A-U Notes due 2018 – Additional A-U Global Notes] within thirty (30) days after the relevant Interest Payment Date in order to evidence the capitalization of interest described in this paragraph.  The “Capitalizable Portion” of the total amount of interest that, without giving effect to this paragraph, is due and payable on any Interest Payment Date in respect of the [insert for 8.875% Senior A-L Notes due 2018 -- 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 -- 8.875% Senior A-U Notes due 2018] means (i) with respect to any Interest Payment Date occurring on or prior to June 30, 2013, up to 100% of such total amount of interest, and (ii) with respect to any Interest Payment Date occurring after June 30, 2013 and on or prior to June 30, 2014, up to 50% of such total amount of interest.

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The Issuer will deliver to the Trustee at least 15 days before each Interest Payment Date on which the Issuer will pay interest on the [insert for 8.875% Senior A-L Notes due 2018 -- 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 -- 8.875% Senior A-U Notes due 2018] by issuing [insert for 8.875% Senior A-L Notes due 2018 – Additional 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 – Additional 8.875% Senior A-U Notes due 2018] in accordance with the preceding paragraph an Officers’ Certificate (i) setting forth in reasonable detail and certifying as accurate the calculation (including the Issuer’s good faith estimate of what the Issuer’s Cash Balance will be at the close of business on such Interest Payment Date without giving effect to the preceding paragraph) of the Capitalizable Portion of the amount of interest that, without giving effect to the preceding paragraph, is due and payable on such Interest Payment Date in respect of the [insert for 8.875% Senior A-L Notes due 2018 -- 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 -- 8.875% Senior A-U Notes due 2018], (ii) stating that the Issuer will pay interest in respect of the [insert for 8.875% Senior A-L Notes due 2018 -- 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 -- 8.875% Senior A-U Notes due 2018] by issuing within thirty (30) days after the relevant Interest Payment Date [insert for 8.875% Senior A-L Notes due 2018 – Additional 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 – Additional 8.875% Senior A-U Notes due 2018] in an aggregate principal amount equal to the amount specified in such Officers’ Certificate, which amount shall not be greater than such Capitalizable Portion of such amount of interest, (iii) specifying the amount of interest per U.S.$1,000 principal amount of [insert for 8.875% Senior A-L Notes due 2018 -- 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 -- 8.875% Senior A-U Notes due 2018] to be paid (A) in cash on such Interest Payment Date and (B) by issuing [insert for 8.875% Senior A-L Notes due 2018 – Additional 8.875% Senior A-L Notes due 2018] [Additional 8.875% Senior A-U Notes due 2018] within thirty (30) days after the relevant Interest Payment Date and (iv) instructing the Trustee to take all necessary action to take account of the newly issued [insert for 8.875% Senior A-L Notes due 2018 – Additional 8.875% Senior A-L Notes due 2018] [insert for 8.875% Senior A-U Notes due 2018 – Additional 8.875% Senior A-U Notes due 2018] and to reflect them in the Register in accordance with the preceding paragraph.

2.           Maintenance of Governmental Approvals. The Issuer will duly obtain and maintain in full force and effect all governmental approvals, consents or licenses which are necessary under any applicable laws for the execution, delivery and performance of the Indenture and the 8.875% Senior A Notes due 2018 and for the validity or enforceability of any thereof.

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3.           Maintenance of Office or Agency. The Issuer will (i) maintain in the Borough of Manhattan, The City of New York, an office or agency of a paying agent where the 8.875% Senior A Notes due 2018 may be paid and notices and demands to or upon the Issuer in respect of the 8.875% Senior A Notes due 2018 and the Indenture may be served and an office or agency of a transfer agent where 8.875% Senior A Notes due 2018 may be surrendered for registration of transfer and exchange, and (ii) so long as it is required by the rules of the CNV or other applicable law, maintain an office or agency of a paying agent and transfer agent for such purposes in Buenos Aires. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any required office or agency or shall fail to furnish the Trustee with the address thereof, all presentations, surrenders, notices and demands may be served at the Corporate Trust Office.

4.           Corporate Existence. The Issuer will (i) maintain in effect the Issuer’s corporate existence except as otherwise permitted under Covenant 20 (Merger, Consolidation, Sale and Lease) and (ii) take all reasonable actions to maintain all rights, privileges, titles to property, franchises and the like necessary or desirable in the normal conduct of the Issuer’s business, activities or operations.

5.           Compliance with Laws, Rules and Regulations. The Issuer will, and will cause each of the Issuer’s Material Subsidiaries to, comply with all applicable laws, rules, regulations, orders and directives of any Governmental Agency having jurisdiction over the Issuer’s business or the business of such Material Subsidiary, as the case may be, and all covenants and other obligations contained in any agreements to which the Issuer or such Material Subsidiary is a party, except where the failure so to comply would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, operations, business affairs or business prospects of the Issuer and its Subsidiaries taken as a whole and except to the extent any such law, rule, regulation, order, directive, covenant or obligation is contested in good faith and, if appropriate, by appropriate legal proceedings.

6.           Maintenance of Properties. The Issuer will, and will cause each of the Issuer’s Material Subsidiaries to, cause all tangible Properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order, normal wear and tear excepted, and will cause, and will cause each of the Issuer’s Material Subsidiaries to cause, to be made all necessary repairs, renewals, replacements and improvements thereof, all as in the Issuer’s reasonable judgment shall be necessary properly to conduct at all times the business carried on in connection therewith; provided, however, that nothing shall prevent the Issuer or any such Material Subsidiary from discontinuing the operation or maintenance of any of such Properties if such discontinuance is, as determined in good faith by the Issuer’s Board of Directors or the Issuer’s appropriate officers or by those of such Material Subsidiary, desirable in

8

the conduct of the Issuer’s and the Issuer’s Subsidiaries’ business taken as a whole and not adverse in any material respect to the Holders.

7.           Payments of Taxes and Other Claims. The Issuer will, and will cause each of the Issuer’s Material Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Issuer or such Material Subsidiary, as the case may be, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the Issuer’s Property or that of such Material Subsidiary, as the case may be; provided, however, that neither the Issuer nor any such Material Subsidiary will be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith and, if appropriate, by appropriate legal proceedings or the amounts of which in the aggregate do not exceed U.S.$15,000,000 (or its equivalent in other currencies).

8.           Maintenance of Insurance. The Issuer will, and will cause each of the Issuer’s Material Subsidiaries to, at all times maintain insurance for all of its Properties that are of an insurable nature in such amounts and covering such risks as is usually carried by corporations similarly situated and owning like Properties in accordance with good business practice.

9.           Limitation on Incurrence of Indebtedness and Guarantees. The Issuer will not Incur or Guarantee, or permit the Issuer’s Material Subsidiaries to Incur or Guarantee, any Indebtedness unless (i) the Issuer has redeemed in accordance with clause (1) under “Mandatory Redemption with Excess Cash” an aggregate principal amount of (x) 8.875% Senior A Notes due 2018 equal to the Capitalizable Portion by which the aggregate principal amount of the 8.875% Senior A Notes due 2018 has been increased in accordance with “Limited Right to Capitalize Interest” (without taking into consideration any redemption pursuant to “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions” or clause (2) under “Mandatory Redemption with Excess Cash” or any Market Purchase transactions) and (y) at any time after the Triggering Event has occurred, Step-Up Senior B Notes due 2018 equal to the Capitalizable Portion (as defined therein) by which the aggregate principal amount of the Step-Up Senior B Notes due 2018 has been increased in accordance with “Limited Right to Capitalize Interest” under the Step-Up Senior B Notes due 2018 (without taking into consideration, at any time after the Triggering Event has occurred, any redemption pursuant to “Mandatory Redemption from Equity Issuances, Sales of Major Assets and Sale and Leaseback Transactions” under the Step-Up Senior B Notes due 2018, or clause (2) under “Mandatory Redemption with Excess Cash” thereunder), and (ii) after giving effect to such Incurrence or Guarantee and the application of the proceeds thereof, the Leverage Ratio is equal to or less than 3.5:1.0.

Notwithstanding the foregoing, the Issuer and the Material Subsidiaries may, to the extent provided below, Incur or Guarantee the following Indebtedness (“Permitted Indebtedness”):

(a)           The Senior Notes due 2018;

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(b)           Indebtedness secured by a Lien on any Property at the time of acquisition of such Property by the Issuer or any of its Material Subsidiaries, which Indebtedness was not (or is not) created in connection with such acquisition and which does not extend to any of the Issuer’s other Property or that of such Material Subsidiary;

(c)           purchase money Indebtedness in an aggregate principal amount not to exceed U.S.$30,000,000 (or its equivalent in other currencies) during any calendar year;

(d)           Indebtedness not otherwise permitted in an aggregate principal amount at any time outstanding not to exceed U.S.$30,000,000 (or its equivalent in other currencies);

(e)           Refinancing Indebtedness;

(f)           Subordinated Indebtedness; and

(g)           unsecured and unsubordinated obligations of the Issuer (ranking pari passu with the 8.875% Senior A Notes due 2018, except for any right of set-off under the License or applicable law upon termination of the License) arising under an indemnity granted by the Issuer to the Argentine government or its agencies or instrumentalities, in respect of losses incurred by the indemnified person as a result of the enforcement of a judgment or arbitral award, or the settlement of a claim, brought by current or former direct or indirect shareholders of the Issuer (other than (x) Gas Argentino S.A. and (y) YPF S.A. and its Affiliates) on account of actions or omissions that occurred on or prior to the Issuance Date of the Argentine government or its agencies or instrumentalities related to the License (the “Indemnity Debt”).

10.           Limitation on Transactions with Affiliates. The Issuer will not, and will not permit any of the Issuer’s Material Subsidiaries to, enter into or carry out (or agree to enter into or carry out) any transaction or arrangement with any Affiliate (other than one of the Issuer’s Wholly-owned Subsidiaries), except for any transaction or arrangement entered into or carried out on terms no less favorable to the Issuer or such Material Subsidiary than those which could have been obtained on an arm’s-length basis with a Person that is not an Affiliate; provided that any such transaction or arrangement is entered into in accordance with applicable law and regulations (including, without limitation, Argentine Decree No. 677/2001, as amended or supplemented, and the applicable regulations of the CNV).

11.           Negative Pledge. The Issuer will not, and will not permit any of the Issuer’s Material Subsidiaries to, create any Lien upon the whole or any part of its or such Material Subsidiary’s Property, whether now owned or hereafter acquired, to secure (i) any of its or such Material Subsidiary’s Indebtedness, (ii) any of its or such Material Subsidiary’s Guarantees or (iii) the Indebtedness or Guarantees of any other Person, except for any Lien:

(a)           created or arising over any Property which is acquired, constructed or created by the Issuer or any of the Issuer’s Material Subsidiaries but only if (1) such Lien secures only principal amounts (not exceeding the cost of such acquisition, construction or creation) raised for the purposes of such acquisition, construction or creation, together with any costs, expenses, interest and fees Incurred in relation thereto or a Guarantee given in respect thereof, (2) such Lien is created or arises on or before 90 days after the completion of such acquisition, construction or creation and (3) such Lien is confined solely to the Property so acquired, constructed or created;

10

(b)           over any Property owned by a corporation or other Person, which Lien exists at the time such corporation or other Person becomes the Issuer’s Subsidiary, which Lien was not (or is not) created in connection with such corporation or other Person becoming such a Subsidiary of the Issuer and does not extend to any other Property of the Issuer or any of the Issuer’s Material Subsidiaries;

(c)           over any Property at the time of the acquisition of such Property by the Issuer or any of the Issuer’s Subsidiaries, which Lien was not (or is not) created in connection with such acquisition and does not extend to any other Property of the Issuer or any of the Issuer’s Material Subsidiaries;

(d)           described in paragraph (a), (b) or (c) above and renewed or extended upon the renewal, extension, refinancing or replacement of the Indebtedness or Guarantee secured thereby, provided that there is no increase in the principal amount of the Indebtedness or of the Indebtedness guaranteed by the Guarantee secured thereby over the original principal amount thereof or guaranteed thereby;

(e)           arising solely by operation of law in favor of carriers, warehousemen, landlords, mechanics, materialmen, laborers, employees or suppliers and which is Incurred in the ordinary course of business for sums which are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof;

(f)           in existence on the initial Issuance Date;

(g)           (i) on deposits to secure, or any Lien otherwise securing, the performance of bids, trade contracts, leases, statutory obligations, surety bonds, appeal bonds, performance bonds and other obligations of like nature Incurred in the ordinary course of business, or (ii) securing the performance of bids or proposals for the acquisition of Property by the Issuer or any of the Issuer’s Material Subsidiaries in the ordinary course of business;

(h)           on any Property that secures any extension, renewal or refunding of Indebtedness or Guarantees secured as permitted under the Indenture;

(i)           to secure debt securities solely for the purposes of partial or total defeasance of debt securities in accordance with the Indenture;

(j)           created or established in order to comply with any applicable rule, regulation, order, resolution, decree, directive or instruction of any federal, provincial or municipal government of Argentina, or any agency or instrumentality thereof, in connection with the conduct of a Permitted Business, including, without limitation, any set-off rights of the government of Argentina, or any agency or instrumentality thereof with respect to the License; or

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(k)           not described in paragraphs (a) through (j) above and securing Indebtedness or Guarantees as aforesaid as well as related costs, expenses, interest and fees in relation to an aggregate principal amount not exceeding U.S.$15,000,000 (or its equivalent in any other currencies);

without at the same time or prior thereto extending to the 8.875% Senior A Notes due 2018 of this Series the same security equally and ratably therewith so long as such Lien shall remain in effect.

12.           Limitation on Payment Restrictions Affecting Material Subsidiaries. (a) Except as provided in paragraph (b), the Issuer will not, and will not permit any of the Issuer’s Material Subsidiaries to (x) create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any of the Issuer’s Material Subsidiaries to make, or (y) agree to include as an event of default or prepayment event under any debt obligation or other agreement to which any of the Issuer’s Material Subsidiaries is a party upon:

(i)           any payment of dividends or making of any other distributions on any Equity Securities of such Material Subsidiary owned by the Issuer or any other of the Issuer’s Material Subsidiaries, or

(ii)           any payment of any Indebtedness or other obligation owed to the Issuer or any of the Issuer’s Material Subsidiaries.

(b)           The provisions of paragraph (a) do not apply to any encumbrances or restrictions:

(i)           existing under or by reason of applicable law,

(ii)          existing with respect to any Person, or to the property or assets of any Person, at the time the Person is acquired by the Issuer or any Material Subsidiary of the Issuer, which encumbrances or restrictions (x) are not applicable to any other Person other than a Subsidiary of such Person or the property or assets of any other Person other than any such Subsidiary and (y) were not put in place in anticipation of such event, and any extensions, renewals, replacements or refinancings of any of the foregoing; provided that the encumbrances and restrictions in the extension, renewal, replacement or refinancing are, taken as a whole, no less favorable in any material respect to the Holders than the encumbrances or restrictions being extended, renewed, replaced or refinanced,

(iii)         with respect to a Material Subsidiary of the Issuer and imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Equity Securities of, or property and assets of, such Material Subsidiary, or

(iv)         existing pursuant to the Indenture, and the Senior Notes due 2018.

13.           Limitation on Sale and Leaseback Transactions. The Issuer will not enter into, renew or extend, or permit any of the Issuer’s Material Subsidiaries to enter into, renew or

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extend, any transaction or series of related transactions pursuant to which the Issuer or any such Material Subsidiary sells or transfers any Property in connection with the leasing, or the release against installment payments, or as part of an arrangement involving the leasing or resale against installment payments, of such Property to the seller or transferor (a “Sale and Leaseback Transaction”) except (i) a Sale and Leaseback Transaction that, had such Sale and Leaseback Transaction been structured as a mortgage loan rather than as a Sale and Leaseback Transaction, the Issuer or such Material Subsidiary would not have been prohibited from entering into such transaction pursuant to Covenant 11 (Negative Pledge) and (ii) a Sale and Leaseback Transaction entered into prior to the initial Issuance Date. The Issuer will apply the net cash proceeds of any Sale and Leaseback Transaction to purchase or redeem the 8.875% Senior A Notes due 2018 and, at any time after the Triggering Event has occurred, the Step-Up Senior B Notes due 2018, as provided under “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions”.

14.           Limitation on Asset Sales. The Issuer will not, and will not permit any of the Issuer’s Material Subsidiaries to, make any Asset Sale unless the following conditions are met:

(a)           the Asset Sale is for fair market value, as determined in good faith by the Issuer’s Board of Directors;

(b)           at least 75% of the value of the consideration therefrom is in the form of cash or Cash Equivalents; provided that in the case of an Asset Sale to an Affiliate of the Issuer, the consideration received that is not cash or Cash Equivalents consists of property or assets that are suitable for use and will be used in a Permitted Business; and

(c)           such Asset Sale does not materially and adversely affect the Issuer’s ability to meet the Issuer’s obligations under the 8.875% Senior A Notes due 2018 on a timely basis or any rights or interests of the Trustee (as evidenced by an Officers’ Certificate) or the Holders under the Indenture or the 8.875% Senior A Notes due 2018.

The Issuer will apply the net cash proceeds of any Asset Sale as provided under “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions”.

15.           Pari Passu. The Issuer will ensure at all times that the Issuer’s obligations under the 8.875% Senior A Notes due 2018 and the Indenture constitute unsecured obligations of the Issuer and, in any bankruptcy or insolvency proceeding under Argentine law, will rank at least pari passu in right of payment with all of the Issuer’s other existing and future unsecured Indebtedness (other than Indebtedness ranking senior thereto by statute or by operation of law).

16.           Assignment of License. The Issuer will not assign any of the Issuer’s right, title and interest under the License.

17.           Termination of License. The Issuer will not take any action or refrain from taking any action the taking of which or the failure to take which, in the Issuer’s reasonable opinion, would result in the termination of the License in accordance with its terms.

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18.           Amendment of License. The Issuer will not agree to amend or waive, and will not consent to any amendment or waiver of, any terms of the License unless such amendment or waiver would not materially and adversely affect (i) the Issuer’s ability to meet the Issuer’s obligations under the 8.875% Senior A Notes due 2018 on a timely basis or (ii) any rights or interests under the Indenture of the Trustee or the Holders, in each case without the prior consent of, respectively, the Trustee or Holders representing not less than 25% of the aggregate principal amount of the Outstanding Senior Notes due 2018, the materiality of any such amendment or waiver to be determined in relation to the Issuer’s ability to meet such obligations in a timely manner or to such rights and interests, as the case may be, immediately prior to giving effect to such amendment or waiver.

19.           Maintenance of Books and Records. The Issuer will, and will cause each of the Issuer’s Material Subsidiaries to, maintain books, accounts and records in accordance with Argentine GAAP or generally accepted accounting principles in the jurisdictions where such Material Subsidiaries are organized.

20.           Limitation on Merger, Consolidation, Sale and Lease. The Issuer will not merge into or consolidate with any Person or sell, convey, transfer or lease all or substantially all of its Properties, whether by one transaction or a series of transactions, to any Person unless:

(a)           the holders of the 8.875% Senior A Notes due 2018 had the opportunity to exercise opposition rights, if any, they may have under Argentine Law No. 11,867 (if applicable to such transaction or series of transactions), Argentine Law No. 19,550 (as amended) or any other applicable Argentine law and the Issuer shall have complied with any such opposition rights with respect to such transaction or series of transactions;

(b)           immediately after giving effect to such transaction or series of transactions on a pro forma basis, no Default or Event of Default shall have occurred and be continuing;

(c)           immediately after giving effect to such transaction or series of transactions on a pro forma basis, (i) any corporation formed by any such merger or consolidation or the Person which acquires by sale, conveyance or transfer, or which leases, all or substantially all of the Issuer’s Properties (the “Successor Corporation”) shall expressly assume by supplemental indenture the due and punctual payment of the principal of, premium, if any, and interest and Additional Amounts, if any, on the 8.875% Senior A Notes due 2018 according to their terms, and the due and punctual performance of all of the Issuer’s covenants and obligations under the 8.875% Senior A Notes due 2018 and the Indenture; (ii) the Successor Corporation (except in the case of leases) succeeds to and becomes substituted for the Issuer with the same effect as if it had been named in the 8.875% Senior A Notes due 2018 instead of the Issuer; and (iii) immediately after giving effect to such transaction or series of transactions on a pro forma basis, the Successor Corporation shall have a senior unsecured debt rating from at least two Argentine or United States rating agencies equal to or higher than the Issuer’s senior unsecured debt rating immediately prior to giving effect thereto; and

(d)           the Issuer shall provide to the Trustee an Officers’ Certificate and an Opinion of Counsel stating that such consolidation, merger, sale, conveyance, transfer or lease

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complies with the 8.875% Senior A Notes due 2018, the Indenture and applicable law and that all conditions precedent therein relating to such transaction have been met.

In case of any such consolidation or merger (if the Issuer is not the surviving corporation) or any such sale, conveyance, transfer or lease, the Successor Corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein as the Issuer. The Successor Corporation may cause to be signed, and may issue either in its own name or in the Issuer’s name prior to such succession, any or all of the 8.875% Senior A Notes due 2018 that theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of the Successor Corporation instead of the Issuer’s order and subject to all the terms, conditions and limitations in the Indenture, the Trustee shall authenticate and shall deliver any 8.875% Senior A Notes due 2018 that previously shall have been signed and delivered by the Issuer to the Trustee for authentication, and any 8.875% Senior A Notes due 2018 that the Successor Corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the 8.875% Senior A Notes due 2018 so issued shall in all respects have the same legal rank and benefit under the Indenture as the 8.875% Senior A Notes due 2018 theretofore or thereafter issued in accordance with the terms of the Indenture as though all of the 8.875% Senior A Notes due 2018 had been issued at the Issuance Date.

In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the 8.875% Senior A Notes due 2018 thereafter to be issued as may be appropriate.

In the event of any such consolidation or merger (if the Issuer is not the surviving corporation) or any such sale, conveyance (other than a conveyance by way of lease) or transfer, the Issuer shall be discharged from all obligations and covenants under the Indenture and the 8.875% Senior A Notes due 2018 to be performed by the Issuer (other than those obligations and covenants which, by their terms, shall expressly survive) and may be liquidated and dissolved. No successor shall have the right to redeem any Outstanding 8.875% Senior A Notes due 2018 unless the Issuer would have been entitled to redeem such 8.875% Senior A Notes due 2018 pursuant to the Indenture in the absence of any such merger, consolidation, sale, conveyance, transfer or lease permitted therein.

The Trustee may rely (and shall be fully protected in such reliance) on the Opinion of Counsel prepared in accordance with the Indenture as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease, and any such liquidation or dissolution, complies with the applicable provisions of the Indenture and the 8.875% Senior A Notes due 2018.

This covenant shall not apply to the disposition by the Issuer of all or substantially all of its Properties in a transaction governed by “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions” and Covenant 14 (Limitation on Asset Sales).

The Issuer will give written notice of any such consolidation, merger, sale, conveyance, transfer or lease to the Trustee and the Holders of the 8.875% Senior A Notes due

15

2018 in accordance with the procedures set forth in the Indenture at least 30 days prior to the termination of the period during which the Holders of the 8.875% Senior A Notes due 2018 can exercise any opposition rights they may have under Argentine Laws Nos. 11,867 and 19,550 or any other applicable Argentine law.

21.           Limitation on Restricted Payments. Until the Issuer has redeemed, repaid or purchased at least U.S.$[●] [The amount to be included will be determined on or prior to the Issuance Date and will be equal to U.S.$75,000,000 minus any cash payments made on or prior to the Issuance Date on account of interest accrued from 1/1/2011 to the Issuance Date under the reorganization plan] principal amount of the Senior Notes due 2018 (without taking into consideration the reduction in the outstanding principal amount under the Step-Up Senior B Notes due 2018 that results from payments made hereunder on or prior to the Triggering Event Date as a result of any Mandatory Redemption with Excess Cash, any Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions, any Optional Redemption and/or any Note Prepayments under the 8.875% Senior A Notes due 2018), the Issuer will not and, subject to the last paragraph of this Covenant 21, will not permit any Material Subsidiary of the Issuer to, make any Restricted Payments.

The Issuer will not, and, subject to the last paragraph of this Covenant 21, will not permit any of the Issuer’s Material Subsidiaries to, make any Restricted Payments at any time that a Default or Event of Default has occurred and is continuing (after giving effect to any such Restricted Payments).

 Notwithstanding the foregoing, any of the Issuer’s Material Subsidiaries may pay pro rata dividends and make pro rata distributions in respect of Equity Securities issued by such Material Subsidiary.

22.           Limitation on Investments. Until the Issuer has redeemed, repaid or purchased at least U.S.$[●] [The amount to be included will be determined on or prior to the Issuance Date and will be equal to U.S.$75,000,000 minus any cash payments made on or prior to the Issuance Date on account of interest accrued from 1/1/2011 to the Issuance Date under the reorganization plan] principal amount of the Senior Notes due 2018 (without taking into consideration the reduction in the outstanding principal amount under the Step-Up Senior B Notes due 2018 that results from payments made hereunder on or prior to the Triggering Event Date as a result of any Mandatory Redemption with Excess Cash, any Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions, any Optional Redemption and/or any Note Prepayments under the 8.875% Senior A Notes due 2018), the Issuer will not, and will not permit any of its Material Subsidiaries to, make Investments other than Permitted Investments.

23.           Limitation on Payment of Management Fees. The Issuer will not, and will not permit any of its Material Subsidiaries to, pay a management or similar fee to any Person.

24.           Available Information. The Issuer will furnish to any Holder of 8.875% Senior A Notes due 2018 or a beneficial interest in a Global Note representing the 8.875% Senior A Notes due 2018, or to any prospective purchaser designated by such a Holder or

16

beneficial holder, upon request of such Holder or beneficial holder, financial and other information described in paragraph (d)(4) of Rule 144A with respect to the Issuer to the extent required in order to permit such Holder or beneficial holder to comply with Rule 144A (as amended from time to time and including any successor provision) with respect to any resale of such 8.875% Senior A Notes due 2018 or beneficial interest therein, unless, at the time of such request, the Issuer is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act or is exempt from such requirements pursuant to Rule 12g3-2(b) under the Exchange Act (as amended from time to time and including any successor provision) and no such information about the Issuer is otherwise required pursuant to Rule 144A.

25.           Further Assurances. The Issuer will, at the Issuer’s own cost and expense, execute and deliver to the Trustee all such documents, instruments and agreements and do or cause to be done all such other acts and things as may be reasonably required, in the opinion of the Trustee, to enable the Trustee to exercise and enforce its rights under the Indenture, the Senior Notes due 2018 and the Units, and under the documents, instruments and agreements required under the Indenture and to carry out the intent of the Indenture (including, without limitation, as contemplated in “Limited Right to Capitalize Interest”).

26.           Reporting. The Issuer will provide the Trustee (i) as soon as available, but in any event within one hundred twenty (120) days after the last day of each fiscal year, an English translation of the Issuer’s audited consolidated financial statements (prepared in conformity with Argentine GAAP and substantially in the form prescribed by Argentine regulatory authorities) for such fiscal year; (ii) as soon as available, but in any event within sixty (60) days after the last day of each of the first three fiscal quarters of each fiscal year, an English translation of the Issuer’s unaudited quarterly consolidated financial statements (prepared in accordance with Argentine GAAP and substantially in the form prescribed by Argentine regulatory authorities) for such fiscal quarter; (iii) simultaneously with the delivery of each set of consolidated financial statements referred to in clauses (i) and (ii) above, a certificate of one of the Issuer’s duly authorized officers, stating whether to the best knowledge of such officer after due inquiry a Default or Event of Default exists on the date of such certificate and, if such certificate indicates that a Default or Event of Default exists on the date of such certificate, setting forth the details thereof and the action which the Issuer is taking or proposes to take with respect thereto; and (iv) not less often than annually, a brief certificate from the Issuer’s principal executive officer, principal financial officer or principal accounting officer as to his or her best knowledge of the Issuer’s compliance with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirement of notice under the Indenture).

Whether or not the Issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Issuer agrees to provide the Trustee within 15 days after filing the same with the SEC (or, if such filing has been discontinued, the date on which it would have been required).

(a)           all annual financial information that would be required to be contained in a filing with the United States Securities and Exchange Commission on Form 20-F if the Issuer were required to file such forms, including an “Operating and Financial Review and Prospects” and an audit report on such financial information by the Issuer’s certified independent accountants;

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(b)           all current reports that would be required to be filed with the United States Securities and Exchange Commission on Form 6-K if the Issuer were required to file such reports.

27.           Notice of Default. The Issuer will promptly notify the Trustee in writing of the occurrence of any Event of Default or any condition or event that, with the giving of notice, lapse of time or any other condition or any combination of the foregoing would, unless cured or waived, become an Event of Default, upon one of the Issuer’s officers becoming aware of such an Event of Default or such other condition or event. Each notice sent shall be accompanied by an Officers’ Certificate setting forth the details of the occurrence referred to therein and stating what action the Issuer proposes to take with respect thereto.

28.           Determination of Financial and Accounting Matters, Currency Equivalents and Ratability. Except as otherwise provided in this Note or the Indenture, any determination at any time of a financial or accounting matter referred to in a 8.875% Senior A Note due 2018 or the Indenture shall be made on the basis of the Issuer’s consolidated financial statements prepared in accordance with Argentine GAAP most recently made publicly available by the Issuer.

Except as otherwise provided in this Note or the Indenture, any determination at anytime of the equivalent in one currency of an amount expressed in another currency shall be made on the basis of the relevant rates quoted at such time by Banco Nación and shall not be affected by subsequent variations in such rates.

29.           Additional Amounts. [insert for 8.875% Senior A-U Notes due 2018 -- Except as provided below, all] [insert for 8.875% Senior A-L Notes due 2018 -- All] payments of principal and interest in respect of the 8.875% Senior A Notes due 2018 will be made free and clear and without withholding or deduction for or on account of any taxes, duties, levies, contributions, withholdings, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within Argentina or any authority therein or thereof having power to tax (“Taxes”). In the event any such Taxes are so imposed or established, the Issuer will [insert for 8.875% Senior A-U Notes due 2018 -- , subject to the last paragraph of this Covenant 29,] pay such additional amounts, (“Additional Amounts”) as may be necessary to ensure that the net amounts paid by the Issuer after such withholding or deduction will equal the amounts that would have been payable in respect of the 8.875% Senior A Notes due 2018 in the absence of such withholding or deduction, except that no such Additional Amounts will be payable with respect to any payment on any Note of this Series:

(a)           to the extent that Taxes would not have been imposed but for a present or former connection between the Holder and Argentina (or any political subdivision or authority thereof) other than the mere holding of such Note of this Series and the receipt of payments thereunder;

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(b)           to the extent of Taxes which would not have been imposed but for any failure by the Holder or any other Person as required under applicable law, statute, treaty or regulation of Argentina or written administrative instruction of the Administración Federal de Ingresos Públicos (the “AFIP”) (whether or not such Holder or Person is lawfully able to do so) to provide information, documents or other evidence, in the form and conditions as required under applicable law, statute, treaty or regulation of Argentina or written administrative instruction of the AFIP concerning the nationality, residence identity or connection with Argentina of such Holder or Person or other significant information which is required or imposed by a law, statute, treaty, or regulation of Argentina or written administrative instruction of the AFIP as a precondition to reduction or exemption from all or part of such Taxes;

(c)           in respect of any estate, asset, inheritance, gift, sales, transfer or personal property tax or any similar tax assessment or governmental charge;

(d)           to the extent of Taxes with respect to such Note of this Series that would not have been imposed but for the presentation by the Holder for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for;

(e)           for any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments on or in respect of the 8.875% Senior A Notes due 2018; or

(f)           for any combination of any of the above.

The Issuer has agreed to pay all stamp, transfer or documentary taxes or any other excise or property taxes, charges or similar levies, and any penalties, additions to tax or interest due with respect thereto which arise in Argentina from the execution, delivery or registration of the 8.875% Senior A Notes due 2018 or any other document or instrument referred to herein.

If a Holder of 8.875% Senior A Notes due 2018 does not timely submit all or part of the information, documents or evidence that may be reasonably required by the Issuer from time to time pursuant to applicable law, statute, treaty or regulation of Argentina, or any written administrative instruction of the AFIP, the Issuer will not pay Additional Amounts in respect of the 8.875% Senior A Notes due 2018 of such Holder and will withhold or deduct the maximum amounts as may be required by applicable law.

In the Indenture and the 8.875% Senior A Notes due 2018, references to the payment of principal, interest or any other amounts payable with respect to such Notes shall include the payment of Additional Amounts if Additional Amounts are, were or would be payable in respect thereof, even where Additional Amounts are not specifically mentioned.

Within 30 days after receiving the same, the Issuer will furnish to the Trustee copies of receipts evidencing each payment of Taxes in such form as provided in the normal course by the taxing authority.

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[insert for 8.875% Senior A-L Notes due 2018 -- Any Holder of 8.875% Senior A-L Notes due 2018 that is an Argentine resident taxpayer that is not an individual or financial institution organized under Argentine Law No. 21,526 (the “Argentine Taxpayer”), must inform its Argentine tax status under Argentine General Resolution (AFIP) 500 to the Issuer in writing at least five Business Days prior to any Interest Payment Date.  If the Issuer does not receive such information, the Issuer will assume, for Argentine withholding purposes, that such Holder of 8.875% Senior A-L Notes due 2018 is not an Argentine Taxpayer.  The Issuer hereby reserves the right to seek reimbursement of any unpaid withholding taxes, interest and penalties from any Argentine Taxpayer who fails to inform its Argentine tax status under Argentine General Resolution (AFIP) 500 as provided herein.]

[insert for 8.875% Senior A-U Notes due 2018 -- Notwithstanding the foregoing, the obligation to pay Additional Amounts on the 8.875% Senior A-U Notes due 2018 held by any Person through a participant in Euroclear or Clearstream will be subject to receipt by the Issuer from the Trustee no later than 10:00am Buenos Aires time on the fifth day prior to the relevant payment date (including, without limitation, an Interest Payment Date) of a duly completed certificate prepared by Euroclear and Clearstream in substantially the form attached as Annex 2 hereto (the “Additional Amounts Spreadsheet”) provided, however, that if the Additional Amounts Spreadsheet is due to be provided to the Issuer on a day that is not a Business Day, then it shall be provided to the Issuer on the Business Day prior to that date.  A Holder of 8.875% Senior A-U Notes due 2018 whose tax-related information is not included in the Additional Amounts Spreadsheet (or who would not be entitled to receive any Additional Amounts as per the exceptions set forth in clauses (a) through (f) above) shall not be entitled to receive any Additional Amounts.  The Trustee shall only deliver the Additional Amounts Spreadsheet to the Issuer to the extent it receives it from Euroclear and Clearstream, and the Trustee shall have no responsibility or liability for (i) non-receipt or late receipt of the Additional Amounts Spreadsheet from Euroclear and Clearstream or (ii) the contents of the Additional Amounts Spreadsheet.]

30.            Maintenance of Listing. The Issuer will use its best efforts to maintain a listing of the Senior Notes due 2018 of this Series on the Buenos Aires Stock Exchange.

H.           Events of Default. Each of the following events shall constitute an Event of Default with respect to the 8.875% Senior A Notes due 2018 (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)            the Issuer (i) fails to repay the principal of any 8.875% Senior A Note due 2018 of this Series after any such principal becomes due and payable in accordance with the terms thereof, whether at maturity, by acceleration, upon redemption or otherwise, or (ii) fails to pay any interest, Additional Amounts or other amounts in respect of any 8.875% Senior A Note due 2018, within thirty (30) days after any such amount becomes due and payable in accordance with the terms hereof; or

(b)            the Issuer fails to observe or perform any covenant or agreement referred to under “Mandatory Redemption with Excess Cash”, “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions”, Covenant 4 (Corporate Existence), Covenant 9 (Limitation on Incurrence of Indebtedness and Guarantees), Covenant 11 (Negative Pledge), Covenant 13 (Limitation on Sales and Leaseback Transactions), Covenant 16 (Assignment of License), Covenant 17 (Termination of License), Covenant 18 (Amendment of License), Covenant 20 (Limitation on Merger, Consolidation, Sale and Lease), Covenant 21 (Limitation on Restricted Payments) and Covenant 23 (Limitation on Payment of Management Fees) and the Issuer shall have received written notice of such failure from the Trustee at the written request of any Holder of a 8.875% Senior A Note due 2018; or

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(c)            the Issuer fails to observe or perform any other covenant or agreement contained in the 8.875% Senior A Notes due 2018 or the Indenture as applicable to the 8.875% Senior A Notes due 2018 and such failure continues for thirty (30) days after written notice of such failure has been received by the Issuer from the Trustee at the written request of Holders of at least 25% of the principal amount of the Senior Notes due 2018; or

(d)            (i) the Issuer or any of the Issuer’s Material Subsidiaries shall fail to pay any installment of the principal or interest when due in respect of its Indebtedness in excess of U.S.$15,000,000 (or its equivalent in other currencies) as and when such installment becomes due and payable or (ii) any event or condition shall occur that effectively results in the acceleration of the maturity of any Indebtedness of the Issuer or any of the Issuer’s Material Subsidiaries in an aggregate principal amount in excess of U.S.$15,000,000 million (or its equivalent in other currencies); or

(e)            final judgments or orders for the payment of money in excess of, individually or in the aggregate, U.S.$15,000,000 (or its equivalent in other currencies) from a court which is not subject to appeal are rendered against the Issuer or any of the Issuer’s Material Subsidiaries and such judgments or orders continue in effect without being satisfied, discharged or stayed for a period of ninety (90) days; or

(f)            any government or governmental authority shall have condemned, nationalized, seized, or otherwise expropriated all or any substantial part of the Issuer’s Property or that of any of the Issuer’s Material Subsidiaries or the Issuer’s share capital or that of any of the Issuer’s Material Subsidiaries, or shall have assumed custody or control of such Property or of the Issuer’s business or operations or that of any of the Issuer’s Material Subsidiaries or of the Issuer’s share capital or that of any such Material Subsidiary, or shall have taken any action that would prevent the Issuer or any of the Issuer’s Material Subsidiaries from carrying on the Issuer’s or such Material Subsidiary’s business or operations or a substantial part thereof for a period of longer than sixty (60) days and the result of any such action shall materially prejudice the Issuer’s ability to perform the Issuer’s obligations under the 8.875% Senior A Notes due 2018 ; or

(g)            it becomes unlawful for the Issuer to perform any of the Issuer’s obligations under the Indenture or the 8.875% Senior A Notes due 2018 and such unlawfulness is not remedied for a period of sixty (60) days, or any of the Issuer’s obligations thereunder ceases to be valid, binding or enforceable and, in either case, the Issuer shall have received written notice thereof from the Trustee at the request of any Holder of a Note of this Series; or

(h)            the Indenture for any reason ceases to be in full force and effect in accordance with its terms or the binding effect or enforceability thereof shall be contested by the Issuer, or the Issuer shall deny that it has any further liability or obligation thereunder or in respect thereof; or

(i)             a resolution is passed or adopted by the Issuer’s Board of Directors or stockholders, or a final judgment of a court of competent jurisdiction is made, that the Issuer be wound up, dissolved or liquidated, other than for the purposes of or pursuant to a transaction

21

otherwise permitted under and in accordance with the terms of Covenant 20 (Limitation on Merger, Consolidation, Sale and Lease), and any such winding up, dissolution or liquidation proceedings remain undismissed for ninety (90) days; or

(j)             an attachment, execution, seizure before judgment or other legal process is levied or enforced upon any part of the Issuer’s Property or that of any of the Issuer’s Material Subsidiaries, which Property is material to the Issuer’s condition, financial or otherwise, or to the Issuer’s earnings, operations or business affairs and that of the Issuer’s Material Subsidiaries taken as a whole, and (i) such attachment, execution, seizure before judgment or other legal process is not discharged or stayed within ninety (90) days thereof or (ii) if such attachment, execution, seizure before judgment or other legal process shall not have been discharged or stayed within such 90-day period, the Issuer or such Material Subsidiary, as the case may be, shall not have within such 90-day period contested such attachment, execution, seizure before judgment or other legal process in good faith by appropriate proceedings upon stay of execution of the enforcement thereof or upon posting a bond in connection therewith; or

(k)            (i) a court having jurisdiction enters a decree or order for (A) relief in respect of the Issuer or any of the Issuer’s Material Subsidiaries (or all or substantially all of the Property of the Issuer or any of the Issuer’s Material Subsidiaries) in an involuntary bankruptcy case under Argentine Law No. 24,522, as amended, or any applicable bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or (B) appointment of an administrator, receiver, trustee or intervenor for the Issuer or any of the Issuer’s Material Subsidiaries or for all or substantially all of the Issuer’s Property or that of such a Material Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of ninety (90) days, or (ii) without the Issuer’s application, approval or consent, an insolvency, bankruptcy or similar proceeding seeking the reorganization, dissolution, winding-up, liquidation or similar relief with respect to the Issuer or any of the Issuer’s Material Subsidiaries (or all or substantially all of the Property of the Issuer or any of the Issuer’s Material Subsidiaries) shall be instituted in any court of competent jurisdiction, which proceeding shall not be stayed or contested by the Issuer or any of the Issuer’s Material Subsidiaries in good faith and by appropriate proceedings in accordance with applicable practice; provided that the institution, prosecution or consummation of the reorganization plan (propuesta concursal) proposed by the Issuer on May 22, 2012 to its creditors under the court reorganization proceeding (concurso preventivo) of the Issuer before the National Commercial Court No. 26, Secretariat No. 51 (which amended and improved upon the terms of the reorganization plans filed before such National Commercial Court on February 2, 2012, July 12, 2011, and on November 21, 2011), and any related proceeding under Chapter 15 of the United States Bankruptcy Code shall not be an Event of Default; or

(l)             the Issuer or any of the Issuer’s Material Subsidiaries (i) commences a voluntary case under Argentine Law No. 24,522, as amended, or any applicable bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect, (ii) file for court approval of an acuerdo preventivo extrajudicial with financial creditors and which affects the 8.875% Senior A Notes due 2018, (iii) applies for or consents to the appointment of or taking possession by an administrator, receiver, trustee or intervenor for the Issuer or such Material Subsidiary or for all or substantially all of the Issuer’s Property or that of such Material Subsidiary, (iv) effects

22

any general assignment for the benefit of creditors or (v) files any answer admitting the material allegation of a petition filed against the Issuer or any of the Issuer’s Material Subsidiaries in any bankruptcy, reorganization or insolvency proceeding; provided that the institution, prosecution or consummation of the reorganization plan (propuesta concursal) proposed by the Issuer on May 22, 2012 to its creditors under the court reorganization proceeding (concurso preventivo) of the Issuer before the National Commercial Court No. 26, Secretariat No. 51 (which amended and improved upon the terms of the reorganization plans filed before such National Commercial Court on February 2, 2012, July 12, 2011, and on November 21, 2011), and any related proceeding under Chapter 15 of the United States Bankruptcy Code shall not be an Event of Default; or

(m)           the Argentine government shall declare a general suspension of payment or a moratorium on the payment of the Issuer’s debt (which does not expressly exclude the 8.875% Senior A Notes due 2018 ); or

(n)           the pledge of any Subordinated Indebtedness or the trust in which any Subordinated Indebtedness is placed, as contemplated by the definition of “Subordinated Indebtedness”, shall for any reason not attributable to the relevant pledgee or trustee, as the case may be, cease to be binding and enforceable; or

(o)           the License is terminated, revoked or withdrawn.

I.           Remedies. If an Event of Default specified in clause (k) or (l) of “Events of Default” above occurs and is continuing, the maturity of all 8.875% Senior A Notes due 2018 will automatically be accelerated and the principal amount thereof, together with accrued interest and any unpaid Additional Amounts thereon, will be immediately due and payable. If any other Event of Default occurs and is continuing with respect to the 8.875% Senior A Notes due 2018, the Trustee (at the written request of Holders of 25% of the principal amount of the Senior Notes due 2018 then Outstanding) or Holders of 25% of the principal amount of the Senior Notes due 2018 then Outstanding, by written notice to the Issuer (and to the Trustee if given by Holders), may declare the maturity of the 8.875% Senior A Notes due 2018 to be accelerated, whereupon the Outstanding principal amount of the 8.875% Senior A Notes due 2018, together with accrued interest and any unpaid Additional Amounts thereon, will be immediately due and payable. The right of the Trustee or of the Holders to give such acceleration notice as described in the preceding sentence will terminate if the event giving rise to such right has been cured or waived before such right has been exercised.

At any time after a declaration of acceleration with respect to the 8.875% Senior A Notes due 2018 has been made on account of a particular Event of Default and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided in the Indenture, the Holders of a majority of the principal amount of the Outstanding 8.875% Senior A Notes due 2018 present or represented at an extraordinary meeting of such Holders at which a quorum is present, may rescind and annul such declaration and its consequences (it being understood and agreed that if any acceleration declared on or prior to the Cut-Off Date is rescinded and annulled as described herein, the principal amount due under the Step-Up Senior B Notes due 2018 shall be equal, on the Triggering Event Date, to the Original Principal Amount

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(as defined in the Step-Up Senior B Notes due 2018) minus the Redeemed Amount (if any) (as defined in the Step-Up Senior B Notes due 2018) if (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay in the currency in which the 8.875% Senior A Notes due 2018 are payable, (A) all overdue interest on all the 8.875% Senior A Notes due 2018, (B) all unpaid principal, premium, if any, and Additional Amounts, if any, on all the 8.875% Senior A Notes due 2018, which have become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate or rates prescribed herein, (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate or rates prescribed herein, and (D) all sums paid or advanced by the Trustee hereunder or under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and (2) all Events of Default with respect to the 8.875% Senior A Notes due 2018 (other than the non payment of amounts of principal of, or interest on, the 8.875% Senior A Notes due 2018 which have become due solely by such declaration of acceleration), have been cured or waived in accordance with the Indenture. No such rescission shall affect any subsequent Event of Default or impair any right consequent thereto.

The foregoing provision shall be without prejudice to the rights of each individual Holder to initiate an action against the Issuer for the payment of any principal, premium, if any, Additional Amount and/or interest past due on the 8.875% Senior A Notes due 2018 in accordance with the provisions of Article 29 of the Negotiable Obligations Law.

J.           Certain Definitions. For all purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires, the terms defined below have the meanings assigned to them and include the plural as well as the singular.

“Additional Amounts” is defined in Covenant 29 (Additional Amounts).

“Additional Amounts Spreadsheet” is defined in Covenant 29 (Additional Amounts).

“Affiliate” means, with respect to any referenced Person, a Person that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the referenced Person. For purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Argentine GAAP” means generally accepted accounting principles in Argentina in accordance with accounting principles adopted by the Professional Council in Economic Sciences of the Autonomous City of Buenos Aires and in accordance with the accounting regulations adopted by the CNV applicable to all public companies in Argentina.

“Asset Sale” means any sale or other disposition of the Issuer’s assets or those of any of the Issuer’s Material Subsidiaries (other than damaged, worn out or obsolete assets) having a fair market value in excess of U.S.$5 million (or its equivalent in other currencies).

“Available Excess Cash” means, for any Excess Cash Computation Period, Excess Cash for such Excess Cash Computation Period minus the Cash Shortfall as of the close of business on the last day of such Excess Cash Computation Period.

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“Average Life of All Cash Payments” means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (a) the sum of the products of (i) the number of years from the date of determination to the date or dates of each successive scheduled payment of principal of or interest on such Indebtedness multiplied by (ii) the amount of each such principal or interest payment by (b) the sum of all such principal and interest payments. In determining the Average Life of All Cash Payments of Indebtedness that does not bear interest at a fixed rate or does not provide for interest to be payable on fixed dates, such Indebtedness shall be assumed to bear interest at all relevant times at the rate borne by it on the date of determination and such interest shall be assumed to be payable in arrears on the last day of March, June, September and December and on the date of final maturity thereof, respectively.

“Banco Nación” means Banco de la Nación Argentina and its successors.

“Board of Directors” means either the Issuer’s Directorio or any committee of such Directorio duly authorized to act for it in respect of the Indenture.

“Business Day” means any day except a Saturday, Sunday or any day on which commercial banks in New York City, London or Buenos Aires (or in the city where the relevant paying agent or transfer agent is located) are authorized by law to close.

“Capital Expenditures” means, without duplication, capital expenditures, capitalized interest, capitalized maintenance and other capitalized expenses of the Issuer or one of its Material Subsidiaries, including capital expenditures, capitalized interest and capitalized maintenance and other basic expenses required pursuant to the terms and conditions of the License or pursuant to or in accordance with an order, decree, rule, regulation, mandate or other requirement imposed, declared or otherwise issued by any Argentine Governmental Agency (including capital expenditures that the Issuer or one of the Issuer’s Material Subsidiaries is required to make in connection with or as a condition to a tariff increase granted to the Issuer or in connection with any applicable mandatory plan of any Argentine Governmental Agency for the purpose of financing development of the gas industry and related purposes).

“Capitalizable Portion” is defined in “Limited Right to Capitalize Interest” in Covenant 1 (Payment of Principal and Interest).

“Cash Balance” means, as of any date of determination, the Dollar equivalent of the amount that would be reflected on the Issuer’s consolidated balance sheet prepared in accordance with Argentine GAAP as “cash and deposits in banks”, excluding any cash held on behalf of any trust fund or similar vehicle created by any Argentine Governmental Agency for the purpose of financing development of the gas and/or energy industry and related purposes.

“Cash Equivalents” means

a.	Dollars, Euros, Pesos, the other official currencies of any member of the European Union or Switzerland or money in other currencies received or acquired in the ordinary course of business,

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b.
obligations of the United States government or certificates representing an ownership interest in obligations of the United States government, or securities issued directly and fully guaranteed or insured by any member of the European Union or Switzerland, or any agency or instrumentality thereof (provided that the full faith and credit of such member or Switzerland is pledged in support of those securities), or other sovereign debt obligations (other than those of Argentina) rated “A” or higher or such similar equivalent or higher rating by at least one nationally recognized statistical rating organization as contemplated in Rule 436 under the Securities Act, in each case with maturities not exceeding one year from the date of acquisition,

c.
obligations of the Argentine government or certificates representing an ownership interest in obligations of the Argentine government with maturities not exceeding one year from the date of acquisition,

d.
(i) demand deposits, (ii) time deposits and certificates of deposit with maturities of one year or less from the date of acquisition, (iii) bankers’ acceptances with maturities not exceeding one year from the date of acquisition, and (iv) overnight bank deposits, in each case with (A) any bank or trust company (including any Argentine branch thereof) organized or licensed under the laws of the United States or any state thereof or under the laws of any member state of the European Union or Switzerland, in each case whose short-term debt is rated “A-2” or higher or such similar equivalent or higher rating by at least one nationally recognized statistical rating organization as contemplated in Rule 436 under the Securities Act or (B) any bank or trust company organized or licensed under the laws of Argentina having a net worth of at least the Peso equivalent of U.S.$100 million and the certificates of deposit of which have an Argentine investment grade rating by any such nationally recognized statistical rating organization or any affiliate thereof, and

e.
commercial paper rated “A-2” or higher or such similar equivalent or higher rating by at least one nationally recognized statistical rating organization as contemplated in Rule 436 under the Securities Act and maturing within six months after the date of acquisition.

“Cash Shortfall” means, as of any date (the “Cash Shortfall Date”), the amount equal to the difference (greater than zero) of (i) U.S.$10,000,000 (or its equivalent in other currencies) minus (ii) (A) if the Cash Shortfall Date falls on a date prior to the date on which the Cash Shortfall is determined, the Cash Balance as of the close of business on the Cash Shortfall Date and (B) if the Cash Shortfall Date falls on a date after the date on which the Cash Shortfall is determined, the Issuer’s good faith estimate of what the Cash Balance will be as of the close of business on the Cash Shortfall Date.

“Clearstream” means Clearstream Banking, société anonyme, Luxembourg.

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“CNV” means the Comisión Nacional de Valores, the Argentine National Securities Commission.

“Corporate Trust Office” means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the Issuance Date, located at 101 Barclay Street Floor 4E, New York, NY 10286.

“Cut-Off Date” means the later to occur of (x) the first anniversary following the Issuance Date and (y) June 30, 2014.

“Deductible Capital Expenditures” means, for each Excess Cash Computation Period, (a) Capital Expenditures paid in cash during such Excess Cash Computation Period (to the extent not included under clause (b) of this definition for the prior Excess Cash Computation Period) plus (b) any Projected Capital Expenditures; provided that for purposes of using the definition of “Deductible Capital Expenditures” in clause (i)(x) of the definition of “Excess Cash”, the amount of Projected Capital Expenditures that may be deducted shall be equal to the amount of Projected Capital Expenditures minus the unused portion of the amount of Projected Capital Expenditures of the previous Excess Cash Computation Period.

“Deductible Mandatory Investments” means, for each Excess Cash Computation Period, (a) Mandatory Investments paid in cash during such Excess Cash Computation Period (to the extent not included under clause (b) of this definition for the prior Excess Cash Computation Period) plus (b) any Projected Mandatory Investments; provided that for purposes of using the definition of “Deductible Mandatory Investments” in clause (i)(x) of the definition of “Excess Cash”, the amount of Projected Mandatory Investments that may be deducted shall be equal to the amount of Projected Mandatory Investments minus the unused portion of the amount of Projected Mandatory Investments of the previous Excess Cash Computation Period.

“Default” means any event that, with giving of any notice, the passage of time, or both, would be an Event of Default.

“Dollars”, “$” or “U.S.$” means the lawful currency of the United States of America.

“DTC” means The Depository Trust Company.

“EBITDA” means, for any Excess Cash Computation Period or any other period of determination, on a consolidated basis, earnings before financing and holding results, income tax and depreciation for such Excess Cash Computation Period or period of determination. EBITDA shall be computed on the basis of the Issuer’s publicly available financial statements for the fiscal quarters included in such Excess Cash Computation Period or period of determination.

“Equity Security” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other

27

ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

“Euro”, “euro” or “€” means the single lawful currency of member states of the European Union as constituted by the treaty establishing the European Community being the Treaty of Rome, as amended from time to time and as referred to in the EMU Legislation.

“Euroclear” means Euroclear Bank S.A.N.V., as operator of the Euroclear System, or its successors.

“Excess Cash” means, for any Excess Cash Computation Period, the greater of (i) and (ii) below:

(i)
(x) for each Excess Cash Computation Period other than the initial Excess Cash Computation Period, without duplication, the Dollar equivalent at the close of business on the last day of such Excess Cash Computation Period of the amount (greater than zero) equal to the sum of the following items for such Excess Cash Computation Period: (1) EBITDA increased by the sum of dividends received in cash from unconsolidated entities and not included in the computation of EBITDA, interest income and any other income received in cash and not included in the computation of EBITDA; plus/minus (2) any negative/positive change in Working Capital; minus (3) financing and holding results generated by liabilities–interest on commercial operations and financing and holding results generated by liabilities–others and, in each case, paid in cash; minus (4) all other income taxes and other similar taxes paid in cash; minus (5) all principal and interest payments (including any direct taxes on interest payments) under the Senior Notes due 2018 and the Issuer’s other consolidated Indebtedness (other than Subordinated Indebtedness) Incurred in accordance with the Indenture and paid in cash; minus (6) any Deductible Capital Expenditures; plus/minus (7) any cash collateral required to be released/posted in connection with non-financial hedging contracts and financial hedging contracts to hedge floating interest rates to fixed interest rates or to hedge currencies in which the Issuer is obligated to make or entitled to receive payments, provided that no such non-financial or financial hedging contract is entered into for speculative purposes; minus (8) any Deductible Mandatory Investments; minus (9) any other cash expenses paid in cash and not deducted in the computation of EBITDA; minus (10) any amount paid by the Issuer pursuant to obligations arising under the Indemnity Debt and (y) for the initial Excess Cash Computation Period, the amount of Excess Cash calculated for such Excess Cash Computation Period pursuant to the preceding clause (x) multiplied by a fraction the numerator of which is the number of days from the initial Issuance Date to the first to occur of March 31 or September 30 following the initial Issuance Date and the denominator of which is 183; and

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(ii)
the Dollar equivalent of the amount (greater than zero) by which the Cash Balance at the close of business as of the last day of such Excess Cash Computation Period exceeds the sum of (x) U.S.$10,000,000 (or its equivalent in other currencies) plus (y) the amount of Restricted Payments the Issuer could have made (but did not make) pursuant to Covenant 21 (Limitation on Restricted Payments) as of the last day of such Excess Cash Computation Period if all conditions precedent thereto were satisfied, not taking into consideration any amount of Restricted Payments that the Issuer could have made (but did not make) as of the last day of any preceding Excess Cash Computation Period and that the Issuer subsequently paid as Restricted Payments on or prior to the last day of the current Excess Cash Computation Period minus (z) Projected Capital Expenditures and Projected Mandatory Investments, in each case as included under clause (i) of this definition for such Excess Cash Computation Period.

“Excess Cash Computation Period” means (a) the period beginning on the last to occur of April 1 or October 1 prior to the initial Issuance Date and ending on the first to occur of March 31 or September 30 following the initial Issuance Date and (b) each subsequent six-month period beginning on the day following the last day of the most recently terminated Excess Cash Computation Period and ending on the first to occur of March 31 or September 30.

“Expropriation” means any nationalization, condemnation, seizure or expropriation by any government or governmental authority, which does not give rise to an Event of Default hereunder.

“Federal Executive Branch” means the Argentine Federal Executive Branch (Poder Ejecutivo Nacional).

“Foreign Exchange Restriction Date” is defined in “Prohibition of, or Restriction on, Access to Argentine Foreign Exchange Market”.

“Foreign Exchange Restriction Notice” is defined in “Prohibition of, or Restriction on, Access to Argentine Foreign Exchange Market”.

“Government Obligations” means, in relation to the 8.875% Senior A Notes due 2018, unless otherwise specified therein, (i) direct obligations of the government which issued the currency in which the 8.875% Senior A Notes due 2018 are payable, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government which issued the currency in which the 8.875% Senior A Notes due 2018 are payable, the payment of which is unconditionally guaranteed by such government, which in either case, are full faith and credit obligations of such government payable in such currency and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

“Governmental Agency” means any public legal entity or public agency of Argentina or any other jurisdiction, whether created by federal, provincial or local government, or any other

29

legal entity now existing or hereafter created, or now or hereafter owned or controlled, directly or indirectly, by any public legal entity or public agency of Argentina or such other jurisdiction.

“Guarantee” means any obligation, contingent or otherwise, of a Person directly or indirectly guaranteeing any Indebtedness of another Person, including, without limitation:

a.	an obligation to pay or purchase such Indebtedness;

b.	an obligation to lend money or to purchase or subscribe for shares or other securities or to purchase assets or services in order to provide funds for the payment of such Indebtedness;

c.	an indemnity against the consequence of a default in the payment of such Indebtedness; or

d.	any other agreement to be responsible for such Indebtedness.

“Incur” and “Incurrence” means, with respect to any Indebtedness, to incur, create, issue or assume such Indebtedness.

“Indebtedness” means, with respect to any Person, without duplication:

a.	any obligation of such Person for borrowed money;

b.	any obligation of such Person for the deferred purchase price of property (other than any obligation for the deferred purchase price of property giving rise to a current liability);

c.	any obligation of such Person evidenced by bonds, debentures, notes or other similar instruments;

d.
all debt or financial obligation arising under Sale and Leaseback Transactions under which such Person is a lessee and reflected on the face of the balance sheet of such Person in accordance with Argentine generally accepted accounting principles;

e.	all obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments, except such obligations issued in respect of trade payables;

f.
all sales of account receivables and related assets of such Person together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith (except to the extent such sales of account receivables and related assets are non-recourse);

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g.	the net obligations of such Person under hedging contracts and related instruments;

h.	all Indebtedness of others secured by any Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; and

i.	all Indebtedness of other Persons Guaranteed by such Person to the extent so Guaranteed.

“Indemnity Debt” has the meaning set forth in Section “G.9.(g) Limitation on Incurrence of Indebtedness and Guarantees.”

“Investment” means, with respect to any Person:

a.	any direct or indirect advance, loan or other extension of credit to another Person;

b.	any capital contribution to another Person, by means of any transfer of cash or other property or in any other form;

c.
any purchase or acquisition of Equity Securities, Indebtedness or other instruments or securities issued by another Person, including the receipt of any of the above as consideration for the disposition of assets or rendering of services, or

d.
any Guarantee of any obligation of another Person, but only when payment has been made thereunder or such arrangement would be classified and accounted for as a liability on the balance sheet of the guarantor.

For the avoidance of doubt, Capital Expenditures do not constitute Investments.

“Issuance Date” means [●]1

“Leverage Ratio” means, as of any date of determination, the ratio of (i) the Issuer’s consolidated Indebtedness (including Indebtedness Guaranteed by the Issuer but excluding Subordinated Indebtedness and Indemnity Debt) to (ii) EBITDA for the Issuer’s last four fiscal quarters, in each case as prepared in accordance with Argentine GAAP applied consistently throughout the relevant periods.

“License” means the exclusive license, dated December 28, 1992, granted by the Argentine government in the Issuer’s favor for the distribution of natural gas in the Federal Capital and a portion of the Province of Buenos Aires, together with all legislation, decrees, judicial or administrative rulings and/or regulations or interpretations issued by any Government

1 Note to draft: date to be included upon first issuance of the Senior Notes due 2018.

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Agency, or by any of its respective agencies (including ENARGAS), which, as of the Issuance Date, have modified, amended or supplemented any of the original terms and conditions of the License and all annexes, exhibits and schedules thereto, including modifications, amendments and supplements that are in effect as of the Issuance Date that resulted from the provisions of the Public Emergency Law implemented as of the Issuance Date and under Federal Executive Branch decrees theretofore issued and implemented as of the date hereof.

“Lien” means any mortgage, charge, pledge, lien or other encumbrance securing any obligation of any Person or any other type of preferential arrangement upon or with respect to any Property, whether now or hereafter acquired, having a similar effect, including, without limitation, any equivalent of the foregoing created under the laws of Argentina or any other jurisdiction.

“Major Asset Sale” means the sale or other disposition of (i) all or substantially all of the Issuer’s assets or those of any of the Issuer’s Material Subsidiaries or (ii) the Equity Securities of any of the Issuer’s Material Subsidiaries.

“Mandatory Investments” means, without duplication, Investments the Issuer or any of the Issuer’s Material Subsidiaries were required to make (x) pursuant to or in accordance with an order, decree, rule, regulation, mandate or other requirement imposed, declared or otherwise issued by any Argentine Governmental Agency and applicable to the Issuer or such Material Subsidiary or (y) pursuant to the terms and conditions of the License, in each case including without limitation Investments in any trust fund or similar vehicle created by any Argentine Governmental Agency for the purpose of financing development of the gas industry and related purposes.

“Market Purchase” means the purchase of any Senior Notes due 2018 (including through the purchase of any unit through which any such Senior Notes due 2018 are held) available in the secondary market through privately negotiated transactions, tender offers or otherwise at a price lower than the principal amount thereof, provided that any such Senior Notes due 2018 (or unit through which such Senior Notes due 2018 are held) so purchased shall be surrendered promptly to the Trustee for cancellation.

“Material Subsidiary” means, at any time, any of the Issuer’s Subsidiaries having (i) as of the end of the Issuer’s most recent fiscal quarter, total assets equal to or exceeding 10% of the Issuer’s consolidated assets or (ii) (x) for the Issuer’s most recent fiscal year (or, if shorter, for the period of time since the relevant corporation became a Subsidiary of the Issuer), net income equal to at least 10% of the Issuer’s consolidated net income and (y) as of the end of the Issuer’s most recent fiscal quarter, either total Indebtedness or total assets equal to at least 4% of the Issuer’s consolidated Indebtedness (including Indebtedness Guaranteed by the Issuer or one of the Issuer’s Material Subsidiaries but excluding Subordinated Indebtedness) or consolidated assets, respectively. Following the initial Issuance Date, upon any Subsidiary of the Issuer becoming a Material Subsidiary of the Issuer pursuant to the preceding sentence, it will thenceforward be subject to the provisions of the Indenture and hereof as a Material Subsidiary of the Issuer.

“Negotiable Obligations Law” means Argentine Law No. 23,576, as amended.

“Net Available Excess Cash” is defined in “Mandatory Redemption with Excess Cash”.

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“Note A Prepayment” means the payment of the Outstanding 8.875% Senior A Notes due 2018, at par and on a pro rata basis, together with any accrued but unpaid interest and Additional Amounts, and without premium, fee or penalty.

“Note Prepayment” means the payment of the Outstanding 8.875% Senior A Notes due 2018 and, at any time after the Triggering Event has occurred, of the Outstanding Step-Up Senior B Notes due 2018, at par and on a pro rata basis, together with any accrued but unpaid interest and Additional Amounts, and without premium, fee or penalty.

“Officers’ Certificate” means a certificate signed by any two of the chairman of the Board of Directors, the Issuer’s chief executive officer (General Director) and the Issuer’s chief financial officer (Finance Director) and delivered to the Trustee, provided that if such Officers’ Certificate certifies as accurate the calculation of Excess Cash for an Excess Cash Computation Period, it shall in any event be signed by the Issuer’s chief financial officer.

“Opinion of Counsel” means a written opinion of counsel who may be the Issuer’s counsel and who shall be reasonably satisfactory to the Trustee.

“Outstanding”, when used with respect to the Senior Notes due 2018 and the Units and except as otherwise provided by the Indenture as to the Senior Notes due 2018 and the Units held by the Issuer and its Affiliates, means, as of any particular time, all Senior Notes due 2018 and Units authenticated and delivered by the Trustee under the Indenture, except:

a.	Senior Notes due 2018 and Units theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

b.
Senior Notes due 2018 and Units, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Senior Notes due 2018 and Units (if the Issuer shall act as its own paying agent), provided that if such Senior Notes due 2018 and Units, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

c.
Senior Notes due 2018 and Units in substitution for which other Senior Notes due 2018 and Units shall have been authenticated and delivered or which shall have been paid, pursuant to the terms of the Indenture (except any such Senior Notes due 2018 and Units as to which proof satisfactory to the Trustee is presented that such Senior Notes due 2018 and Units is held by a Person in whose hands such Senior Notes due 2018 and Units is the Issuer’s legal, valid and binding obligation).

“Permitted Business” means any business conducted by the Issuer or any Subsidiary of the Issuer as of the initial Issuance Date, any business related to the distribution or commercialization of natural gas and any business reasonably incidental, complementary or ancillary thereto.

33

“Permitted Indebtedness” is defined in Covenant 9 (Limitation on Incurrence of Indebtedness and Guarantees).

“Permitted Investment” means:

a.	any Investment in the Issuer or in any of the Issuer’s Subsidiaries that is engaged in a Permitted Business;

b.	any Investment in Cash Equivalents;

c.
any Investment by the Issuer or any of the Issuer’s Material Subsidiaries in a Person if, as a result of such Investment, (A) such Person becomes a Subsidiary of the Issuer engaged in a Permitted Business or (B) such Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, or is liquidated into, the Issuer or any of the Issuer’s Subsidiaries that is engaged in a Permitted Business;

d.
any Investment received as non-cash consideration for any sale other than an Asset Sale or a Major Asset Sale or for an Asset Sale made pursuant to and in compliance with Covenant 14 (Limitation on Asset Sales) or received as non-cash consideration in a refinancing of an existing Investment;

e.	any Mandatory Investment;

f.	payroll, travel and other loans or advances to, or Guarantees issued to support the obligations of, officers and employees, in each case in the ordinary course of business;

g.
any Investment under a hedging contract or a related instrument not entered into for speculative purposes and made in compliance with Covenant 9 (Limitation on Incurrence of Indebtedness and Guarantees);

h.	any Investment consisting of a pledge or deposit made in the ordinary course of business in connection with workmens’ compensation, unemployment insurance or other types of social security;

i.
any Investment consisting of a pledge or deposit in connection with (x) nondeliquent performance of bids, trade contracts (other than for borrowed money), leases or statutory obligations, (y) contingency obligations of surety or appeal bonds or (z) nondeliquent obligations of a like nature, in each case incurred in the ordinary course of business;

34

j.	any Investment made in connection with the stay of any legal proceeding against the Issuer or any of the Issuer’s Subsidiaries;

k.	any extension of credit not involving the lending of money entered into in the ordinary course of business; and

l.	any Investment in obligations of the Argentine government that the Issuer or any of its Material Subsidiaries and similarly situated companies make at the request of the Argentine government.

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated association or government or any agency or political subdivision thereof.

“Peso” or “Ps.” means the lawful currency of the Republic of Argentina.

“Peso Payments Account” is defined in “Prohibition of, or Restriction on, Access to Argentine Foreign Exchange Market”.

“Projected Capital Expenditures” means Capital Expenditures budgeted to be made during the 6-month period next succeeding the relevant Excess Cash Computation Period.

“Projected Mandatory Investments” means Mandatory Investments to be made during the 6-month period next succeeding the relevant Excess Cash Computation Period.

“Property” means any asset, revenue or any other property, whether tangible or intangible, real or personal, including, without limitation, any right to receive income.

“Public Emergency Law” means the Argentine Public Emergency and Foreign Exchange System Reform Law No. 25,561 and the decrees and regulations issued thereunder.

“Qualified Offering” means any underwritten offering, or private placement to persons other than direct or indirect shareholders (including, for the avoidance of doubt, shareholders of any holder of Equity Securities of the Issuer, or direct or indirect shareholders of any such Person) of the Issuer in the capital markets, of Equity Securities by the Issuer.

"Reference Exchange Rate" is the average bid rate for Dollars reported by the Argentine Central Bank pursuant to Communiqué “A” 3500 (as amended, supplemented or replaced from time to time) for the three Business Days prior to the Foreign Exchange Restriction Date. If such exchange rate is not available, the Reference Exchange Rate will be (i) the average bid rate for Dollars for the three Business Days prior to the Foreign Exchange Restriction Date reported by Banco de la Nación Argentina; or if this is not available either, the (ii) average Peso/Dollar exchange rate for the three Business Days prior to the Foreign Exchange Restriction Date informed daily by EMTA, Inc. in its website (https://mbrservices.net/emtatest/history.asp or in any website that replaces it).

“Refinancing Indebtedness” means Indebtedness or Guarantees of Indebtedness Incurred to refinance or replace (x) the Senior Notes due 2018 and Indebtedness and Guarantees of Indebtedness existing on the initial Issuance Date and (y) any Indebtedness or Guarantee of Indebtedness Incurred after the initial Issuance Date in accordance with Covenant 9 (Limitations on Incurrence of Indebtedness and Guarantees), provided that either (i) the Indebtedness so

35

Incurred or Guaranteed does not exceed the amount of the Indebtedness so refinanced or replaced and has an Average Life of All Cash Payments that is greater than the Average Life of All Cash Payments of the Indebtedness being replaced or refinanced or of the Indebtedness Guaranteed by the Guarantee that is being replaced or refinanced or (ii) the Indebtedness so Incurred or Guaranteed is used exclusively to refinance scheduled payments in respect of the Senior Notes due 2018 up to the amount of the scheduled payments being refinanced and the principal amount of the Indebtedness so Incurred or Guaranteed does not exceed in the aggregate U.S.$15,000,000 (or its equivalent in other currencies).

“Regular Record Date” means the end of business on the fifteenth day preceding an Interest Payment Date, whether or not such day is a Business Day.

“Restricted Payment” means (A) as to any Person, (i) any dividends on, or any purchase, redemption, retirement, defeasance or other acquisition for value of, any of its Equity Securities now or hereafter outstanding, (ii) any return of capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, (iii) any distribution of assets, Equity Securities other than common stock, obligations or other securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, or (iv) any purchase, redemption, retirement, defeasance or other acquisition for value of any Equity Security of such Person by any Subsidiary of such Person and (B) any scheduled payment of principal or interest in respect of Subordinated Indebtedness.

“Sale and Leaseback Transaction” is defined in Covenant 13 (Limitation on Sale and Leaseback Transactions).

“Stated Maturity”, when used with respect to any 8.875% Senior A Notes due 2018 or the payment of principal thereof or interest thereon, means the date specified in such 8.875% Senior A Note due 2018 as a fixed date on which the principal of such 8.875% Senior A Note due 2018 or interest is due and payable.

“Subordinated Indebtedness” means Indebtedness (i) that is subordinated in right of payment and in insolvency to the prior payment in full of the Senior Notes due 2018, (ii) that is issued to or Guaranteed by any of the Issuer’s Affiliates or any of its direct or indirect shareholders (including, for the avoidance of doubt, shareholders of any holder of Equity Securities of the Issuer, or direct or indirect shareholders of any such Person) (or any of their Subsidiaries), (iii) that may by its terms be transferred only to or for the account of any of the Issuer’s Affiliates or any of its direct or indirect shareholders (including, for the avoidance of doubt, shareholders of any holder of Equity Securities of the Issuer, or direct or indirect shareholders of any such Person) (or any of their Subsidiaries) so long as any Senior Notes due 2018 remain Outstanding, (iv) that provides that, so long as any Senior Notes due 2018 remain Outstanding, no amount may be paid in respect thereof in an amount greater than the amount of the Restricted Payments the Issuer could then make, (v) the principal of which may not be accelerated so long as any Senior Notes due 2018 remain Outstanding, (vii) that is pledged or placed in trust as security for the benefit of the holders of the Senior Notes due 2018, (viii) as to

36

which the holders of the Senior Notes due 2018 (or an agent or trustee acting on their behalf) will be entitled to exercise all voting rights upon a Default or acceleration or the Issuer’s bankruptcy or insolvency and (ix) the terms of which may not be modified without the consent of the Holders representing a majority of the Outstanding principal amount of the Senior Notes due 2018.

“Subsidiary” means, as to any referenced Person, any other Person, a majority of the combined voting power of the total outstanding capital stock of (or, if such other Person is not a corporation, other ownership interest in) which is at the time of determination beneficially owned or held, directly or indirectly, by such referenced Person or one or more other Subsidiaries thereof. For this purpose, “voting power” means power to vote in an ordinary election of directors (or, in the case of a Person that is not a corporation, ordinarily to appoint or approve the appointment of persons holding similar positions).

“Supervisory Committee” means the Issuer’s Comisión Fiscalizadora, a committee of controllers appointed by the Issuer’s shareholders.

“Triggering Event” means that, on or prior to the Cut-Off Date, (A) the maturity of all 8.875% Senior A Notes due 2018 shall have been accelerated, and the principal amount thereof, together with accrued interest and any unpaid Additional Amounts thereon shall have become immediately due and payable in accordance with Section I (“Remedies”) hereunder, or (B) an Event of Default shall have occurred under the 8.875% Senior A Notes due 2018 and Holders of at least 25% of the principal amount of the 8.875% Senior A-L Notes due 2018 and Additional 8.875% Senior A-L Notes due 2018, taken as a whole, then Outstanding shall have requested in writing to the Issuer and to the Trustee that the acceleration of the 8.875% Senior A Notes due 2018 be declared as a result thereof.

“Triggering Event Date” means the date on which the Triggering Event occurs.

“Trustee” means The Bank of New York Mellon, as trustee, co-registrar, principal paying agent and transfer agent under the Indenture, and any successor thereto.

“Wholly-owned Subsidiary” of the Issuer means a Subsidiary of the Issuer at least 99% of (i) the capital stock of which is owned beneficially by the Issuer or (ii) the dividends payable by which are payable to the Issuer at any time that any Note of this Series is Outstanding.

“Working Capital” means, for any date, the current assets (excluding, to the extent included in current assets, cash and deposits in banks, investments and credits for income taxes and similar taxes) minus the current liabilities (excluding, to the extent included in current liabilities, financial debt and liabilities for income taxes and similar taxes) of the Issuer at such date.

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GRID TO BE USED FOR A GLOBAL NOTES

The following exchanges of a part of this A Global Note for a definitive Note of the same Series and the following payments of principal and/or interest in respect of this A Global Note have been made.

Date	Principal Amount Exchanged or Redeemed	Remaining Principal Amount of this Global Note	Payments of Principal or Interest	Notation Made By

38

ANNEX 1

[METROGAS LETTERHEAD]

[Insert date that is three Business Days prior to the relevant payment date]

The Bank of New York Mellon
101 Barclay Street, Floor 4E
New York, New York 10286
Tel:  (212) 815-5537
Fax:  (212) 815-5603
Attention:  Corporate Trust GLAM-Latam

Ladies and Gentlemen:

Reference is hereby made to the Supplemental Indenture dated as of [  ], 2013 (the “Supplemental Indenture”) among Metrogas S.A., as Issuer, and The Bank of New York Mellon, as Trustee, Paying Agent, Co-Registrar and Transfer Agent.  Except as otherwise specified herein, terms defined in the Supplemental Indenture are used herein as therein defined.

We hereby inform you that [the Issuer has been denied access to the Argentine foreign exchange market] [the Issuer’s access to the Argentine foreign exchange market is limited].  Therefore, pursuant to Section E (“Prohibition of, or Restriction on, Access to Argentine Foreign Exchange Market”) of the 8.875% Senior A-U Notes due 2018, the Issuer will make the payment due on [insert relevant payment date] in Pesos at the Reference Exchange Rate (the “Peso Equivalent Amount”).

Based on our calculations, [the average bid rate for Dollars reported by the Argentine Central Bank pursuant to Communiqué “A” 3500 (as amended, supplemented or replaced from time to time) for the three Business Days prior to the Foreign Exchange Restriction Date] [the average bid rate for Dollars for the three Business Days prior to the Foreign Exchange Restriction Date reported by Banco de la Nación Argentina] [the average Peso/Dollar exchange rate for the three Business Days prior to the Foreign Exchange Restriction Date informed daily by EMTA, Inc. in its website (https://mbrservices.net/emtatest/history.asp or in any website that replaces it)] [only applicable formula to be used] is Ps.[●] per U.S.$1.00.

Please advise the account of, or held for the benefit of, the London Paying Agent (or such other party or parties as the Trustee shall designate in writing) with a financial institution in Argentina in which the Issuer should deposit the Peso Equivalent Amount on or prior to [Insert date that is one Business Day prior to the relevant payment date].

METROGAS S.A.

By:  ______________________
Name:
Title:

ANNEX 2

List of Beneficial Owners
METROGAS S.A.

ISSUER'S NAME:	Metrogas S.A.
NAME OF SECURITIES:	8.875% Senior A-U Notes due 2018
ISIN:	[To be inserted]
PAYMENT DATE:	[To be inserted by Euroclear / Clearstream]
RECORD DATE:	[To be inserted by Euroclear / Clearstream]

ICSD	NAME OF BENEFICIAL OWNER	FULL ADDRESS FOR TAX PURPOSES	STATUS (A/B/C/D/E/F as per below legend)	CUIT/CUIL (tax identification number to be completed only by Argentine residents)	TOTAL HOLDING

STATUS:
CATEGORY A2: The Holder is a financial or banking entity under the supervision of a central bank or similar authority, and domiciled in a jurisdiction (i) that is not considered to be of low or zero taxation jurisdiction (jurisdicción de baja o nula tributación) pursuant to the list of jurisdictions deemed to be of low or zero taxation pursuant to Section 21.7 of Decree 1344/98 of the Republic of Argentina (as amended) (for a list of those jurisdictions see Exhibit A below), or (ii) that has entered into an exchange of information agreement with Argentina and that is not limited by banking or stock market secrecy rules in respect of requests made by foreign tax authorities

CATEGORY B3: The Holder is a person domiciled in a jurisdiction that has entered into a treaty for the avoidance of double taxation with Argentina  and is entitled to claim for itself the application of such treaty

CATEGORY C: The Holder is neither a financial or banking entity described in a), above nor a person domiciled in a jurisdiction that has entered into a treaty for the avoidance of double taxation with Argentina, nor a resident of Argentina for tax purposes

CATEGORY D: The Holder is an individual who is a resident of Argentina for tax purposes. The CUIT/CUIL of the Holder must be completed on column E above.4
CATEGORY E: The Holder is an entity that is a resident of Argentina for tax purposes and is a bank or other financial institution pursuant to Argentine Law 21526. The CUIT of the Holder must be completed on column E above.5

CATEGORY F: The Holder is an entity that is a resident of Argentina for tax purposes and is not a bank or other financial institution pursuant to Argentine Law 21526. The CUIT of the Holder must be completed on column E above.6

______________________________
2 Holders domiciled in jurisdictions that have entered into tax treaties with Argentina are required to complete the Declaration attached as Exhibit B below (or to provide a declaration containing substantially the same information as the one set forth in Exhibit B), with, if appropriate, an apostilled certification by the corresponding tax authority, and to deliver such form to the direct participant in Euroclear or Clearstream, as applicable, through which it holds its 8.875% Senior A-U Notes due 2018. As of the Issuance Date, the following countries have entered into treaties for the prevention of double taxation with Argentina: Australia, Belgium, Bolivia, Brazil, Canada, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Russian Federation, Sweden and the United Kingdom.
3 Holders domiciled in jurisdictions that have entered into tax treaties with Argentina are required to complete the Declaration attached as Exhibit B below (or to provide a declaration containing substantially the same information as the one set forth in Exhibit B), with, if appropriate, an apostilled certification by the corresponding tax authority, and to deliver such form to the direct participant in Euroclear or Clearstream, as applicable, through which it holds its 8.875% Senior A-U Notes due 2018. As of the Issuance Date, the following countries have entered into treaties for the prevention of double taxation with Argentina: Australia, Belgium, Bolivia, Brazil, Canada, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Russian Federation, Sweden and the United Kingdom.
4 Any such Holder shall not be entitled to Additional Amounts.
5 Any such Holder shall not be entitled to Additional Amounts.
6 Any such Holder shall not be entitled to Additional Amounts.

Exhibit A

List of Low or Zero-Taxation Jurisdictions

Pursuant to Section 21.7 of Decree No. 1344/98

1. ANGUILA (Non-autonomous territory of the United Kingdom)

2. ANTIGUA AND BARBUDA (Independent State)

3. NETHERLANDS ANTILLES (Territory of the Netherlands)

4. ARUBA (Territory of the Netherlands)

5. ASCENCION

6. COMMONWEALTH OF THE BAHAMAS (Independent State)

7. BARBADOS (Independent State)

8. BELIZE (Independent State)

9. BERMUDA (Non-autonomous territory of the United Kingdom)

10. BRUNEI DARUSSALAM (Independent State)

11. CAMPIONE D’ITALIA

12. COLONY OF GIBRALTAR

13. COMMONWEALTH OF DOMINICA (Associated State)

14. UNITED ARAB EMIRATES (Independent State)

15. BAHREIN (Independent State)

16. GRANADA (Independent State)

17.  PUERTO RICO (State associated to the United States of America)

18. KUWAIT (Independent State)

19. QATAR (Independent State)

20. FEDERATION OF ST. CHRISTOPHER (Saint Kitts and Nevis: Independent)

21. Regime applicable to Holding Companies (Law of 31 July, 1929) of the GRAND DUCHY OF LUXEMBOURG.

22. GREENLAND

23. GUAM (Territory of the United States of America)

24. HONK KONG (Territory of China)

25. AZORES ISLANDS

26. CHANNEL ISLANDS (Guernesey, Jersey, Alderney, Great Stark, Herm, Little Sark, Brechou, Jethou Lihou)

27. CAYMAN ISLANDS (Non-autonomous territory of the United Kingdom)

28. CHRISTMAS ISLAND

29. ISLA DE COCOS or KEELING ISLAND

30. COOK ISLANDS (Autonomous territory associated to New Zealand)

31. ISLE OF MAN (territory of the United Kingdom)

32. NORFOLK ISLAND

33. TURKS AND CAICOS ISLANDS (Non-autonomous territory of the United Kingdom)

34. PACIFIC ISLANDS

35. SALOMON ISLANDS

36. ISLANDS OF SAN PEDRO Y MIGUELON

37. QESHM ISLAND

38. BRITISH VIRGIN ISLANDS (Non-autonomous territory of the United Kingdom)

39. UNITED STATES VIRGIN ISLANDS

40. KIRIBATI

41. LABUAN

42. MACAO

43. MADEIRA (Territory of Portugal)

44. MONTSERRAT (Non-autonomous territory of the United Kingdom)

45. (Repealed by Section 1° of Decree No. 115/2003).

46. NIUE

47. PATAU

48. PITCAIRN

49. FRENCH POLYNESIA (Overseas territory of France)

50. PRINCIPADO DEL VALLE DE ANDORRA

51. PRINCIPALITY OF LIECHTENSTEIN

52. PRINCIPALITY OF MONACO

53. Regime applicable to sociedades anonimas financieras (governed by law no. 11.073 of 24 June1948 of the ORIENTAL REPUBLIC OF URUGUAY)

54. KINGDOM OF TONGA (Independent State)

55. HACHEMITE KINGDOM OF JORDAN

56. KINGDOM OF SWAZILAND (Independent State)

57. REPUBLIC OF ALBANIA

58. REPUBLIC OF ANGOLA

59. REPUBLIC OF CAPE VERDE (Independent State)

60. REPUBLIC OF CYPRUS (Independent State)

61. REPUBLIC OF DJIBUTI (Independent State)

62. REPUBLIC OF GUYANA (Independent State)

63. REPUBLIC OF PANAMA (Independent State)

64. REPUBLIC OF TRINIDAD AND TOBAGO

65. REPUBLIC OF LIBERIA (Independent State)

66. REPUBLIC OF SEYCHELLES (Independent State)

67. REPUBLIC OF MAURITIUS

68. TUNESIAN REPUBLIC

69. REPUBLIC OF MALDIVES (Independent State)

70. REPUBLIC OF THE MARSHALL ISLANDS (Independent State)

71. REPUBLIC OF NAURU (Independent State)

72. SOCIALIST DEMOCRATIC REPUBLIC OF SRI LANKA (Independent State)

73. REPUBLIC OF VANUATU

74. REPUBLIC OF YEMEN

75. REPUBLIC OF MALTA (Independent State)

76. ST. HELEN

77. ST. LUCIA

78. ST. VINCENT AND THE GRANADINES (Independent State)

79. AMERICAN SAMOA (Non-autonomous territory of the United States of America)

80. WESTERN SAMOA

81. MOST SERENE REPUBLIC OF SAN MARINO (Independent State)

82. SULTANATE OF OMAN

83. SVBALBARD ARCHIPAELAGO

84. TUVALU

85. TRISTAN DA CUNHA

86. TRIESTE (Italy)

87. TOKELAU

88. FREE ZONE OF OSTRAVA (city of the former Czechoslovakia)

Exhibit B

CONVENTION FOR THE AVOIDANCE OF DOUBLE TAXATION IN FORCE BETWEEN ARGENTINA AND __________________.

DECLARATION

A) Beneficiary/ Recipient: Name (Last name), First Name (where applicable).

B) Tax Domicile

C) Origin of the Income (Article of the Convention)

D) Statement by the Beneficiary/ Recipient of the income, or in the case of companies, by its legal representative.

The Undersigned declares that the he / she / the Company is a resident of __________ and that he / she / it has no permanent establishment in Argentina; that he / she / it meets all other requirements for the application of the convention, as provided by the convention in force.

He / She / It therefore claims that said income is entitled to the exemptions provided by the present convention.

E) Signature - Date

Signature of the Beneficiary/ Recipient of the income or, in the case of companies, its legal representative.

F) Certification of the Tax Authority.

The Tax Authority of ____________ hereby confirms that the above recipient of income is a resident of ____________ according to the Convention for the Avoidance of Double Taxation between Argentina and _____________ and that the statements made by the claimant are to the best of the Tax Authority’s knowledge, true and correct.7

Date _______________________

Stamp of the Tax Authority

Signature of the competent authority.

________________________________
7 Paragraph (F) need not be completed if the beneficial owner has submitted a Declaration with an Apostille dated less than 15 months prior to the relevant Payment Date.

EXHIBIT B

METROGAS S.A. (INCORPORATED IN THE CITY OF
BUENOS AIRES, ARGENTINA, WITH LIMITED LIABILITY
(SOCIEDAD ANÓNIMA) UNDER THE LAWS OF THE
REPUBLIC OF ARGENTINA ON NOVEMBER 24, 1992,
WITH A TERM OF DURATION EXPIRING ON DECEMBER 1, 2091
AND REGISTERED WITH THE PUBLIC REGISTRY OF COMMERCE ON
DECEMBER 1, 1992 UNDER NUMBER 11670, BOOK 112,
VOLUME A OF SOCIEDADES ANÓNIMAS, AND WITH DOMICILE AT
GREGORIO ARÁOZ DE LAMADRID 1360 (C1267AAB) CITY OF BUENOS AIRES, ARGENTINA)

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [insert for Step-Up Senior B-L Notes due 2018 -- THE DEPOSITORY TRUST COMPANY (“DTC”)] [insert for Step-Up Senior B-U Notes due 2018 -- THE BANK OF NEW YORK MELLON AS COMMON DEPOSITARY (THE “COMMON DEPOSITARY”), FOR EUROCLEAR BANK S.A./N.V. (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTE ANONYME (“CLEARSTREAM”)] TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF [insert for Step-Up Senior B-L Notes due 2018 -- CEDE & CO.] [insert for Step-Up Senior B-U Notes due 2018 -- THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED]  OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [insert for Step-Up Senior B-L Notes due 2018 -- DTC] [insert for Step-Up Senior B-U Notes due 2018 -- THE COMMON DEPOSITARY] (AND ANY PAYMENT IS MADE TO [insert for Step-Up Senior B-L Notes due 2018 -- CEDE & CO.] [insert for Step-Up Senior B-U Notes due 2018 -- THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [insert for Step-Up Senior B-L Notes due 2018 -- DTC] [insert for Step-Up Senior B-U Notes due 2018 -- THE COMMON DEPOSITARY]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN [insert for Step-Up Senior B-L Notes due 2018 -- DTC] [insert for Step-Up Senior B-U Notes due 2018 -- THE COMMON DEPOSITARY] OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [insert for Step-Up Senior B-L Notes due 2018 -- CEDE & CO.] [insert for Step-Up Senior B-U Notes due 2018 -- THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED] HAS AN INTEREST HEREIN.

2

INCLUDE IF NOTE IS A GLOBAL REGISTERED NOTE -- THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE DATED AS SEPTEMBER 8, 1999, BETWEEN THE ISSUER AND THE BANK OF NEW YORK MELLON, AS SUCCESOR TO CITIBANK, N.A., AS TRUSTEE, REGISTRAR, PAYING AGENT AND TRANSFER AGENT, AS AMENDED AND SUPPLEMENTED BY THE SUPPLEMENTAL INDENTURE REFERRED TO HEREINAFTER (THE “INDENTURE”).  THIS GLOBAL REGISTERED NOTE MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN [insert for Step-Up Senior B-L Notes due 2018 -- THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF] [insert for Step-Up Senior B-U Notes due 2018 -- THE COMMON DEPOSITARY FOR EUROCLEAR AND CLEARSTREAM] EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN SECTION 5(b) OF THE SUPPLEMENTAL INDENTURE DATED AS OF [  ], 2013 (THE “SUPPLEMENTAL INDENTURE”).  BENEFICIAL INTERESTS IN THIS GLOBAL REGISTERED NOTE MAY NOT BE TRANSFERRED OR ASSIGNED ON OR PRIOR TO THE EARLIER TO OCCUR OF THE TRIGGERING EVENT DATE (AS DEFINED HEREIN) AND THE CUT-OFF DATE (AS DEFINED HEREIN) OTHER THAN AS PART OF AND IN CONJUNCTION WITH THE UNIT REFERRED TO IN THE NEXT PARAGRAPH. THEREAFTER, BENEFICIAL INTERESTS IN THIS GLOBAL REGISTERED NOTE MAY BE TRANSFERRED OR ASSIGNED IN ACCORDANCE WITH SECTION [insert for Step-Up Senior B-L Notes due 2018 -- 5(c)] [insert for Step-Up Senior B-U Notes due 2018 – 5(d)] OF THE SUPPLEMENTAL INDENTURE.  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND HAS BEEN ISSUED IN RELIANCE UPON [insert for Step-Up Senior B-L Notes due 2018 -- SECTION 3(a)(9)] [insert for Step-Up Senior B-U Notes due 2018 – REGULATION S] OF THE SECURITIES ACT AND MAY ONLY BE RESOLD PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE IS BEING ISSUED UNDER A GLOBAL UNIT WITH A [insert for Step-Up Senior B-L Notes due 2018 -- 8.875% SENIOR A-L NOTE DUE 2018] [insert for Step-Up Senior B-U Notes due 2018 – 8.875% SENIOR A-U NOTE DUE 2018] ISSUED PURSUANT TO THE INDENTURE. UNTIL THE EARLIER TO OCCUR OF THE TRIGGERING EVENT DATE AND THE CUT-OFF DATE, THIS NOTE MAY ONLY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED AS PART OF AND IN CONJUNCTION WITH SUCH UNIT IN ACCORDANCE WITH SECTION [insert for Step-Up Senior B-L Notes due 2018 -- 5(c)] [insert for Step-Up Senior B-U Notes due 2018 – 5(d)] OF THE SUPPLEMENTAL INDENTURE.

[Insert for Step-Up Senior B-L Notes due 2018: THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. UPON REQUEST, THE COMPANY WILL PROMPTLY MAKE AVAILABLE TO A HOLDER OF THIS NOTE THE ISSUE PRICE, THE AMOUNT OF OID, THE ISSUE DATE, THE YIELD TO MATURITY OF THIS NOTE, THE COMPARABLE YIELD, AND THE PROJECTED PAYMENT SCHEDULE. HOLDERS SHOULD CONTACT MR. PABLO BOSELLI AT METROGAS, GREGORIO ARAOZ DE LAMADRID 1360, (1267AAB) BUENOS AIRES, ARGENTINA, TELEPHONE NUMBER (+54 11) 4309 1511.

3

METROGAS S.A.

[GLOBAL] REGISTERED NOTE

STEP-UP SENIOR [B-L] [B-U] NOTES DUE 2018

[CUSIP No. __]
[ISIN No. US]
[Common Code No. ____]

MetroGas S.A., a company duly organized and existing under the laws of the Republic of Argentina (“Argentina”) (herein called the “Issuer”), which term includes any successor Person (this and other terms used herein are defined below or on the reverse hereof) under the Indenture hereinafter referred to, for value received, hereby promises to pay to [insert for Step-Up Senior B-L Notes due 2018 -- CEDE & CO.] [insert for Step-Up Senior B-U Notes due 2018 -- THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED], or registered assigns, the principal sum of U.S.$ [●] (the “Original Principal Amount”), on December 31, 2018 (the “Maturity Date”) (or on such earlier date as the principal sum may become repayable in accordance with the terms and conditions hereof).

On or prior to the later to occur of (such date, the “Cut-Off Date”) (x) the first anniversary following the Issuance Date and (y) June 30, 2014, unless a Triggering Event (as defined herein) shall have occurred (the date on which the Triggering Event occurs, which shall be on or prior to the Cut-Off Date, the “Triggering Event Date”), for every U.S.$1,000 paid under the [insert for Step-Up Senior B-L Notes due 2018 -- 8.875% Senior A-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 – 8.875% Senior A-U Notes due 2018] on or prior to the Triggering Event Date as a result of any Mandatory Redemption with Excess Cash, any Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions, any Optional Redemption and/or any Note Prepayments, the principal amount outstanding hereunder shall be reduced by U.S.$879.70 (the aggregate amount of any such reduction arising from any redemption, purchase or prepayment under the [insert for Step-Up Senior B-L Notes due 2018 -- 8.875% Senior A-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 – 8.875% Senior A-U Notes due 2018], on or prior to the Triggering Event Date, the “Redeemed Amount”) automatically and without further action by any Person. Should the principal hereunder be decreased as described in this paragraph, the Trustee shall make the corresponding notation in the grid attached hereto.

“Triggering Event” means that, on or prior to the Cut-Off Date, (x) the maturity of all 8.875% Senior A Notes due 2018 shall have been accelerated, and the principal amount thereof, together with accrued interest and any unpaid Additional Amounts (as defined therein) thereon shall have become immediately due and payable in accordance with Section I (“Remedies”) thereunder, or (y) an Event of Default shall have occurred under the 8.875% Senior A Notes due 2018 and Holders of at least 25% of the principal amount of the 8.875% Senior A-L Notes due 2018 and Additional 8.875% Senior A-L Notes due 2018, taken as a whole, then Outstanding shall have requested in writing to the Issuer and to the Trustee that the acceleration of the 8.875% Senior A Notes due 2018 be declared as a result thereof.

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Notwithstanding any rescission or annulment of a declaration of acceleration as set forth in Section I (“Remedies”) under the 8.875% Senior A Notes due 2018, upon the occurrence of the Triggering Event, the principal sum due hereunder shall be equal, on the Triggering Event Date, to the Original Principal Amount minus the aggregate Redeemed Amount (if any) and shall not be affected or reduced as a result of such rescission or annulment.

If the Triggering Event does not occur on or prior to the Cut-Off Date, all obligations under the Step-Up Senior B Notes due 2018 including, without limitation, any obligation to make payments on account of principal, interest or otherwise, shall be, automatically and without further action by any Person, cancelled and terminated.  Prior to the occurrence of a Triggering Event no interest will be payable on the Step-Up Senior B Notes due 2018.

Upon the occurrence of the Triggering Event on or prior to the Cut-Off Date, subject to the exercise of the right to capitalize interest as provided under “Limited Right to Capitalize Interest”, the Issuer hereby also promises to pay interest on the unpaid principal amount hereof from the Triggering Event Date, semiannually [(other than in the case of the first interest payment)] in arrears on June 30 and December 31 of each year (each, an “Interest Payment Date”) commencing on the first Interest Payment Date following the Triggering Event Date, at the rate of 8.875% per annum, until the principal hereof is paid in full or duly provided for, all subject to and in accordance with the terms and conditions of the Indenture.

Payments of interest hereon with respect to any Interest Payment Date will include interest accrued from and including the last Interest Payment Date (except for the first Interest Payment Date after a Triggering Event has occurred, which will accrue interest from and including the Triggering Event Date) to but excluding such Interest Payment Date. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months.
If any payment on this Note is due on a day that is not a Business Day at any place of payment, then, at such place of payment, such payment need not be made on such day but may be made on the next succeeding day that is a Business Day at such place of payment with the same force and effect as if made on the due date for such payment, and no interest will accrue for the period from and after such date on account of such delay.

The Issuer hereby also promises to pay, to the extent lawful, interest on overdue principal (including any mandatory prepayments) and interest (including any Additional Amounts) hereunder for each day the same is overdue at the rate of 2% per annum plus the rate otherwise applicable hereunder for such day.

The interest so payable and punctually paid, or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this [insert for Step-Up Senior B-L Notes due 2018 -- Step-Up Senior B-L Note due 2018] [insert for Step-Up Senior B-U Notes due 2018 – Step-Up Senior B-U Note due 2018] (or one or more predecessor Step-Up Senior B Notes due 2018) is registered in the books (the “Register”) maintained by the Trustee, as Co-Registrar (the “Co-Registrar”) (each such Person being a

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“Holder”, provided that for so long as [insert for Step-Up Senior B-L Notes due 2018 -- the Step-Up Senior B-L Notes due 2018 and the 8.875% Senior A-L Notes due 2018 are held through such L Unit, the Holder of  such L Unit shall be deemed the Holder of the Step-Up Senior B-L Notes due 2018 and of the 8.875% Senior A-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 -- the Step-Up Senior B-U Notes due 2018 and the 8.875% Senior A-U Notes due 2018 are held through the U Unit, the Holder of the U Unit shall be deemed the Holder of the Step-Up Senior B-U Notes due 2018 and of the 8.875% Senior A-U Notes due 2018] for purposes of this Note and of the Indenture), at the close of business on the Regular Record Date (as defined on the reverse hereof) immediately preceding such Interest Payment Date, provided, however, that interest payable at maturity will be payable to the Person to whom principal shall be payable.

Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, together with interest on such overdue interest as provided herein, may be paid to the Person in whose name this Note (or one or more predecessor [insert for Step-Up Senior B-L Notes due 2018 -- Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 -- Step-Up Senior B-U Notes due 2018] is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee (a “Special Record Date”) notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payments of principal of and interest on this Note at maturity shall be made against presentation and surrender of this Note at the Corporate Trust Office (as defined on the reverse hereof) and, subject to any fiscal or other laws applicable thereto, at the specified offices of any other Paying Agent (as defined on the reverse hereof) appointed by the Issuer.  Payments of interest on this Note (other than at maturity) shall be made by check and mailed to the Person entitled thereto at such Person’s address as it appears in the Register or, in the case of a Holder of at least U.S.$1,000,000 aggregate principal amount of Notes of this Series, by wire transfer to a Dollar bank account maintained by the payee, provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account and providing wire transfer instructions no later than the Regular Record Date immediately preceding the relevant Interest Payment Date (or such other date as the Trustee may accept in its discretion). Unless such designation is revoked in writing, any designation made by such Holder with respect to this Note shall remain in effect with respect to any payments interest on this Note payable to such Holder.

This Note has been issued pursuant to resolutions of meetings of shareholders of the Issuer passed on December 22, 1998, October 15, 2004 and February 24, 2010, and resolutions of the Board of Directors of the Issuer passed on April 27, 1999, November 4, 2004, October 15, 2012 and October 17, 2012.

The Negotiable Obligations Law establishes the legal requirements necessary for this Note to qualify as a “Negotiable Obligation”.  The authorization, execution, and delivery of this Note and the approval by the CNV of the offering thereof to the public in Argentina are governed by Argentine law.  All other matters in respect of this Note and the Indenture are governed by, and construed in accordance with, the laws of the State of New York, United States of America.

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This Note is issued in the English language.  This Note may be executed by manual or facsimile signature.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth herein.  Capitalized terms not otherwise defined herein or on the reverse hereof shall have the meanings assigned to them in the Indenture, including Section J set forth herein.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:	_______________

METROGAS S.A.

By
Name:
Title:	Director

By
Name:
Title:	Member of the Supervisory Committee

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CERTIFICATE OF AUTHENTICATION

This is one of the Registered Notes of the Series designated herein and referred to in the within mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By
Authorized Signatory

Dated: ________

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[Reverse]

General.  This Note is a negotiable obligation under the Negotiable Obligations Law and is one of a duly authorized issue of notes of the Issuer, issuable in one or more series (each, a “Series”) and limited in aggregate principal amount outstanding at any time to U.S.$600,000,000 issued and to be issued under an Indenture, dated as of September 8, 1999, as supplemented and amended by the Supplemental Indenture dated as of [  ], 2013 (herein called the “Indenture”), between the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), co-registrar (“Co-Registrar”), transfer agent (such transfer agent and the other transfer agents referred to herein being collectively referred to herein as the “Transfer Agents”) and paying agent (such paying agent and other paying agents referred to herein being collectively referred to herein as the “Paying Agents”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Step-Up Senior B Notes due 2018 and of the terms upon which the Step-Up Senior B Notes due 2018 are, and are to be, authenticated and delivered.  This Note is one of the Series designated on the face hereof and is subject to the terms hereof.  Each Note shall be initially issued as part of a unit, which will comprise this Note and an 8.875% Senior A [insert for Step-Up Senior B-L Notes due 2018 -- -L] [insert for Step-Up Senior B-U Notes due 2018 -- -U] Note due 2018 issued pursuant to the Indenture. This Note may not be offered, sold or otherwise transferred other than as part of such unit, together with the related 8.875% Senior A [insert for Step-Up Senior B-L Notes due 2018 -- -L] [insert for Step-Up Senior B-U Notes due 2018 -- -U] Note due 2018 comprised in such unit, until the earlier to occur of the Triggering Event Date and the Cut-Off Date, at which time the unit will be dissolved and this Note may either be cancelled as per the terms hereof or be independently offered, sold or otherwise transferred as per the terms hereof.

On or prior to the Cut-Off Date, unless a Triggering Event shall have occurred, for every U.S.$1,000 paid under the [insert for Step-Up Senior B-L Notes due 2018 -- 8.875% Senior A-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 – 8.875% Senior A-U Notes due 2018] on or prior to the Triggering Event Date as a result of any Mandatory Redemption with Excess Cash, any Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions, any Optional Redemption and/or any Note Prepayments, the principal amount outstanding hereunder shall be reduced by U.S.$879.70 automatically and without further action by any Person. Should the principal hereunder be decreased as described in this paragraph, the Trustee shall make the corresponding notation in the grid attached hereto.  For so long as any [insert for Step-Up Senior B-L Notes due 2018 -- Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 -- Step-Up Senior B-U Notes due 2018)] is held through a Unit, the mandatory redemption provisions shall apply to such Units.

Notwithstanding any rescission or annulment of a declaration of acceleration as set forth in Section I (“Remedies”) under the 8.875% Senior A Notes due 2018, upon the occurrence of the Triggering Event, the principal sum due hereunder shall be equal, on the Triggering Event Date, to the Original Principal Amount minus the aggregate Redeemed Amount (if any) and shall not be affected or reduced as a result of such rescission or annulment.

If the Triggering Event does not occur on or prior to the Cut-Off Date, all obligations under the Step-Up Senior B Notes due 2018 including, without limitation, any obligation to make payments on account of principal, interest or otherwise, shall be, automatically and without further action by any Person, cancelled and terminated.

Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Indenture, including Section J set forth herein.

The Step-Up Senior B Notes due 2018 shall be issuable only in registered form (“Registered Notes”) without coupons and in minimum denominations of U.S.$ 1.00 and increments of U.S.$ 1.00.

Subject to the restrictions set forth herein and in the Indenture, the transfer or exchange of this Note is registrable on the Register upon surrender of this Note at any Transfer Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing.  Upon such surrender of this Note for registration of transfer or exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees or of the Holder, as the case may be, one or more new Step-Up Senior B Notes due 2018 of the same Series as this Step-Up Senior B Notes due 2018, each of which new Step-Up Senior B Note due 2018 shall be a Step-Up Senior B-L Note due 2018 if this Step-Up Senior B Note due 2018 is a Step-Up Senior B-L Note due 2018 or a Step-Up Senior B-U Note due 2018 if this Step-Up Senior B Note due 2018 is a Step-Up Senior B-U Note due 2018, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat, prior to due presentment thereof for registration of transfer, the Person in whose name a Registered Note is registered as the absolute owner thereof for all purposes, whether or not such Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.  For all purposes under the Step-Up Senior B Notes due 2018 and the Indenture, the “Holder” of any Registered Note is the Person in whose name a Registered Note is registered in the Register, provided that for so long as [insert for Step-Up Senior B-L Notes due 2018-- the Step-Up Senior B-L Notes due 2018 and the 8.875% Senior A-L Notes due 2018 are held through an L Unit, the Holder of such L Unit shall be deemed the Holder of the Step-Up Senior B-L Notes due 2018 and of the 8.875% Senior A-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018-- the Step-Up Senior B-U Notes due 2018 and the 8.875% Senior A-U Notes due 2018 are held through the U Unit, the Holder of the U Unit shall be deemed the Holder of the Step-Up Senior B-U Notes due 2018 and of the 8.875% Senior A-U Notes due 2018].

A.          Mandatory Redemption with Excess Cash.  At any time after the occurrence of the Triggering Event, the Issuer will apply on the first Interest Payment Date to occur following the last day of each Excess Cash Computation Period an amount of cash equal to Available Excess Cash for such Excess Cash Computation Period as follows:

(1)
The Issuer will redeem at par and ratably, together with any accrued but unpaid interest and Additional Amounts, and without premium, fee or penalty, Step-Up Senior B Notes due 2018 and 8.875% Senior A Notes due 2018 in an aggregate principal amount no greater than the aggregate principal amount of any Additional Step-Up Senior B Notes due 2018 and Additional 8.875% Senior A Notes due 2018 that are issued, in the case of the Step-Up Senior B Notes due 2018, in accordance with “Limited Right to Capitalize Interest” and, in the case of the 8.875% Senior A Notes due 2018, in accordance with “Limited Right to Capitalize Interest” under the 8.875% Senior A Notes due 2018, in each case to the extent that the Issuer has not redeemed on or before the 15th day prior to such Interest Payment Date (but in any event after amounts have been capitalized) Step-Up Senior B Notes due 2018 and 8.875% Senior A Notes due 2018 in an aggregate amount equal to the aggregate principal amount of any such Additional Step-Up Senior B Notes due 2018 and Additional 8.875% Senior A Notes due 2018 (without taking into consideration (x) any redemption pursuant to “Mandatory Redemption from Equity Issuances, Sales of Major Assets and Sale and Leaseback Transactions” herein or clause (2) below or any Market Purchase transactions and (y) any redemption pursuant to “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions” under the 8.875% Senior A Notes due 2018 or clause (2) under “Mandatory Redemption with Excess Cash” thereunder).  The amount of the remaining Available Excess Cash for such Excess Cash Computation Period, if any, following the redemption of Step-Up Senior B Notes due 2018 and 8.875% Senior A Notes due 2018 as provided in this clause (1) is referred to as the “Net Available Excess Cash”.

(2)
Until the Issuer has redeemed, repaid or purchased at least U.S.$[●] [The amount to be included will be determined on or prior to the Issuance Date and will be equal to U.S.$75,000,000 minus any cash payments made on or prior to the Issuance Date on account of interest accrued from 1/1/2011 to the Issuance Date under the reorganization plan] principal amount of the Senior Notes due 2018 (without taking into consideration the reduction in the Original Principal Amount under the Step-Up Senior B Notes due 2018 that results from payments made under the 8.875% Senior A Notes due 2018 on or prior to the Triggering Event Date as a result of any “Mandatory Redemption with Excess Cash”, any “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions”, any “Optional Redemption” and/or any Note Prepayments under the [insert for Step-Up Senior B-L Notes due 2018 -- 8.875% Senior A-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 – 8.875% Senior A-U Notes due 2018]) as provided in Covenant 21 (Limitation on Restricted Payments) (the “Threshold Amount”) , the Issuer will apply an amount of cash equal to the Net Available Excess Cash to redeem ratably any Outstanding Step-Up Senior B Notes due 2018 and 8.875% Senior A Notes due 2018 through Note Prepayments to the extent the Issuer has not used Net Available Excess Cash to make Market Purchase transactions after the 15th day prior to the immediately preceding Interest Payment Date and on or before the 15th day prior to such Interest Payment Date.

The Issuer will deliver to the Trustee at least 12 days prior to such Interest Payment Date an Officers’ Certificate setting forth in reasonable detail and certifying as accurate (i) the calculation of Excess Cash and Available Excess Cash for the preceding Excess Cash Computation Period, (ii) the aggregate principal amount of the Senior Notes due 2018 the Issuer purchased through Market Purchase transactions prior to such Interest Payment Date, the aggregate amount paid for such purchased Senior Notes due 2018 and that such purchased Senior Notes due 2018 have been cancelled and (iii) the principal amount of Senior Notes due 2018 the Issuer is required to redeem on such Interest Payment Date pursuant to clause (1) and clause (2) above.

B.          Mandatory Redemption from Equity Issuances, Sales of Major Assets and Sale and Leaseback Transactions.  At any time after the occurrence of the Triggering Event, the Issuer will apply (i) 100% of the net cash proceeds of any Major Asset Sale, (ii) 50% of the net cash proceeds of any Equity Security sold by the Issuer in a Qualified Offering consummated after the Issuance Date and (iii) 100% of the net cash proceeds of any Sale and Leaseback Transaction to redeem, in each case within 45 days of the receipt by the Issuer or any of the Issuer’s Material Subsidiaries (to the extent applicable) of any such net cash proceeds, any Outstanding Senior Notes due 2018 through Market Purchase transactions (other than in connection with mandatory prepayments specified under clause (ii) above, except for offers made to all Holders of Senior Notes due 2018, ratably) or, at the Issuer’s option, Note Prepayments.

The Issuer will deliver to the Trustee no later than five days following the last day of any 45-day period referred to in the preceding paragraph an Officers’ Certificate setting forth (i) in reasonable detail and certifying as accurate the amount and source of net cash proceeds described in the preceding paragraph received by the Issuer or any of the Issuer’s Material Subsidiaries at the commencement of any such 45-day period and (ii) the aggregate principal amount of Senior Notes due 2018 the Issuer purchased or redeemed during such 45-day period and stating that such purchased or redeemed Senior Notes due 2018 have been cancelled.

All redemptions are subject to the procedures of the applicable clearing systems.

C.          Optional Redemption. At any time after December 31, 2013, the Issuer may redeem the Senior Notes due 2018, at the Issuer’s option, in whole or in part, at any time or from time to time, at par, together with accrued and unpaid interest to the date fixed for redemption, and Additional Amounts, if any, payable with respect thereto; provided that if the Issuer elects to redeem any Senior Notes due 2018 under this provision Optional Redemption from January 1, 2014 to December 31, 2014, the Issuer shall effect such redemption in an amount equal to 102% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, and Additional Amounts, if any, payable with respect thereto, and at any date after December 31, 2014, without premium, fee or penalty.

In the event that the Issuer chooses to redeem less than all of the Senior Notes due 2018, the Senior Notes due 2018 will be redeemed on a pro rata basis, or will be selected for redemption by the Trustee in compliance with the requirements of the principal securities exchange, if any, on which such Senior Notes due 2018 are listed, or by such other method as the Trustee in its sole discretion shall deem to be fair and appropriate.

On the date fixed for redemption in accordance herewith and with the Indenture with respect to the Senior Notes due 2018, interest will cease to accrue on the Senior Notes due 2018 or portions thereof called for redemption unless the Issuer has failed to timely deposit with the Paying Agent sufficient funds to effect such redemption, in which case interest will continue to accrue on such Senior Notes due 2018 of this Series until the actual date of redemption.

The Issuer will deliver to the Trustee at least 45 days before the date fixed for redemption at the Issuer’s option an Officers’ Certificate setting forth (i) the principal amount of Senior Notes due 2018 the Issuer will redeem on such date, (ii) the amount of principal per U.S.$1,000 principal amount of Senior Notes due 2018 the Issuer will redeem on such date and (iii) any other relevant payment details such as premium amounts and Additional Amounts, if any.

All redemptions are subject to the procedures of the applicable clearing systems.
D. Limitation on Purchase, Redemption or Prepayment of Step-Up Senior B Notes due 2018.  Until the Issuer shall have redeemed, repaid or purchased Senior Notes due 2018 in an amount equal to at least the Threshold Amount, the Issuer will not purchase, redeem or prepay any of the Senior Notes due 2018 other than as set forth under “Mandatory Redemption with Excess Cash”, “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions” and “Optional Redemption” above.

If the Issuer (or any of its Affiliates) at any time purchases or otherwise obtains Senior Notes due 2018 pursuant to Market Purchase transactions or otherwise, such Senior Notes due 2018, shall be promptly delivered to the Trustee for cancellation, shall not be considered Outstanding and shall not participate in making, giving or taking any action hereunder or under the Indenture. Notwithstanding the foregoing, Senior Notes due 2018 issued on or after the Issuance Date and held by the Issuer for delivery to holders of (x) Subsequently Admitted Debt and (y) indebtedness of the Issuer admitted as Conditional Debt (provided that the condition attached to such debt has been satisfied) shall not be required to be delivered to the Trustee for cancellation.

E. Prohibition of, or Restriction on, Access to Argentine Foreign Exchange Market.  If the Issuer is denied access to the Argentine foreign exchange market or the Issuer’s access to the market is limited, the Issuer will make any and all payments [insert for Step-Up Senior B-L Notes due 2018 -- hereunder to the extent permitted by law, in Dollars, by means of any legal procedure existing in Argentina on any Interest Payment Date under the Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 -- hereunder by depositing Pesos in an amount (upon conversion at the Reference Exchange Rate as of the Foreign Exchange Restriction Date (as defined below)) equal to the interest and/or principal due and payable hereunder on the Business Day immediately preceding the relevant payment date in such account held by, or for the benefit of, the London Paying Agent (or such other party or parties as the Trustee shall designate in writing) with a financial institution in Argentina as the Trustee may indicate to the issuer by written notice at least two Business Days prior to the relevant payment date (the “Peso Payments Account”) for further transfer to the Holders of the Step-Up Senior B-U Notes due 2018 on the relevant payment date (to the extent permitted by applicable law). In the event that the Issuer is denied access to the Argentine foreign exchange market or the Issuer’s access to the market is limited, the Issuer shall send to the Trustee three Business Days prior to the relevant payment date (the date that is three Business Days prior to the relevant payment date, the “Foreign Exchange Restriction Date”) a duly completed notice in substantially the form set forth in Annex 1 hereto (the “Foreign Exchange Restriction Notice”). Upon deposit by the Issuer of the amounts determined in accordance with the preceding sentence in the Peso Payments Account, the Issuer shall be deemed to have satisfied and discharged in full the applicable interest or principal payment obligations under the Step-Up Senior B-U Notes due 2018 and, therefore, shall not grant to the Holders of the Step-Up Senior B-U Notes due 2018 any right to demand any additional payment or to request the acceleration of the Notes by reason of the application of this Section.]  All costs and taxes payable in connection with the procedures referred to herein above shall be borne by the Issuer.  The Trustee shall have no obligation under this provision to acquire Dollars in the event of any foreign exchange restriction or prohibition in Argentina.

F.           Judgment Currency.  [insert for Step-Up Senior B-U Notes due 2018 – Without prejudice to the Issuer’s right to discharge its payment obligations hereunder in Pesos pursuant to Section E hereof,] The Issuer’s obligation in respect of any sum payable by the Issuer to the Trustee or Holder of a Note of this Series shall, notwithstanding any judgment in a currency (the “judgment currency”) other than Dollars, be discharged only to the extent that on the Business Day following receipt by the Trustee or such Holder of any sum adjudged to be so due in the judgment currency, such Holder or Trustee may in accordance with normal banking procedures purchase Dollars with the judgment currency; if the amount of Dollars so purchased is less than the sum originally due in Dollars, the Issuer agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Trustee or Holder against such loss.

G.          Covenants.  Upon the occurrence of the Triggering Event and thereafter, for as long as any of the Step-Up Senior B Notes due 2018 remain Outstanding or any amount remains unpaid on any of the Step-Up Senior B Notes due 2018, the Issuer shall, and shall cause its Material Subsidiaries to, comply with the terms of the covenants set forth in paragraphs 1 through 30 below.

1.           Payment of Principal and Interest.  The Issuer will duly and punctually pay the principal of, premium, if any, and interest and Additional Amounts, if any, on the Step-Up Senior B Notes due 2018 in accordance with the terms of the Step-Up Senior B Notes due 2018 and the Indenture.  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and Additional Amounts, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Limited Right to Capitalize Interest.  On any Interest Payment Date occurring on or prior to June 30, 2014 (if any), and so long as the Issuer has not made any Restricted Payment at any time prior to such Interest Payment Date, the Issuer may, in lieu of paying in cash the Capitalizable Portion of the amount of interest that, without giving effect to this paragraph, is due and payable on such Interest Payment Date in respect of the [insert for Step-Up Senior B-L Notes due 2018 -- Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 -- Step-Up Senior B-U Notes due 2018], pay such Capitalizable Portion of such amount of interest by authorizing the issuance of [insert for Step-Up Senior B-L Notes due 2018 – Additional Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 – Additional Step-Up Senior B-U Notes due 2018] in an aggregate principal amount equal to the Capitalizable Portion of such amount of interest , rounded up to the nearest U.S.$1.00 and in such form as approved by the Board of Directors of the Issuer at the time such [insert for Step-Up Senior B-L Notes due 2018 – Additional Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 – Additional 8.875% Senior A-U Notes due 2018] are first issued. The [insert for Step-Up Senior B-L Notes due 2018 – Additional Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 – Additional Step-Up Senior B-U Notes due 2018] shall be issued to the credit of Holders of the [insert for Step-Up Senior B-L Notes due 2018 -- Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 -- Step-Up Senior B-U Notes due 2018] on the Regular Record Date corresponding to the applicable Interest Payment Date, pro rata in accordance with their interests. If the Company elects to capitalize accrued interest as described in this paragraph, it must issue additional [insert for Step-Up Senior B-L Notes due 2018 – Additional B-L Global Notes] [insert for Step-Up Senior B-U Notes due 2018 – Additional B-U Global Notes] within thirty (30) days after the relevant Interest Payment Date in order to evidence the capitalization of interest described in this paragraph.  The “Capitalizable Portion” of the total amount of interest that, without giving effect to this paragraph, is due and payable on any Interest Payment Date in respect of the [insert for Step-Up Senior B-L Notes due 2018 -- Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 -- Step-Up Senior B-U Notes due 2018] means (i) with respect to any Interest Payment Date occurring on or prior to June 30, 2013, up to 100% of such total amount of interest, and (ii) with respect to any Interest Payment Date occurring after June 30, 2013 and on or prior to June 30, 2014, up to 50% of such total amount of interest.

The Issuer will deliver to the Trustee at least 15 days before each Interest Payment Date on which the Issuer will pay interest on the [insert for Step-Up Senior B-L Notes due 2018 -- Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 -- Step-Up Senior B-U Notes due 2018] by issuing [insert for Step-Up Senior B-L Notes due 2018 – Additional Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 – Additional Step-Up Senior B-U Notes due 2018] in accordance with the preceding paragraph an Officers’ Certificate (i) setting forth in reasonable detail and certifying as accurate the calculation (including the Issuer’s good faith estimate of what the Issuer’s Cash Balance will be at the close of business on such Interest Payment Date without giving effect to the preceding paragraph) of the Capitalizable Portion of the amount of interest that, without giving effect to the preceding paragraph, is due and payable on such Interest Payment Date in respect of the [insert for Step-Up Senior B-L Notes due 2018 -- Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 -- Step-Up Senior B-U Notes due 2018], (ii) stating that the Issuer will pay interest in respect of the [insert for Step-Up Senior B-L Notes due 2018 -- Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 -- Step-Up Senior B-U Notes due 2018] by issuing within thirty (30) days after the relevant Interest Payment Date [insert for Step-Up Senior B-L Notes due 2018 – Additional Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 – Additional Step-Up Senior B-U Notes due 2018] in an aggregate principal amount equal to the amount specified in such Officers’ Certificate, which amount shall not be greater than such Capitalizable Portion of such amount of interest, (iii) specifying the amount of interest per U.S.$1,000 principal amount of [insert for Step-Up Senior B-L Notes due 2018 -- Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 -- Step-Up Senior B-U Notes due 2018] to be paid (A) in cash on such Interest Payment Date and (B) by issuing [insert for Step-Up Senior B-L Notes due 2018 – Additional Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 – Additional Step-Up Senior B-U Notes due 2018] within thirty (30) days after the relevant Interest Payment Date and (iv) instructing the Trustee to take all necessary action to take account of the newly issued [insert for Step-Up Senior B-L Notes due 2018 – Additional Step-Up Senior B-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 – Additional Step-Up Senior B-U Notes due 2018] and to reflect them in the Register in accordance with the preceding paragraph.

2.           Maintenance of Governmental Approvals.  The Issuer will duly obtain and maintain in full force and effect all governmental approvals, consents or licenses which are necessary under any applicable laws for the execution, delivery and performance of the Indenture and the Step-Up Senior B Notes due 2018 and for the validity or enforceability of any thereof.

3.           Maintenance of Office or Agency.  The Issuer will (i) maintain in the Borough of Manhattan, The City of New York, an office or agency of a paying agent where the Step-Up Senior B Notes due 2018 may be paid and notices and demands to or upon the Issuer in respect of the Step-Up Senior B Notes due 2018 and the Indenture may be served and an office or agency of a transfer agent where Step-Up Senior B Notes due 2018 may be surrendered for registration of transfer and exchange, and (ii) so long as it is required by the rules of the CNV or other applicable law, maintain an office or agency of a paying agent and transfer agent for such purposes in Buenos Aires. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency.  If at any time the Issuer shall fail to maintain any required office or agency or shall fail to furnish the Trustee with the address thereof, all presentations, surrenders, notices and demands may be served at the Corporate Trust Office.

4.           Corporate Existence.  The Issuer will (i) maintain in effect the Issuer’s corporate existence except as otherwise permitted under Covenant 20 (Merger, Consolidation, Sale and Lease) and (ii) take all reasonable actions to maintain all rights, privileges, titles to property, franchises and the like necessary or desirable in the normal conduct of the Issuer’s business, activities or operations.

5.           Compliance with Laws, Rules and Regulations.  The Issuer will, and will cause each of the Issuer’s Material Subsidiaries to, comply with all applicable laws, rules, regulations, orders and directives of any Governmental Agency having jurisdiction over the Issuer’s business or the business of such Material Subsidiary, as the case may be, and all covenants and other obligations contained in any agreements to which the Issuer or such Material Subsidiary is a party, except where the failure so to comply would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, operations, business affairs or business prospects of the Issuer and its Subsidiaries taken as a whole and except to the extent any such law, rule, regulation, order, directive, covenant or obligation is contested in good faith and, if appropriate, by appropriate legal proceedings.

6.           Maintenance of Properties.  The Issuer will, and will cause each of the Issuer’s Material Subsidiaries to, cause all tangible Properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order, normal wear and tear excepted, and will cause, and will cause each of the Issuer’s Material Subsidiaries to cause, to be made all necessary repairs, renewals, replacements and improvements thereof, all as in the Issuer’s reasonable judgment shall be necessary properly to conduct at all times the business carried on in connection therewith; provided, however, that nothing shall prevent the Issuer or any such Material Subsidiary from discontinuing the operation or maintenance of any of such Properties if such discontinuance is, as determined in good faith by the Issuer’s Board of Directors or the Issuer’s appropriate officers or by those of such Material Subsidiary, desirable in the conduct of the Issuer’s and the Issuer’s Subsidiaries’ business taken as a whole and not adverse in any material respect to the Holders.

7.           Payments of Taxes and Other Claims.  The Issuer will, and will cause each of the Issuer’s Material Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Issuer or such Material Subsidiary, as the case may be, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the Issuer’s Property or that of such Material Subsidiary, as the case may be; provided, however, that neither the Issuer nor any such Material Subsidiary will be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith and, if appropriate, by appropriate legal proceedings or the amounts of which in the aggregate do not exceed U.S.$15,000,000 (or its equivalent in other currencies).

8.           Maintenance of Insurance.  The Issuer will, and will cause each of the Issuer’s Material Subsidiaries to, at all times maintain insurance for all of its Properties that are of an insurable nature in such amounts and covering such risks as is usually carried by corporations similarly situated and owning like Properties in accordance with good business practice.

9.           Limitation on Incurrence of Indebtedness and Guarantees.  The Issuer will not Incur or Guarantee, or permit the Issuer’s Material Subsidiaries to Incur or Guarantee, any Indebtedness unless (i) the Issuer has redeemed in accordance with clause (1) under “Mandatory Redemption with Excess Cash” an aggregate principal amount of (x) Step-Up Senior B Notes due 2018 equal to the Capitalizable Portion by which the aggregate principal amount of the Step-Up Senior B Notes due 2018 has been increased in accordance with “Limited Right to Capitalize Interest” (without taking into consideration any redemption pursuant to “Mandatory Redemption from Equity Issuances, Sales of Major Assets and Sale and Leaseback Transactions” or clause (2) under “Mandatory Redemption with Excess Cash” or any Market Purchase transactions) and (y) 8.875% Senior A Notes due 2018 equal to the Capitalizable Portion (as defined therein) by which the aggregate principal amount of the 8.875% Senior A Notes due 2018 has been increased in accordance with “Limited Right to Capitalize Interest” under the 8.875% Senior A Notes due 2018 (without taking into consideration any redemption pursuant to “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions” or clause (2) under “Mandatory Redemption with Excess Cash” thereunder) and (ii) after giving effect to such Incurrence or Guarantee and the application of the proceeds thereof, the Leverage Ratio is equal to or less than 3.5:1.0.

Notwithstanding the foregoing, the Issuer and the Material Subsidiaries may, to the extent provided below, Incur or Guarantee the following Indebtedness (“Permitted Indebtedness”):

(a)           The Senior Notes due 2018;

(b)           Indebtedness secured by a Lien on any Property at the time of acquisition of such Property by the Issuer or any of its Material Subsidiaries, which Indebtedness was not (or is not) created in connection with such acquisition and which does not extend to any of the Issuer’s other Property or that of such Material Subsidiary;

(c)           purchase money Indebtedness in an aggregate principal amount not to exceed U.S.$30,000,000 (or its equivalent in other currencies) during any calendar year;

(d)           Indebtedness not otherwise permitted in an aggregate principal amount at any time outstanding not to exceed U.S.$30,000,000 (or its equivalent in other currencies);

(e)           Refinancing Indebtedness;

(f)            Subordinated Indebtedness; and

(g)           unsecured and unsubordinated obligations of the Issuer (ranking pari passu with the Step-Up Senior B Notes due 2018, except for any right of set-off under the License or applicable law upon termination of the License) arising under an indemnity granted by the Issuer to the Argentine government or its agencies or instrumentalities, in respect of losses incurred by the indemnified person as a result of the enforcement of a judgment or arbitral award, or the settlement of a claim, brought by current or former direct or indirect shareholders of the Issuer (other than (x) Gas Argentino S.A. and (y) YPF S.A. and its Affiliates) on account of actions or omissions that occurred on or prior to the Issuance Date of the Argentine government or its agencies or instrumentalities related to the License (the “Indemnity Debt”).

10.           Limitation on Transactions with Affiliates.  The Issuer will not, and will not permit any of the Issuer’s Material Subsidiaries to, enter into or carry out (or agree to enter into or carry out) any transaction or arrangement with any Affiliate (other than one of the Issuer’s Wholly-owned Subsidiaries), except for any transaction or arrangement entered into or carried out on terms no less favorable to the Issuer or such Material Subsidiary than those which could have been obtained on an arm’s-length basis with a Person that is not an Affiliate; provided that any such transaction or arrangement is entered into in accordance with applicable law and regulations (including, without limitation, Argentine Decree No. 677/2001, as amended or supplemented, and the applicable regulations of the CNV).

11.           Negative Pledge.  The Issuer will not, and will not permit any of the Issuer’s Material Subsidiaries to, create any Lien upon the whole or any part of its or such Material Subsidiary’s Property, whether now owned or hereafter acquired, to secure (i) any of its or such Material Subsidiary’s Indebtedness, (ii) any of its or such Material Subsidiary’s Guarantees or (iii) the Indebtedness or Guarantees of any other Person, except for any Lien:

(a)           created or arising over any Property which is acquired, constructed or created by the Issuer or any of the Issuer’s Material Subsidiaries but only if (1) such Lien secures only principal amounts (not exceeding the cost of such acquisition, construction or creation) raised for the purposes of such acquisition, construction or creation, together with any costs, expenses, interest and fees Incurred in relation thereto or a Guarantee given in respect thereof, (2) such Lien is created or arises on or before 90 days after the completion of such acquisition, construction or creation and (3) such Lien is confined solely to the Property so acquired, constructed or created;

(b)            over any Property owned by a corporation or other Person, which Lien exists at the time such corporation or other Person becomes the Issuer’s Subsidiary, which Lien was not (or is not) created in connection with such corporation or other Person becoming such a Subsidiary of the Issuer and does not extend to any other Property of the Issuer or any of the Issuer’s Material Subsidiaries;

(c)            over any Property at the time of the acquisition of such Property by the Issuer or any of the Issuer’s Subsidiaries, which Lien was not (or is not) created in connection with such acquisition and does not extend to any other Property of the Issuer or any of the Issuer’s Material Subsidiaries;

(d)            described in paragraph (a), (b) or (c) above and renewed or extended upon the renewal, extension, refinancing or replacement of the Indebtedness or Guarantee secured thereby, provided that there is no increase in the principal amount of the Indebtedness or of the Indebtedness guaranteed by the Guarantee secured thereby over the original principal amount thereof or guaranteed thereby;

(e)            arising solely by operation of law in favor of carriers, warehousemen, landlords, mechanics, materialmen, laborers, employees or suppliers and which is Incurred in the ordinary course of business for sums which are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof;

(f)             in existence on the initial Issuance Date;

(g)            (i) on deposits to secure, or any Lien otherwise securing, the performance of bids, trade contracts, leases, statutory obligations, surety bonds, appeal bonds, performance bonds and other obligations of like nature Incurred in the ordinary course of business, or (ii) securing the performance of bids or proposals for the acquisition of Property by the Issuer or any of the Issuer’s Material Subsidiaries in the ordinary course of business;

(h)            on any Property that secures any extension, renewal or refunding of Indebtedness or Guarantees secured as permitted under the Indenture;

(i)             to secure debt securities solely for the purposes of partial or total defeasance of debt securities in accordance with the Indenture;

(j)             created or established in order to comply with any applicable rule, regulation, order, resolution, decree, directive or instruction of any federal, provincial or municipal government of Argentina, or any agency or instrumentality thereof, in connection with the conduct of a Permitted Business, including, without limitation, any set-off rights of the government of Argentina, or any agency or instrumentality thereof with respect to the License; or

(k)            not described in paragraphs (a) through (j) above and securing Indebtedness or Guarantees as aforesaid as well as related costs, expenses, interest and fees in relation to an aggregate principal amount not exceeding U.S.$15,000,000 (or its equivalent in any other currencies);

without at the same time or prior thereto extending to the Step-Up Senior B Notes due 2018 of this Series the same security equally and ratably therewith so long as such Lien shall remain in effect.

12.           Limitation on Payment Restrictions Affecting Material Subsidiaries.  (a) Except as provided in paragraph (b), the Issuer will not, and will not permit any of the Issuer’s Material Subsidiaries to (x) create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any of the Issuer’s Material Subsidiaries to make, or (y) agree to include as an event of default or prepayment event under any debt obligation or other agreement to which any of the Issuer’s Material Subsidiaries is a party upon:

(i)          any payment of dividends or making of any other distributions on any Equity Securities of such Material Subsidiary owned by the Issuer or any other of the Issuer’s Material Subsidiaries, or

(ii)         any payment of any Indebtedness or other obligation owed to the Issuer or any of the Issuer’s Material Subsidiaries.

(b)           The provisions of paragraph (a) do not apply to any encumbrances or restrictions:

(i)           existing under or by reason of applicable law,

(ii)         existing with respect to any Person, or to the property or assets of any Person, at the time the Person is acquired by the Issuer or any Material Subsidiary of the Issuer, which encumbrances or restrictions (x) are not applicable to any other Person other than a Subsidiary of such Person or the property or assets of any other Person other than any such Subsidiary and (y) were not put in place in anticipation of such event, and any extensions, renewals, replacements or refinancings of any of the foregoing; provided that the encumbrances and restrictions in the extension, renewal, replacement or refinancing are, taken as a whole, no less favorable in any material respect to the Holders than the encumbrances or restrictions being extended, renewed, replaced or refinanced,

(iii)        with respect to a Material Subsidiary of the Issuer and imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Equity Securities of, or property and assets of, such Material Subsidiary, or

(iv)        existing pursuant to the Indenture and the Senior Notes due 2018.

13.            Limitation on Sale and Leaseback Transactions.  The Issuer will not enter into, renew or extend, or permit any of the Issuer’s Material Subsidiaries to enter into, renew or extend, any transaction or series of related transactions pursuant to which the Issuer or any such Material Subsidiary sells or transfers any Property in connection with the leasing, or the release against installment payments, or as part of an arrangement involving the leasing or resale against installment payments, of such Property to the seller or transferor (a “Sale and Leaseback Transaction”) except (i) a Sale and Leaseback Transaction that, had such Sale and Leaseback Transaction been structured as a mortgage loan rather than as a Sale and Leaseback Transaction, the Issuer or such Material Subsidiary would not have been prohibited from entering into such transaction pursuant to Covenant 11 (Negative Pledge) and (ii) a Sale and Leaseback Transaction entered into prior to the initial Issuance Date. At any time after the occurrence of the Triggering Event, the Issuer will apply the net cash proceeds of any Sale and Leaseback Transactions to purchase or redeem the Senior Notes due 2018 as provided under “Mandatory Redemption from Equity Issuances, Sales of Major Assets and Sale and Leaseback Transactions”.

14.            Limitation on Asset Sales.  The Issuer will not, and will not permit any of the Issuer’s Material Subsidiaries to, make any Asset Sale unless the following conditions are met:

(a)            the Asset Sale is for fair market value, as determined in good faith by the Issuer’s Board of Directors;

(b)            at least 75% of the value of the consideration therefrom is in the form of cash or Cash Equivalents; provided that in the case of an Asset Sale to an Affiliate of the Issuer, the consideration received that is not cash or Cash Equivalents consists of property or assets that are suitable for use and will be used in a Permitted Business; and

(c)            such Asset Sale does not materially and adversely affect the Issuer’s ability to meet the Issuer’s obligations under the Step-Up Senior B Notes due 2018 on a timely basis or any rights or interests of the Trustee (as evidenced by an Officers’ Certificate) or the Holders under the Indenture or the Step-Up Senior B Notes due 2018.

15.            Pari Passu.  The Issuer will ensure at all times that the Issuer’s obligations under the Step-Up Senior B Notes due 2018 and the Indenture constitute unsecured obligations of the Issuer and, in any bankruptcy or insolvency proceeding under Argentine law, will rank at least pari passu in right of payment with all of the Issuer’s other existing and future unsecured Indebtedness (other than Indebtedness ranking senior thereto by statute or by operation of law).

16.            Assignment of License.  The Issuer will not assign any of the Issuer’s right, title and interest under the License.

17.            Termination of License.  The Issuer will not take any action or refrain from taking any action the taking of which or the failure to take which, in the Issuer’s reasonable opinion, would result in the termination of the License in accordance with its terms.

18.            Amendment of License.  The Issuer will not agree to amend or waive, and will not consent to any amendment or waiver of, any terms of the License unless such amendment or waiver would not materially and adversely affect (i) the Issuer’s ability to meet the Issuer’s obligations under the Step-Up Senior B Notes due 2018 on a timely basis or (ii) any rights or interests under the Indenture of the Trustee or the Holders, in each case without the prior consent of, respectively, the Trustee or Holders representing not less than 25% of the aggregate principal amount of the Outstanding Senior Notes due 2018, the materiality of any such amendment or waiver to be determined in relation to the Issuer’s ability to meet such obligations in a timely manner or to such rights and interests, as the case may be, immediately prior to giving effect to such amendment or waiver.

19.            Maintenance of Books and Records.  The Issuer will, and will cause each of the Issuer’s Material Subsidiaries to, maintain books, accounts and records in accordance with Argentine GAAP or generally accepted accounting principles in the jurisdictions where such Material Subsidiaries are organized.

20.            Limitation on Merger, Consolidation, Sale and Lease.  The Issuer will not merge into or consolidate with any Person or sell, convey, transfer or lease all or substantially all of its Properties, whether by one transaction or a series of transactions, to any Person unless:

(a)            the holders of the Step-Up Senior B Notes due 2018 had the opportunity to exercise opposition rights, if any, they may have under Argentine Law No. 11,867 (if applicable to such transaction or series of transactions), Argentine Law No. 19,550 (as amended) or any other applicable Argentine law and the Issuer shall have complied with any such opposition rights with respect to such transaction or series of transactions;

(b)            immediately after giving effect to such transaction or series of transactions on a pro forma basis, no Default or Event of Default shall have occurred and be continuing;

(c)           immediately after giving effect to such transaction or series of transactions on a pro forma basis, (i) any corporation formed by any such merger or consolidation or the Person which acquires by sale, conveyance or transfer, or which leases, all or substantially all of the Issuer’s Properties (the “Successor Corporation”) shall expressly assume by supplemental indenture the due and punctual payment of the principal of, premium, if any, and interest and Additional Amounts, if any, on the Step-Up Senior B Notes due 2018, according to their terms, and the due and punctual performance of all of the Issuer’s covenants and obligations under the Step-Up Senior B Notes due 2018 and the Indenture; (ii) the Successor Corporation (except in the case of leases) succeeds to and becomes substituted for the Issuer with the same effect as if it had been named in the Step-Up Senior B Notes due 2018 instead of the Issuer; and (iii) immediately after giving effect to such transaction or series of transactions on a pro forma basis, the Successor Corporation shall have a senior unsecured debt rating from at least two Argentine or United States rating agencies equal to or higher than the Issuer’s senior unsecured debt rating immediately prior to giving effect thereto; and

(d)            the Issuer shall provide to the Trustee an Officers’ Certificate and an Opinion of Counsel stating that such consolidation, merger, sale, conveyance, transfer or lease complies with the Step-Up Senior B Notes due 2018, the Indenture and applicable law and that all conditions precedent therein relating to such transaction have been met.

In case of any such consolidation or merger (if the Issuer is not the surviving corporation) or any such sale, conveyance, transfer or lease, the Successor Corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein as the Issuer.  The Successor Corporation may cause to be signed, and may issue either in its own name or in the Issuer’s name prior to such succession, any or all of the Step-Up Senior B Notes due 2018 that theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of the Successor Corporation instead of the Issuer’s order and subject to all the terms, conditions and limitations in the Indenture, the Trustee shall authenticate and shall deliver any Step-Up Senior B Notes due 2018 that previously shall have been signed and delivered by the Issuer to the Trustee for authentication, and any Step-Up Senior B Notes due 2018 that the Successor Corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose.  All of the Step-Up Senior B Notes due 2018 so issued shall in all respects have the same legal rank and benefit under the Indenture as the Step-Up Senior B Notes due 2018 theretofore or thereafter issued in accordance with the terms of the Indenture as though all of the Step-Up Senior B Notes due 2018 had been issued at the Issuance Date.

In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Step-Up Senior B Notes due 2018 thereafter to be issued as may be appropriate.

In the event of any such consolidation or merger (if the Issuer is not the surviving corporation) or any such sale, conveyance (other than a conveyance by way of lease) or transfer, the Issuer shall be discharged from all obligations and covenants under the Indenture and the Step-Up Senior B Notes due 2018 to be performed by the Issuer (other than those obligations and covenants which, by their terms, shall expressly survive) and may be liquidated and dissolved.  No successor shall have the right to redeem any Outstanding Step-Up Senior B Notes due 2018 unless the Issuer would have been entitled to redeem such Step-Up Senior B Notes due 2018 pursuant to the Indenture in the absence of any such merger, consolidation, sale, conveyance, transfer or lease permitted therein.

The Trustee may rely (and shall be fully protected in such reliance) on the Opinion of Counsel prepared in accordance with the Indenture as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease, and any such liquidation or dissolution, complies with the applicable provisions of the Indenture and the Step-Up Senior B Notes due 2018.

This covenant shall not apply to the disposition by the Issuer of all or substantially all of its Properties in a transaction governed by “Mandatory Redemption from Equity Issuances, Sales of Major Assets and Sale and Leaseback Transactions” and Covenant 14 (Limitation on Asset Sales).

The Issuer will give written notice of any such consolidation, merger, sale, conveyance, transfer or lease to the Trustee and the Holders of the Step-Up Senior B Notes due 2018 in accordance with the procedures set forth in the Indenture at least 30 days prior to the termination of the period during which the Holders of the Step-Up Senior B Notes due 2018 can exercise any opposition rights they may have under Argentine Laws Nos. 11,867 and 19,550 or any other applicable Argentine law.

21.           Limitation on Restricted Payments.  Until the Issuer has redeemed, repaid or purchased at least U.S.$[●] [The amount to be included will be determined on or prior to the Issuance Date and will be equal to U.S.$75,000,000 minus any cash payments made on or prior to the Issuance Date on account of interest accrued from 1/1/2011 to the Issuance Date under the reorganization plan] principal amount of the Senior Notes due 2018 (without taking into consideration the reduction in the Original Principal Amount under the Step-Up Senior B Notes due 2018 that results from payments made under the 8.875% Senior A Notes due 2018 on or prior to the Triggering Event Date as a result of any “Mandatory Redemption with Excess Cash”, any “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions”, any “Optional Redemption” and/or any Note Prepayments under the [insert for Step-Up Senior B-L Notes due 2018 -- 8.875% Senior A-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 – 8.875% Senior A-U Notes due 2018]), the Issuer will not and, subject to the last paragraph of this Covenant 21, will not permit any Material Subsidiary of the Issuer to, make any Restricted Payments.

 The Issuer will not, and, subject to the last paragraph of this Covenant 21, will not permit any of the Issuer’s Material Subsidiaries to, make any Restricted Payments at any time that a Default or Event of Default has occurred and is continuing (after giving effect to any such Restricted Payments).

 Notwithstanding the foregoing, any of the Issuer’s Material Subsidiaries may pay pro rata dividends and make pro rata distributions in respect of Equity Securities issued by such Material Subsidiary.

22.           Limitation on Investments.  Until the Issuer has redeemed, repaid or purchased at least U.S.$[●] [The amount to be included will be determined on or prior to the Issuance Date and will be equal to U.S.$75,000,000 minus any cash payments made on or prior to the Issuance Date on account of interest accrued from 1/1/2011 to the Issuance Date under the reorganization plan] principal amount of the Senior Notes due 2018 (without taking into consideration the reduction in the Original Principal Amount under the Step-Up Senior B Notes due 2018 that results from payments made under the 8.875% Senior A Notes due 2018 on or prior to the Triggering Event Date as a result of any “Mandatory Redemption with Excess Cash”, any “Mandatory Redemption from Equity Issuances, Sales of Assets and Sale and Leaseback Transactions”, any “Optional Redemption” and/or any Note Prepayments under the [insert for Step-Up Senior B-L Notes due 2018 -- 8.875% Senior A-L Notes due 2018] [insert for Step-Up Senior B-U Notes due 2018 – 8.875% Senior A-U Notes due 2018]), the Issuer will not, and will not permit any of its Material Subsidiaries to, make Investments other than Permitted Investments.

23.           Limitation on Payment of Management Fees.  The Issuer will not, and will not permit any of its Material Subsidiaries to, pay a management or similar fee to any Person.

24.           Available Information.  The Issuer will furnish to any Holder of Step-Up Senior B Notes due 2018 or a beneficial interest in a Global Note representing the Step-Up Senior B Notes due 2018, or to any prospective purchaser designated by such a Holder or beneficial holder, upon request of such Holder or beneficial holder, financial and other information described in paragraph (d)(4) of Rule 144A with respect to the Issuer to the extent required in order to permit such Holder or beneficial holder to comply with Rule 144A (as amended from time to time and including any successor provision) with respect to any resale of such Step-Up Senior B Notes due 2018 or beneficial interest therein, unless, at the time of such request, the Issuer is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act or is exempt from such requirements pursuant to Rule 12g3-2(b) under the Exchange Act (as amended from time to time and including any successor provision) and no such information about the Issuer is otherwise required pursuant to Rule 144A.

25.           Further Assurances.  The Issuer will, at the Issuer’s own cost and expense, execute and deliver to the Trustee all such documents, instruments and agreements and do or cause to be done all such other acts and things as may be reasonably required, in the opinion of the Trustee, to enable the Trustee to exercise and enforce its rights under the Indenture, the Senior Notes due 2018 and the Units and under the documents, instruments and agreements required under the Indenture and to carry out the intent of the Indenture (including, without limitation, as contemplated in “Limited Right to Capitalize Interest”).

26.           Reporting.  The Issuer will provide the Trustee (i) as soon as available, but in any event within one hundred twenty (120) days after the last day of each fiscal year, an English translation of the Issuer’s audited consolidated financial statements (prepared in conformity with Argentine GAAP and substantially in the form prescribed by Argentine regulatory authorities) for such fiscal year; (ii) as soon as available, but in any event within sixty (60) days after the last day of each of the first three fiscal quarters of each fiscal year, an English translation of the Issuer’s unaudited quarterly consolidated financial statements (prepared in accordance with Argentine GAAP and substantially in the form prescribed by Argentine regulatory authorities) for such fiscal quarter; (iii) simultaneously with the delivery of each set of consolidated financial statements referred to in clauses (i) and (ii) above, a certificate of one of the Issuer’s duly authorized officers, stating whether to the best knowledge of such officer after due inquiry a Default or Event of Default exists on the date of such certificate and, if such certificate indicates that a Default or Event of Default exists on the date of such certificate, setting forth the details thereof and the action which the Issuer is taking or proposes to take with respect thereto; and (iv) not less often than annually, a brief certificate from the Issuer’s principal executive officer, principal financial officer or principal accounting officer as to his or her best knowledge of the Issuer’s compliance with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirement of notice under the Indenture).

Whether or not the Issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Issuer agrees to provide the Trustee within 15 days after filing the same with the SEC (or, if such filing has been discontinued, the date on which it would have been required).

(a)           all annual financial information that would be required to be contained in a filing with the United States Securities and Exchange Commission on Form 20-F if the Issuer were required to file such forms, including an “Operating and Financial Review and Prospects” and an audit report on such financial information by the Issuer’s certified independent accountants;

(b)           all current reports that would be required to be filed with the United States Securities and Exchange Commission on Form 6-K if the Issuer were required to file such reports.

27.           Notice of Default.  The Issuer will promptly notify the Trustee in writing of the occurrence of any Event of Default or any condition or event that, with the giving of notice, lapse of time or any other condition or any combination of the foregoing would, unless cured or waived, become an Event of Default, upon one of the Issuer’s officers becoming aware of such an Event of Default or such other condition or event.  Each notice sent shall be accompanied by an Officers’ Certificate setting forth the details of the occurrence referred to therein and stating what action the Issuer proposes to take with respect thereto.

28.           Determination of Financial and Accounting Matters, Currency Equivalents and Ratability.  Except as otherwise provided in this Note or the Indenture, any determination at any time of a financial or accounting matter referred to in a Step-Up Senior B Note due 2018 or the Indenture shall be made on the basis of the Issuer’s consolidated financial statements prepared in accordance with Argentine GAAP most recently made publicly available by the Issuer.

Except as otherwise provided in this Note or the Indenture, any determination at anytime of the equivalent in one currency of an amount expressed in another currency shall be made on the basis of the relevant rates quoted at such time by Banco Nación and shall not be affected by subsequent variations in such rates.

29.           Additional Amounts. [insert for Step-Up Senior B-U Notes due 2018 -- Except as provided below, all] [insert for Step-Up Senior B-L Notes due 2018 --All] payments of principal and interest in respect of the Step-Up Senior B Notes due 2018 will be made free and clear and without withholding or deduction for or on account of any taxes, duties, levies, contributions, withholdings, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within Argentina or any authority therein or thereof having power to tax (“Taxes”).  In the event any such Taxes are so imposed or established, the Issuer will [insert for Step-Up Senior B-U Notes due 2018 --, subject to the last paragraph of this Covenant 29,] pay such additional amounts, (“Additional Amounts”) as may be necessary to ensure that the net amounts paid by the Issuer after such withholding or deduction will equal the amounts that would have been payable in respect of the Step-Up Senior B Notes due 2018 in the absence of such withholding or deduction, except that no such Additional Amounts will be payable with respect to any payment on any Note of this Series:

(a)           to the extent that Taxes would not have been imposed but for a present or former connection between the Holder and Argentina (or any political subdivision or authority thereof) other than the mere holding of such Note of this Series and the receipt of payments thereunder;

(b)           to the extent of Taxes which would not have been imposed but for any failure by the Holder or any other Person as required under applicable law, statute, treaty or regulation of Argentina or written administrative instruction of the Administración Federal de Ingresos Públicos (the “AFIP”) (whether or not such Holder or Person is lawfully able to do so) to provide information, documents or other evidence, in the form and conditions as required under applicable law, statute, treaty or regulation of Argentina or written administrative instruction of the AFIP concerning the nationality, residence identity or connection with Argentina of such Holder or Person or other significant information which is required or imposed by a law, statute, treaty, or regulation of Argentina or written administrative instruction of the AFIP as a precondition to reduction or exemption from all or part of such Taxes;

(c)           in respect of any estate, asset, inheritance, gift, sales, transfer or personal property tax or any similar tax assessment or governmental charge;

(d)           to the extent of Taxes with respect to such Note of this Series that would not have been imposed but for the presentation by the Holder for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for;

(e)           for any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments on or in respect of the Step-Up Senior B Notes due 2018 ; or

(f)           for any combination of any of the above.

The Issuer has agreed to pay all stamp, transfer or documentary taxes or any other excise or property taxes, charges or similar levies, and any penalties, additions to tax or interest due with respect thereto which arise in Argentina from the execution, delivery or registration of the Step-Up Senior B Notes due 2018 or any other document or instrument referred to herein.

If a Holder of Step-Up Senior B Notes due 2018 does not timely submit all or part of the information, documents or evidence that may be reasonably required by the Issuer from time to time pursuant to applicable law, statute, treaty or regulation of Argentina, or any written administrative instruction of the AFIP, the Issuer will not pay Additional Amounts in respect of the Step-Up Senior B Notes due 2018 of such Holder and will withhold or deduct the maximum amounts as may be required by applicable law.

In the Indenture and the Step-Up Senior B Notes due 2018, references to the payment of principal, interest or any other amounts payable with respect to such Notes shall include the payment of Additional Amounts if Additional Amounts are, were or would be payable in respect thereof, even where Additional Amounts are not specifically mentioned.

Within 30 days after receiving the same, the Issuer will furnish to the Trustee copies of receipts evidencing each payment of Taxes in such form as provided in the normal course by the taxing authority.

[insert for Step-Up Senior B-L Notes due 2018 -- Any Holder of Step-Up Senior B-L Notes due 2018 that is an Argentine resident taxpayer that is not an individual or financial institution organized under Argentine Law No. 21,526 (the “Argentine Taxpayer”), must inform its Argentine tax status under Argentine General Resolution (AFIP) 500 to the Issuer in writing at least five Business Days prior to any Interest Payment Date.  If the Issuer does not receive such information, the Issuer will assume, for Argentine withholding purposes, that such Holder of Step-Up Senior B-L Notes due 2018 is not an Argentine Taxpayer.  The Issuer hereby reserves the right to seek reimbursement of any unpaid withholding taxes, interest and penalties from any Argentine Taxpayer who fails to inform its Argentine tax status under Argentine General Resolution (AFIP) 500 as provided herein.]

[insert for Step-Up Senior B-U Notes due 2018 -- Notwithstanding the foregoing, the obligation to pay Additional Amounts on the Step-Up Senior B-U Notes due 2018 held by any Person through a participant in Euroclear or Clearstream will be subject to receipt by the Issuer from the Trustee no later than 10:00am Buenos Aires time on the fifth day prior to the relevant payment date (including, without limitation, an Interest Payment Date) of a duly completed certificate prepared by Euroclear and Clearstream in substantially the form attached as Annex 2 hereto (the “Additional Amounts Spreadsheet”) provided, however, that if the Additional Amounts Spreadsheet is due to be provided to the Issuer on a day that is not a Business Day, then it shall be provided to the Issuer on the Business Day prior to that date.  A Holder of Step-Up Senior B-U Notes due 2018 whose tax-related information is not included in the Additional Amounts Spreadsheet (or who would not be entitled to receive any Additional Amounts as per the exceptions set forth in clauses (a) through (f) above) shall not be entitled to receive any Additional Amounts.  The Trustee shall only deliver the Additional Amounts Spreadsheet to the Issuer to the extent it receives it from Euroclear and Clearstream, and the Trustee shall have no responsibility or liability for (i) non-receipt or late receipt of the Additional Amounts Spreadsheet from Euroclear and Clearstream or (ii) the contents of the Additional Amounts Spreadsheet.]

30.           Maintenance of Listing.  The Issuer will use its best efforts to maintain a listing of the Senior Notes due 2018 of this Series on the Buenos Aires Stock Exchange.

H.           Events of Default.  Upon the occurrence of the Triggering Event and thereafter, each of the following events shall constitute an Event of Default with respect to the Step-Up Senior B Notes due 2018 (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)            the Issuer (i) fails to repay the principal of any Step-Up Senior B Note due 2018 of this Series after any such principal becomes due and payable in accordance with the terms thereof, whether at maturity, by acceleration, upon redemption or otherwise, or (ii) fails to pay any interest, Additional Amounts or other amounts in respect of any Step-Up Senior B Note, within thirty (30) days after any such amount becomes due and payable in accordance with the terms hereof; or

(b)            the Issuer fails to observe or perform any covenant or agreement referred to under “Mandatory Redemption with Excess Cash”, “Mandatory Redemption from Equity Issuances, Sales of Major Assets and Sale and Leaseback Transactions”, Covenant 4 (Corporate Existence), Covenant 9 (Limitation on Incurrence of Indebtedness and Guarantees), Covenant 11 (Negative Pledge), Covenant 13 (Limitation on Sales and Leaseback Transactions), Covenant 16 (Assignment of License), Covenant 17 (Termination of License), Covenant 18 (Amendment of License), Covenant 20 (Limitation on Merger, Consolidation, Sale and Lease), Covenant 21 (Limitation on Restricted Payments) and Covenant 23 (Limitation on Payment of Management Fees) and the Issuer shall have received written notice of such failure from the Trustee at the written request of any Holder of a Step-Up Senior B Note due 2018; or

(c)            the Issuer fails to observe or perform any other covenant or agreement contained in the Step-Up Senior B Notes due 2018 or the Indenture as applicable to the Step-Up Senior B Notes due 2018 and such failure continues for thirty (30) days after written notice of such failure has been received by the Issuer from the Trustee at the written request of Holders of at least 25% of the principal amount of the Senior Notes due 2018; or

(d)            (i) the Issuer or any of the Issuer’s Material Subsidiaries shall fail to pay any installment of the principal or interest when due in respect of its Indebtedness in excess of U.S.$15,000,000 (or its equivalent in other currencies) as and when such installment becomes due and payable or (ii) any event or condition shall occur that effectively results in the acceleration of the maturity of any Indebtedness of the Issuer or any of the Issuer’s Material Subsidiaries in an aggregate principal amount in excess of U.S.$15,000,000 million (or its equivalent in other currencies); or

(e)            final judgments or orders for the payment of money in excess of, individually or in the aggregate, U.S.$15,000,000 (or its equivalent in other currencies) from a court which is not subject to appeal are rendered against the Issuer or any of the Issuer’s Material Subsidiaries and such judgments or orders continue in effect without being satisfied, discharged or stayed for a period of ninety (90) days; or

(f)             any government or governmental authority shall have condemned, nationalized, seized, or otherwise expropriated all or any substantial part of the Issuer’s Property or that of any of the Issuer’s Material Subsidiaries or the Issuer’s share capital or that of any of the Issuer’s Material Subsidiaries, or shall have assumed custody or control of such Property or of the Issuer’s business or operations or that of any of the Issuer’s Material Subsidiaries or of the Issuer’s share capital or that of any such Material Subsidiary, or shall have taken any action that would prevent the Issuer or any of the Issuer’s Material Subsidiaries from carrying on the Issuer’s or such Material Subsidiary’s business or operations or a substantial part thereof for a period of longer than sixty (60) days and the result of any such action shall materially prejudice the Issuer’s ability to perform the Issuer’s obligations under the Step-Up Senior B Notes due 2018 ; or

(g)            it becomes unlawful for the Issuer to perform any of the Issuer’s obligations under the Indenture or the Step-Up Senior B Notes due 2018 and such unlawfulness is not remedied for a period of sixty (60) days, or any of the Issuer’s obligations thereunder ceases to be valid, binding or enforceable and, in either case, the Issuer shall have received written notice thereof from the Trustee at the request of any Holder of a Note of this Series; or

(h)            the Indenture for any reason ceases to be in full force and effect in accordance with its terms or the binding effect or enforceability thereof shall be contested by the Issuer, or the Issuer shall deny that it has any further liability or obligation thereunder or in respect thereof; or

(i)             a resolution is passed or adopted by the Issuer’s Board of Directors or stockholders, or a final judgment of a court of competent jurisdiction is made, that the Issuer be wound up, dissolved or liquidated, other than for the purposes of or pursuant to a transaction otherwise permitted under and in accordance with the terms of Covenant 20 (Limitation on Merger, Consolidation, Sale and Lease), and any such winding up, dissolution or liquidation proceedings remain undismissed for ninety (90) days; or

(j)             an attachment, execution, seizure before judgment or other legal process is levied or enforced upon any part of the Issuer’s Property or that of any of the Issuer’s Material Subsidiaries, which Property is material to the Issuer’s condition, financial or otherwise, or to the Issuer’s earnings, operations or business affairs and that of the Issuer’s Material Subsidiaries taken as a whole, and (i) such attachment, execution, seizure before judgment or other legal process is not discharged or stayed within ninety (90) days thereof or (ii) if such attachment, execution, seizure before judgment or other legal process shall not have been discharged or stayed within such 90-day period, the Issuer or such Material Subsidiary, as the case may be, shall not have within such 90-day period contested such attachment, execution, seizure before judgment or other legal process in good faith by appropriate proceedings upon stay of execution of the enforcement thereof or upon posting a bond in connection therewith; or

(k)            (i) a court having jurisdiction enters a decree or order for (A) relief in respect of the Issuer or any of the Issuer’s Material Subsidiaries (or all or substantially all of the Property of the Issuer or any of the Issuer’s Material Subsidiaries) in an involuntary bankruptcy case under Argentine Law No. 24,522, as amended, or any applicable bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or (B) appointment of an administrator, receiver, trustee or intervenor for the Issuer or any of the Issuer’s Material Subsidiaries or for all or substantially all of the Issuer’s Property or that of such a Material Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of ninety (90) days, or (ii) without the Issuer’s application, approval or consent, an insolvency, bankruptcy or similar proceeding seeking the reorganization, dissolution, winding-up, liquidation or similar relief with respect to the Issuer or any of the Issuer’s Material Subsidiaries (or all or substantially all of the Property of the Issuer or any of the Issuer’s Material Subsidiaries) shall be instituted in any court of competent jurisdiction, which proceeding shall not be stayed or contested by the Issuer or any of the Issuer’s Material Subsidiaries in good faith and by appropriate proceedings in accordance with applicable practice; provided that the institution, prosecution or consummation of the reorganization plan (propuesta concursal) proposed by the Issuer on May 22, 2012 to its creditors under the court reorganization proceeding (concurso preventivo) of the Issuer before the National Commercial Court No. 26, Secretariat No. 51 (which amended and improved upon the terms of the reorganization plans filed before such National Commercial Court on February 2, 2012, July 12, 2011, and on November 21, 2011), and any related proceeding under Chapter 15 of the United States Bankruptcy Code shall not be an Event of Default; or

(l)             the Issuer or any of the Issuer’s Material Subsidiaries (i) commences a voluntary case under Argentine Law No. 24,522, as amended, or any applicable bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect, (ii) file for court approval of an acuerdo preventivo extrajudicial with financial creditors and which affects the Step-Up Senior B Notes due 2018, (iii) applies for or consents to the appointment of or taking possession by an administrator, receiver, trustee or intervenor for the Issuer or such Material Subsidiary or for all or substantially all of the Issuer’s Property or that of such Material Subsidiary, (iv) effects any general assignment for the benefit of creditors or (v) files any answer admitting the material allegation of a petition filed against the Issuer or any of the Issuer’s Material Subsidiaries in any bankruptcy, reorganization or insolvency proceeding; provided that the institution, prosecution or consummation of the reorganization plan (propuesta concursal) proposed by the Issuer on May 22, 2012, to its creditors under the court reorganization proceeding (concurso preventivo) of the Issuer before the National Commercial Court No. 26, Secretariat No. 51 (which amended and improved upon the terms of the reorganization plans filed before such National Commercial Court on February 2, 2012, July 12, 2011, and on November 21, 2011), and any related proceeding under Section 304 or Chapter 11 of the United States Bankruptcy Code shall not be an Event of Default; or

(m)           the Argentine government shall declare a general suspension of payment or a moratorium on the payment of the Issuer’s debt (which does not expressly exclude the Step-Up Senior B Notes due 2018 ); or

(n)           the pledge of any Subordinated Indebtedness or the trust in which any Subordinated Indebtedness is placed, as contemplated by the definition of “Subordinated Indebtedness”, shall for any reason not attributable to the relevant pledgee or trustee, as the case may be, cease to be binding and enforceable; or

(o)           the License is terminated, revoked or withdrawn.

I.            Remedies. Upon the occurrence of the Triggering Event and thereafter, if an Event of Default specified in clause (k) or (l) of “Events of Default” above occurs and is continuing, the maturity of all Step-Up Senior B Notes due 2018 will automatically be accelerated and the principal amount thereof, together with accrued interest and any unpaid Additional Amounts thereon, will be immediately due and payable. Upon the occurrence of the Triggering Event and thereafter, if any other Event of Default occurs and is continuing with respect to the Step-Up Senior B Notes due 2018, the Trustee (at the written request of Holders of 25% of the principal amount of the Senior Notes due 2018 then Outstanding) or Holders of 25% of the principal amount of the Senior Notes due 2018 then Outstanding, by written notice to the Issuer (and to the Trustee if given by Holders), may declare the maturity of the Step-Up Senior B Notes due 2018 to be accelerated, whereupon the Outstanding principal amount of the Step-Up Senior B Notes due 2018, together with accrued interest and any unpaid Additional Amounts thereon, will be immediately due and payable. The right of the Trustee or of the Holders to give such acceleration notice as described in the preceding sentence will terminate if the event giving rise to such right has been cured or waived before such right has been exercised.

At any time after a declaration of acceleration with respect to the Step-Up Senior B Notes due 2018 has been made on account of a particular Event of Default and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided in the Indenture, the Holders of a majority of the principal amount of the Outstanding Step-Up Senior B Notes due 2018 present or represented at an extraordinary meeting of such Holders at which a quorum is present, may rescind and annul such declaration and its consequences if (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay in the currency in which the Step-Up Senior B Notes due 2018 are payable, (A) all overdue interest on all the Step-Up Senior B Notes due 2018, (B) all unpaid principal, premium, if any, and Additional Amounts, if any, on all the Step-Up Senior B

Notes due 2018, which have become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate or rates prescribed herein, (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate or rates prescribed herein, and (D) all sums paid or advanced by the Trustee hereunder or under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and (2) all Events of Default with respect to the Step-Up Senior B Notes due 2018 (other than the non payment of amounts of principal of, or interest on, the Step-Up Senior B Notes due 2018 which have become due solely by such declaration of acceleration), have been cured or waived in accordance with the Indenture. No such rescission shall affect any subsequent Event of Default or impair any right consequent thereto.

The foregoing provision shall be without prejudice to the rights of each individual Holder to initiate an action against the Issuer for the payment of any principal, premium, if any, Additional Amount and/or interest past due on the Step-Up Senior B Notes due 2018 in accordance with the provisions of Article 29 of the Negotiable Obligations Law.

J.            Certain Definitions. For all purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires, the terms defined below have the meanings assigned to them and include the plural as well as the singular.

“Additional Amounts” is defined in Covenant 29 (Additional Amounts).

“Additional Amounts Spreadsheet” is defined in Covenant 29 (Additional Amounts).

“Affiliate” means, with respect to any referenced Person, a Person that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the referenced Person. For purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Argentine GAAP” means generally accepted accounting principles in Argentina in accordance with accounting principles adopted by the Professional Council in Economic Sciences of the Autonomous City of Buenos Aires and in accordance with the accounting regulations adopted by the CNV applicable to all public companies in Argentina.

“Asset Sale” means any sale or other disposition of the Issuer’s assets or those of any of the Issuer’s Material Subsidiaries (other than damaged, worn out or obsolete assets) having a fair market value in excess of U.S.$5 million (or its equivalent in other currencies).

“Available Excess Cash” means, for any Excess Cash Computation Period, Excess Cash for such Excess Cash Computation Period minus the Cash Shortfall as of the close of business on the last day of such Excess Cash Computation Period.

“Average Life of All Cash Payments” means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (a) the sum of the products of (i) the number of years from the date of determination to the date or dates of each successive scheduled payment of principal of or interest on such Indebtedness multiplied by (ii) the amount of each such principal or interest payment by (b) the sum of all such principal and interest payments. In determining the Average Life of All Cash Payments of Indebtedness that does not bear interest at a fixed rate or does not provide for interest to be payable on fixed dates, such Indebtedness shall be assumed to bear interest at all relevant times at the rate borne by it on the date of determination and such interest shall be assumed to be payable in arrears on the last day of March, June, September and December and on the date of final maturity thereof, respectively.

“Banco Nación” means Banco de la Nación Argentina and its successors.

“Board of Directors” means either the Issuer’s Directorio or any committee of such Directorio duly authorized to act for it in respect of the Indenture.

“Business Day” means any day except a Saturday, Sunday or any day on which commercial banks in New York City, London or Buenos Aires (or in the city where the relevant paying agent or transfer agent is located) are authorized by law to close.

“Capital Expenditures” means, without duplication, capital expenditures, capitalized interest, capitalized maintenance and other capitalized expenses of the Issuer or one of its Material Subsidiaries, including capital expenditures, capitalized interest and capitalized maintenance and other basic expenses required pursuant to the terms and conditions of the License or pursuant to or in accordance with an order, decree, rule, regulation, mandate or other requirement imposed, declared or otherwise issued by any Argentine Governmental Agency (including capital expenditures that the Issuer or one of the Issuer’s Material Subsidiaries is required to make in connection with or as a condition to a tariff increase granted to the Issuer or in connection with any applicable mandatory plan of any Argentine Governmental Agency for the purpose of financing development of the gas industry and related purposes).

“Capitalizable Portion” is defined in “Limited Right to Capitalize Interest” in Covenant 1 (Payment of Principal and Interest).

“Cash Balance” means, as of any date of determination, the Dollar equivalent of the amount that would be reflected on the Issuer’s consolidated balance sheet prepared in accordance with Argentine GAAP as “cash and deposits in banks”, excluding any cash held on behalf of any trust fund or similar vehicle created by any Argentine Governmental Agency for the purpose of financing development of the gas and/or energy industry and related purposes.

“Cash Equivalents” means

a.	Dollars, Euros, Pesos, the other official currencies of any member of the European Union or Switzerland or money in other currencies received or acquired in the ordinary course of business,

b.
obligations of the United States government or certificates representing an ownership interest in obligations of the United States government, or securities issued directly and fully guaranteed or insured by any member of the European Union or Switzerland, or any agency or instrumentality thereof (provided that the full faith and credit of such member or Switzerland is pledged in support of those securities), or other sovereign debt obligations (other than those of Argentina) rated “A” or higher or such similar equivalent or higher rating by at least one nationally recognized statistical rating organization as contemplated in Rule 436 under the Securities Act, in each case with maturities not exceeding one year from the date of acquisition,

c.
obligations of the Argentine government or certificates representing an ownership interest in obligations of the Argentine government with maturities not exceeding one year from the date of acquisition,

d.
(i) demand deposits, (ii) time deposits and certificates of deposit with maturities of one year or less from the date of acquisition, (iii) bankers’ acceptances with maturities not exceeding one year from the date of acquisition, and (iv) overnight bank deposits, in each case with (A) any bank or trust company (including any Argentine branch thereof) organized or licensed under the laws of the United States or any state thereof or under the laws of any member state of the European Union or Switzerland, in each case whose short-term debt is rated “A-2” or higher or such similar equivalent or higher rating by at least one nationally recognized statistical rating organization as contemplated in Rule 436 under the Securities Act or (B) any bank or trust company organized or licensed under the laws of Argentina having a net worth of at least the Peso equivalent of U.S.$100 million and the certificates of deposit of which have an Argentine investment grade rating by any such nationally recognized statistical rating organization or any affiliate thereof, and

e.
commercial paper rated “A-2” or higher or such similar equivalent or higher rating by at least one nationally recognized statistical rating organization as contemplated in Rule 436 under the Securities Act and maturing within six months after the date of acquisition.

“Cash Shortfall” means, as of any date (the “Cash Shortfall Date”), the amount equal to the difference (greater than zero) of (i) U.S.$10,000,000 (or its equivalent in other currencies) minus (ii) (A) if the Cash Shortfall Date falls on a date prior to the date on which the Cash Shortfall is determined, the Cash Balance as of the close of business on the Cash Shortfall Date and (B) if the Cash Shortfall Date falls on a date after the date on which the Cash Shortfall is determined, the Issuer’s good faith estimate of what the Cash Balance will be as of the close of business on the Cash Shortfall Date.

“Clearstream” means Clearstream Banking, société anonyme, Luxembourg.

“CNV” means the Comisión Nacional de Valores, the Argentine National Securities Commission.

“Corporate Trust Office” means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the Issuance Date, located at 101 Barclay Street Floor 4E, New York, NY 10286.

“Deductible Capital Expenditures” means, for each Excess Cash Computation Period, (a) Capital Expenditures paid in cash during such Excess Cash Computation Period (to the extent not included under clause (b) of this definition for the prior Excess Cash Computation Period) plus (b) any Projected Capital Expenditures; provided that for purposes of using the definition of “Deductible Capital Expenditures” in clause (i)(x) of the definition of “Excess Cash”, the amount of Projected Capital Expenditures that may be deducted shall be equal to the amount of Projected Capital Expenditures minus the unused portion of the amount of Projected Capital Expenditures of the previous Excess Cash Computation Period.

“Deductible Mandatory Investments” means, for each Excess Cash Computation Period, (a) Mandatory Investments paid in cash during such Excess Cash Computation Period (to the extent not included under clause (b) of this definition for the prior Excess Cash Computation Period) plus (b) any Projected Mandatory Investments; provided that for purposes of using the definition of “Deductible Mandatory Investments” in clause (i)(x) of the definition of “Excess Cash”, the amount of Projected Mandatory Investments that may be deducted shall be equal to the amount of Projected Mandatory Investments minus the unused portion of the amount of Projected Mandatory Investments of the previous Excess Cash Computation Period.

“Default” means any event that, with giving of any notice, the passage of time, or both, would be an Event of Default.

“Dollars”, “$” or “U.S.$” means the lawful currency of the United States of America.

“DTC” means The Depository Trust Company.

“EBITDA” means, for any Excess Cash Computation Period or any other period of determination, on a consolidated basis, earnings before financing and holding results, income tax and depreciation for such Excess Cash Computation Period or period of determination. EBITDA shall be computed on the basis of the Issuer’s publicly available financial statements for the fiscal quarters included in such Excess Cash Computation Period or period of determination.

“Equity Security” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

“Euro”, “euro” or “€” means the single lawful currency of member states of the European Union as constituted by the treaty establishing the European Community being the Treaty of Rome, as amended from time to time and as referred to in the EMU Legislation.

“Euroclear” means Euroclear Bank S.A.N.V., as operator of the Euroclear System, or its successors.

“Excess Cash” means, for any Excess Cash Computation Period, the greater of (i) and (ii) below:

(i)
(x) for each Excess Cash Computation Period other than the initial Excess Cash Computation Period, without duplication, the Dollar equivalent at the close of business on the last day of such Excess Cash Computation Period of the amount (greater than zero) equal to the sum of the following items for such Excess Cash Computation Period: (1) EBITDA increased by the sum of dividends received in cash from unconsolidated entities and not included in the computation of EBITDA, interest income and any other income received in cash and not included in the computation of EBITDA; plus/minus (2) any negative/positive change in Working Capital; minus (3) financing and holding results generated by liabilities–interest on commercial operations and financing and holding results generated by liabilities–others and, in each case, paid in cash; minus (4) all other income taxes and other similar taxes paid in cash; minus (5) all principal and interest payments (including any direct taxes on interest payments) under the Senior Notes due 2018 and the Issuer’s other consolidated Indebtedness (other than Subordinated Indebtedness) Incurred in accordance with the Indenture and paid in cash; minus (6) any Deductible Capital Expenditures; plus/minus (7) any cash collateral required to be released/posted in connection with non-financial hedging contracts and financial hedging contracts to hedge floating interest rates to fixed interest rates or to hedge currencies in which the Issuer is obligated to make or entitled to receive payments, provided that no such non-financial or financial hedging contract is entered into for speculative purposes; minus (8) any Deductible Mandatory Investments; minus (9) any other cash expenses paid in cash and not deducted in the computation of EBITDA; minus (10) any amount paid by the Issuer pursuant to obligations arising under the Indemnity Debt and (y) for the initial Excess Cash Computation Period, the amount of Excess Cash calculated for such Excess Cash Computation Period pursuant to the preceding clause (x) multiplied by a fraction the numerator of which is the number of days from the initial Issuance Date to the first to occur of March 31 or September 30 following the initial Issuance Date and the denominator of which is 183; and

(ii)
the Dollar equivalent of the amount (greater than zero) by which the Cash Balance at the close of business as of the last day of such Excess Cash Computation Period exceeds the sum of (x) U.S.$10,000,000 (or its equivalent in other currencies) plus (y) the amount of Restricted Payments the Issuer could have made (but did not make) pursuant to Covenant 21 (Limitation on Restricted Payments) as of the last day of such Excess Cash Computation Period if all conditions precedent thereto were satisfied, not taking into consideration any amount of Restricted Payments that the Issuer could have made (but did not make) as of the last day of any preceding Excess Cash Computation Period and that the Issuer subsequently paid as Restricted Payments on or prior to the last day of the current Excess Cash Computation Period minus (z) Projected Capital Expenditures and Projected Mandatory Investments, in each case as included under clause (i) of this definition for such Excess Cash Computation Period.

“Excess Cash Computation Period” means (a) the period beginning on the last to occur of April 1 or October 1 prior to the initial Issuance Date and ending on the first to occur of March 31 or September 30 following the initial Issuance Date and (b) each subsequent six-month period beginning on the day following the last day of the most recently terminated Excess Cash Computation Period and ending on the first to occur of March 31 or September 30.

“Federal Executive Branch” means the Argentine Federal Executive Branch (Poder Ejecutivo Nacional).

“Foreign Exchange Restriction Date” is defined in “Prohibition of, or Restriction on, Access to Argentine Foreign Exchange Market”.

“Foreign Exchange Restriction Notice” is defined in “Prohibition of, or Restriction on, Access to Argentine Foreign Exchange Market”.

“Government Obligations” means, in relation to the Step-Up Senior B Notes due 2018, unless otherwise specified therein, (i) direct obligations of the government which issued the currency in which the Step-Up Senior B Notes due 2018 are payable, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government which issued the currency in which the Step-Up Senior B Notes due 2018 are payable, the payment of which is unconditionally guaranteed by such government, which in either case, are full faith and credit obligations of such government payable in such currency and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

“Governmental Agency” means any public legal entity or public agency of Argentina or any other jurisdiction, whether created by federal, provincial or local government, or any other legal entity now existing or hereafter created, or now or hereafter owned or controlled, directly or indirectly, by any public legal entity or public agency of Argentina or such other jurisdiction.

“Guarantee” means any obligation, contingent or otherwise, of a Person directly or indirectly guaranteeing any Indebtedness of another Person, including, without limitation:

a.	an obligation to pay or purchase such Indebtedness;

b.	an obligation to lend money or to purchase or subscribe for shares or other securities or to purchase assets or services in order to provide funds for the payment of such Indebtedness;

c.	an indemnity against the consequence of a default in the payment of such Indebtedness; or

d.	any other agreement to be responsible for such Indebtedness.

“Incur” and “Incurrence” means, with respect to any Indebtedness, to incur, create, issue or assume such Indebtedness.

“Indebtedness” means, with respect to any Person, without duplication:

a.	any obligation of such Person for borrowed money;

b.	any obligation of such Person for the deferred purchase price of property (other than any obligation for the deferred purchase price of property giving rise to a current liability);

c.	any obligation of such Person evidenced by bonds, debentures, notes or other similar instruments;

d.
all debt or financial obligation arising under Sale and Leaseback Transactions under which such Person is a lessee and reflected on the face of the balance sheet of such Person in accordance with Argentine generally accepted accounting principles;

e.	all obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments, except such obligations issued in respect of trade payables;

f.
all sales of account receivables and related assets of such Person together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith (except to the extent such sales of account receivables and related assets are non-recourse);

g.	the net obligations of such Person under hedging contracts and related instruments;

h.	all Indebtedness of others secured by any Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; and

i.	all Indebtedness of other Persons Guaranteed by such Person to the extent so Guaranteed.

“Indemnity Debt” has the meaning set forth in Section “G.9.(g) Limitation on Incurrence of Indebtedness and Guarantees.”

“Investment” means, with respect to any Person:

a.	any direct or indirect advance, loan or other extension of credit to another Person;

b.	any capital contribution to another Person, by means of any transfer of cash or other property or in any other form;

c.
any purchase or acquisition of Equity Securities, Indebtedness or other instruments or securities issued by another Person, including the receipt of any of the above as consideration for the disposition of assets or rendering of services, or

d.
any Guarantee of any obligation of another Person, but only when payment has been made thereunder or such arrangement would be classified and accounted for as a liability on the balance sheet of the guarantor.

For the avoidance of doubt, Capital Expenditures do not constitute Investments.

“Issuance Date” means [●]8

 “Leverage Ratio” means, as of any date of determination, the ratio of (i) the Issuer’s consolidated Indebtedness (including Indebtedness Guaranteed by the Issuer but excluding Subordinated Indebtedness and Indemnity Debt) to (ii) EBITDA for the Issuer’s last four fiscal quarters, in each case as prepared in accordance with Argentine GAAP applied consistently throughout the relevant periods.

“License” means the exclusive license, dated December 28, 1992, granted by the Argentine government in the Issuer’s favor for the distribution of natural gas in the Federal Capital and a portion of the Province of Buenos Aires, together with all legislation, decrees, judicial or administrative rulings and/or regulations or interpretations issued by any Government Agency, or by any of its respective agencies (including ENARGAS), which, as of the Issuance Date, have modified, amended or supplemented any of the original terms and conditions of the License and all annexes, exhibits and schedules thereto, including modifications, amendments and supplements that are in effect as of the Issuance Date that resulted from the provisions of the Public Emergency Law implemented as of the Issuance Date and under Federal Executive Branch decrees theretofore issued and implemented as of the date hereof.

“Lien” means any mortgage, charge, pledge, lien or other encumbrance securing any obligation of any Person or any other type of preferential arrangement upon or with respect to any Property, whether now or hereafter acquired, having a similar effect, including, without limitation, any equivalent of the foregoing created under the laws of Argentina or any other jurisdiction.

“Major Asset Sale” means the sale or other disposition of (i) all or substantially all of the Issuer’s assets or those of any of the Issuer’s Material Subsidiaries or (ii) the Equity Securities of any of the Issuer’s Material Subsidiaries.

8 Note to draft: date to be included upon first issuance of the Senior Notes due 2018.

“Mandatory Investments” means, without duplication, Investments the Issuer or any of the Issuer’s Material Subsidiaries were required to make (x) pursuant to or in accordance with an order, decree, rule, regulation, mandate or other requirement imposed, declared or otherwise issued by any Argentine Governmental Agency and applicable to the Issuer or such Material Subsidiary or (y) pursuant to the terms and conditions of the License, in each case including without limitation Investments in any trust fund or similar vehicle created by any Argentine Governmental Agency for the purpose of financing development of the gas industry and related purposes.

“Market Purchase” means the purchase of any Senior Notes due 2018 (including through the purchase of any unit through which any such Senior Notes due 2018 are held) available in the secondary market through privately negotiated transactions, tender offers or otherwise at a price lower than the principal amount thereof, provided that any such Senior Notes due 2018 (or unit through which such Senior Notes due 2018 are held) so purchased shall be surrendered promptly to the Trustee for cancellation.

“Material Subsidiary” means, at any time, any of the Issuer’s Subsidiaries having (i) as of the end of the Issuer’s most recent fiscal quarter, total assets equal to or exceeding 10% of the Issuer’s consolidated assets or (ii) (x) for the Issuer’s most recent fiscal year (or, if shorter, for the period of time since the relevant corporation became a Subsidiary of the Issuer), net income equal to at least 10% of the Issuer’s consolidated net income and (y) as of the end of the Issuer’s most recent fiscal quarter, either total Indebtedness or total assets equal to at least 4% of the Issuer’s consolidated Indebtedness (including Indebtedness Guaranteed by the Issuer or one of the Issuer’s Material Subsidiaries but excluding Subordinated Indebtedness) or consolidated assets, respectively. Following the initial Issuance Date, upon any Subsidiary of the Issuer becoming a Material Subsidiary of the Issuer pursuant to the preceding sentence, it will thenceforward be subject to the provisions of the Indenture and hereof as a Material Subsidiary of the Issuer.

“Negotiable Obligations Law” means Argentine Law No. 23,576, as amended.

“Net Available Excess Cash” is defined in “Mandatory Redemption with Excess Cash”.

“Note Prepayment” means the payment of the Outstanding Senior Notes due 2018, at par and on a pro rata basis, together with any accrued but unpaid interest and Additional Amounts, and without premium, fee or penalty.

“Officers’ Certificate” means a certificate signed by any two of the chairman of the Board of Directors, the Issuer’s chief executive officer (General Director) and the Issuer’s chief financial officer (Finance Director) and delivered to the Trustee, provided that if such Officers’ Certificate certifies as accurate the calculation of Excess Cash for an Excess Cash Computation Period, it shall in any event be signed by the Issuer’s chief financial officer.

“Opinion of Counsel” means a written opinion of counsel who may be the Issuer’s counsel and who shall be reasonably satisfactory to the Trustee.

“Outstanding”, when used with respect to the Senior Notes due 2018 and the Units and except as otherwise provided by the Indenture as to the Senior Notes due 2018 and the Units held by the Issuer and its Affiliates, means, as of any particular time, all Senior Notes due 2018 and Units authenticated and delivered by the Trustee under the Indenture, except:

a.	Senior Notes due 2018 and Units theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

b.
Senior Notes due 2018 and Units, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Senior Notes due 2018 and Units (if the Issuer shall act as its own paying agent), provided that if such Senior Notes due 2018 and Units, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

c.
Senior Notes due 2018 and Units in substitution for which other Senior Notes due 2018 and Units shall have been authenticated and delivered or which shall have been paid, pursuant to the terms of the Indenture (except any such Senior Notes due 2018 and Units as to which proof satisfactory to the Trustee is presented that such Senior Notes due 2018 and Units are held by a Person in whose hands such Senior Notes due 2018 and Units is the Issuer’s legal, valid and binding obligation).

“Permitted Business” means any business conducted by the Issuer or any Subsidiary of the Issuer as of the initial Issuance Date, any business related to the distribution or commercialization of natural gas and any business reasonably incidental, complementary or ancillary thereto.

“Permitted Indebtedness” is defined in Covenant 9 (Limitation on Incurrence of Indebtedness and Guarantees).

“Permitted Investment” means:

a.	any Investment in the Issuer or in any of the Issuer’s Subsidiaries that is engaged in a Permitted Business;

b.	any Investment in Cash Equivalents;

c.
any Investment by the Issuer or any of the Issuer’s Material Subsidiaries in a Person if, as a result of such Investment, (A) such Person becomes a Subsidiary of the Issuer engaged in a Permitted Business or (B) such Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, or is liquidated into, the Issuer or any of the Issuer’s Subsidiaries that is engaged in a Permitted Business;

d.
any Investment received as non-cash consideration for any sale other than an Asset Sale or a Major Asset Sale or for an Asset Sale made pursuant to and in compliance with Covenant 14 (Limitation on Asset Sales) or received as non-cash consideration in a refinancing of an existing Investment;

e.	any Mandatory Investment;

f.	payroll, travel and other loans or advances to, or Guarantees issued to support the obligations of, officers and employees, in each case in the ordinary course of business;

g.
any Investment under a hedging contract or a related instrument not entered into for speculative purposes and made in compliance with Covenant 9 (Limitation on Incurrence of Indebtedness and Guarantees);

h.	any Investment consisting of a pledge or deposit made in the ordinary course of business in connection with workmens’ compensation, unemployment insurance or other types of social security;

i.
any Investment consisting of a pledge or deposit in connection with (x) nondeliquent performance of bids, trade contracts (other than for borrowed money), leases or statutory obligations, (y) contingency obligations of surety or appeal bonds or (z) nondeliquent obligations of a like nature, in each case incurred in the ordinary course of business;

j.	any Investment made in connection with the stay of any legal proceeding against the Issuer or any of the Issuer’s Subsidiaries;

k.	any extension of credit not involving the lending of money entered into in the ordinary course of business; and

l.	any Investment in obligations of the Argentine government that the Issuer or any of its Material Subsidiaries and similarly situated companies make at the request of the Argentine government.

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated association or government or any agency or political subdivision thereof.

“Peso” or “Ps.” means the lawful currency of the Republic of Argentina.

“Peso Payments Account” is defined in “Prohibition of, or Restriction on, Access to Argentine Foreign Exchange Market”.

“Projected Capital Expenditures” means Capital Expenditures budgeted to be made during the 6-month period next succeeding the relevant Excess Cash Computation Period.

“Projected Mandatory Investments” means Mandatory Investments to be made during the 6-month period next succeeding the relevant Excess Cash Computation Period.

“Property” means any asset, revenue or any other property, whether tangible or intangible, real or personal, including, without limitation, any right to receive income.

“Public Emergency Law” means the Argentine Public Emergency and Foreign Exchange System Reform Law No. 25,561 and the decrees and regulations issued thereunder.

“Qualified Offering” means any underwritten offering, or private placement to persons other than direct or indirect shareholders (including, for the avoidance of doubt, shareholders of any holder of Equity Securities of the Issuer, or direct or indirect shareholders of any such Person) of the Issuer in the capital markets, of Equity Securities by the Issuer.

"Reference Exchange Rate" is the average bid rate for Dollars reported by the Argentine Central Bank pursuant to Communiqué “A” 3500 (as amended, supplemented or replaced from time to time) for the three Business Days prior to the Foreign Exchange Restriction Date. If such exchange rate is not available, the Reference Exchange Rate will be (i) the average bid rate for Dollars for the three Business Days prior to the Foreign Exchange Restriction Date reported by Banco de la Nación Argentina; or if this is not available either, the (ii) average Peso/Dollar exchange rate for the three Business Days prior to the Foreign Exchange Restriction Date informed daily by EMTA, Inc. in its website (https://mbrservices.net/emtatest/history.asp or in any website that replaces it).

“Refinancing Indebtedness” means Indebtedness or Guarantees of Indebtedness Incurred to refinance or replace (x) the Senior Notes due 2018 and Indebtedness and Guarantees of Indebtedness existing on the initial Issuance Date and (y) any Indebtedness or Guarantee of Indebtedness Incurred after the initial Issuance Date in accordance with Covenant 9 (Limitations on Incurrence of Indebtedness and Guarantees), provided that either (i) the Indebtedness so Incurred or Guaranteed does not exceed the amount of the Indebtedness so refinanced or replaced and has an Average Life of All Cash Payments that is greater than the Average Life of All Cash Payments of the Indebtedness being replaced or refinanced or of the Indebtedness Guaranteed by the Guarantee that is being replaced or refinanced or (ii) the Indebtedness so Incurred or Guaranteed is used exclusively to refinance scheduled payments in respect of the Senior Notes due 2018 up to the amount of the scheduled payments being refinanced and the principal amount of the Indebtedness so Incurred or Guaranteed does not exceed in the aggregate U.S.$15,000,000 (or its equivalent in other currencies).

“Regular Record Date” means the end of business on the fifteenth day preceding an Interest Payment Date, whether or not such day is a Business Day.

“Restricted Payment” means (A) as to any Person, (i) any dividends on, or any purchase, redemption, retirement, defeasance or other acquisition for value of, any of its Equity Securities now or hereafter outstanding, (ii) any return of capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, (iii) any distribution of assets, Equity Securities other than common stock, obligations or other securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, or (iv) any purchase, redemption, retirement, defeasance or other acquisition for value of any Equity Security of such

Person by any Subsidiary of such Person and (B) any scheduled payment of principal or interest in respect of Subordinated Indebtedness.

“Sale and Leaseback Transaction” is defined in Covenant 13 (Limitation on Sale and Leaseback Transactions).

“Stated Maturity”, when used with respect to any Step-Up Senior B Notes due 2018 or the payment of principal thereof or interest thereon, means the date specified in such Step-Up Senior B Note due 2018 as a fixed date on which the principal of such Step-Up Senior B Note due 2018 or interest is due and payable.

“Subordinated Indebtedness” means Indebtedness (i) that is subordinated in right of payment and in insolvency to the prior payment in full of the Senior Notes due 2018, (ii) that is issued to or Guaranteed by any of the Issuer’s Affiliates or any of its direct or indirect shareholders (including, for the avoidance of doubt, shareholders of any holder of Equity Securities of the Issuer, or direct or indirect shareholders of any such Person) (or any of their Subsidiaries), (iii) that may by its terms be transferred only to or for the account of any of the Issuer’s Affiliates or any of its direct or indirect shareholders (including, for the avoidance of doubt, shareholders of any holder of Equity Securities of the Issuer, or direct or indirect shareholders of any such Person) (or any of their Subsidiaries) so long as any Senior Notes due 2018 remain Outstanding, (iv) that provides that, so long as any Senior Notes due 2018 remain Outstanding, no amount may be paid in respect thereof in an amount greater than the amount of the Restricted Payments the Issuer could then make, (v) the principal of which may not be accelerated so long as any Senior Notes due 2018 remain Outstanding, (vii) that is pledged or placed in trust as security for the benefit of the holders of the Senior Notes due 2018, (viii) as to which the holders of the Senior Notes due 2018 (or an agent or trustee acting on their behalf) will be entitled to exercise all voting rights upon a Default or acceleration or the Issuer’s bankruptcy or insolvency and (ix) the terms of which may not be modified without the consent of the Holders representing a majority of the Outstanding principal amount of the Senior Notes due 2018.

“Subsidiary” means, as to any referenced Person, any other Person, a majority of the combined voting power of the total outstanding capital stock of (or, if such other Person is not a corporation, other ownership interest in) which is at the time of determination beneficially owned or held, directly or indirectly, by such referenced Person or one or more other Subsidiaries thereof. For this purpose, “voting power” means power to vote in an ordinary election of directors (or, in the case of a Person that is not a corporation, ordinarily to appoint or approve the appointment of persons holding similar positions).

“Supervisory Committee” means the Issuer’s Comisión Fiscalizadora, a committee of controllers appointed by the Issuer’s shareholders.

“Trustee” means The Bank of New York Mellon, as trustee, co-registrar, principal paying agent and transfer agent under the Indenture, and any successor thereto.

“Wholly-owned Subsidiary” of the Issuer means a Subsidiary of the Issuer at least 99% of (i) the capital stock of which is owned beneficially by the Issuer or (ii) the dividends payable by which are payable to the Issuer at any time that any Note of this Series is Outstanding.

“Working Capital” means, for any date, the current assets (excluding, to the extent included in current assets, cash and deposits in banks, investments and credits for income taxes and similar taxes) minus the current liabilities (excluding, to the extent included in current liabilities, financial debt and liabilities for income taxes and similar taxes) of the Issuer at such date.

GRID TO BE USED FOR B GLOBAL NOTES

The following exchanges of a part of this B Global Note for a definitive Note of the same Series and the following payments of principal and/or interest in respect of this B Global Note have been made.

Date	Principal Amount Exchanged or Redeemed	Remaining Principal Amount of this Global Note	Payments of Principal or Interest	Notation Made By

ANNEX 1

[METROGAS LETTERHEAD]

[Insert date that is three Business Days prior to the relevant payment date]

The Bank of New York Mellon
101 Barclay Street, Floor 4E
New York, New York 10286
Tel:  (212) 815-5537
Fax:  (212) 815-5603
Attention:  Corporate Trust GLAM-Latam

Ladies and Gentlemen:

Reference is hereby made to the Supplemental Indenture dated as of [ ], 2013 (the “Supplemental Indenture”) among Metrogas S.A., as Issuer, and The Bank of New York Mellon, as Trustee, Paying Agent, Co-Registrar and Transfer Agent.  Except as otherwise specified herein, terms defined in the Supplemental Indenture are used herein as therein defined.

We hereby inform you that [the Issuer has been denied access to the Argentine foreign exchange market] [the Issuer’s access to the Argentine foreign exchange market is limited].  Therefore, pursuant to Section E (“Prohibition of, or Restriction on, Access to Argentine Foreign Exchange Market”) of the Step-Up Senior B-U Notes due 2018, the Issuer will make the payment due on [insert relevant payment date] in Pesos at the Reference Exchange Rate (the “Peso Equivalent Amount”).

Based on our calculations, [the average bid rate for Dollars reported by the Argentine Central Bank pursuant to Communiqué “A” 3500 (as amended, supplemented or replaced from time to time) for the three Business Days prior to the Foreign Exchange Restriction Date] [the average bid rate for Dollars for the three Business Days prior to the Foreign Exchange Restriction Date reported by Banco de la Nación Argentina] [the average Peso/Dollar exchange rate for the three Business Days prior to the Foreign Exchange Restriction Date informed daily by EMTA, Inc. in its website (https://mbrservices.net/emtatest/history.asp or in any website that replaces it)] [only applicable formula to be used] is Ps.[●] per U.S.$1.00.

Please advise the account of, or held for the benefit of, the London Paying Agent (or such other party or parties as the Trustee shall designate in writing) with a financial institution in Argentina in which the Issuer should deposit the Peso Equivalent Amount on or prior to [Insert date that is one Business Day prior to the relevant payment date].

METROGAS S.A.

By:  ___________________
Name:
Title:

ANNEX 2

List of Beneficial Owners
METROGAS S.A.

ISSUER'S NAME:	Metrogas S.A.
NAME OF SECURITIES:	Step-Up Senior B-U Notes due 2018
ISIN:	[To be inserted]
PAYMENT DATE:	[To be inserted by Euroclear / Clearstream]
RECORD DATE:	[To be inserted by Euroclear / Clearstream]

ICSD	NAME OF BENEFICIAL OWNER	FULL ADDRESS FOR TAX PURPOSES	STATUS (A/B/C/D/E/F as per below legend)	CUIT/CUIL (tax identification number to be completed only by Argentine residents)	TOTAL HOLDING

STATUS:
CATEGORY A9: The Holder is a financial or banking entity under the supervision of a central bank or similar authority, and domiciled in a jurisdiction (i) that is not considered to be of low or zero taxation jurisdiction (jurisdicción de baja o nula tributación) pursuant to the list of jurisdictions deemed to be of low or zero taxation pursuant to Section 21.7 of Decree 1344/98 of the Republic of Argentina (as amended) (for a list of those jurisdictions see Exhibit A below), or (ii) that has entered into an exchange of information agreement with Argentina and that is not limited by banking or stock market secrecy rules in respect of requests made by foreign tax authorities

CATEGORY B10: The Holder is a person domiciled in a jurisdiction that has entered into a treaty for the avoidance of double taxation with Argentina  and is entitled to claim for itself the application of such treaty

CATEGORY C: The Holder is neither a financial or banking entity described in a), above nor a person domiciled in a jurisdiction that has entered into a treaty for the avoidance of double taxation with Argentina, nor a resident of Argentina for tax purposes

CATEGORY D: The Holder is an individual who is a resident of Argentina for tax purposes. The CUIT/CUIL of the Holder must be completed on column E above.11
CATEGORY E: The Holder is an entity that is a resident of Argentina for tax purposes and is a bank or other financial institution pursuant to Argentine Law 21526. The CUIT of the Holder must be completed on column E above.12

CATEGORY F: The Holder is an entity that is a resident of Argentina for tax purposes and is not a bank or other financial institution pursuant to Argentine Law 21526. The CUIT of the Holder must be completed on column E above.13

______________________________
9 Holders domiciled in jurisdictions that have entered into tax treaties with Argentina are required to complete the Declaration attached as Exhibit B below (or to provide a declaration containing substantially the same information as the one set forth in Exhibit B), with, if appropriate, an apostilled certification by the corresponding tax authority, and to deliver such form to the direct participant in Euroclear or Clearstream, as applicable, through which it holds its Step-Up Senior B-U Notes due 2018. As of the Issuance Date, the following countries have entered into treaties for the prevention of double taxation with Argentina: Australia, Belgium, Bolivia, Brazil, Canada, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Russian Federation, Sweden and the United Kingdom.
10 Holders domiciled in jurisdictions that have entered into tax treaties with Argentina are required to complete the Declaration attached as Exhibit B below (or to provide a declaration containing substantially the same information as the one set forth in Exhibit B), with, if appropriate, an apostilled certification by the corresponding tax authority, and to deliver such form to the direct participant in Euroclear or Clearstream, as applicable, through which it holds its Step-Up Senior B-U Notes due 2018. As of the Issuance Date, the following countries have entered into treaties for the prevention of double taxation with Argentina: Australia, Belgium, Bolivia, Brazil, Canada, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Russian Federation, Sweden and the United Kingdom.
11 Any such Holder shall not be entitled to Additional Amounts.
12 Any such Holder shall not be entitled to Additional Amounts.
13 Any such Holder shall not be entitled to Additional Amounts.

Exhibit A

List of Low or Zero-Taxation Jurisdictions

Pursuant to Section 21.7 of Decree No. 1344/98

1. ANGUILA (Non-autonomous territory of the United Kingdom)

2. ANTIGUA AND BARBUDA (Independent State)

3. NETHERLANDS ANTILLES (Territory of the Netherlands)

4. ARUBA (Territory of the Netherlands)

5. ASCENCION

6. COMMONWEALTH OF THE BAHAMAS (Independent State)

7. BARBADOS (Independent State)

8. BELIZE (Independent State)

9. BERMUDA (Non-autonomous territory of the United Kingdom)

10. BRUNEI DARUSSALAM (Independent State)

11. CAMPIONE D’ITALIA

12. COLONY OF GIBRALTAR

13. COMMONWEALTH OF DOMINICA (Associated State)

14. UNITED ARAB EMIRATES (Independent State)

15. BAHREIN (Independent State)

16. GRANADA (Independent State)

17.  PUERTO RICO (State associated to the United States of America)

18. KUWAIT (Independent State)

19. QATAR (Independent State)

20. FEDERATION OF ST. CHRISTOPHER (Saint Kitts and Nevis: Independent)

21. Regime applicable to Holding Companies (Law of 31 July, 1929) of the GRAND DUCHY OF LUXEMBOURG.

22. GREENLAND

23. GUAM (Territory of the United States of America)

24. HONK KONG (Territory of China)

25. AZORES ISLANDS

26. CHANNEL ISLANDS (Guernesey, Jersey, Alderney, Great Stark, Herm, Little Sark, Brechou, Jethou Lihou)

27. CAYMAN ISLANDS (Non-autonomous territory of the United Kingdom)

28. CHRISTMAS ISLAND

29. ISLA DE COCOS or KEELING ISLAND

30. COOK ISLANDS (Autonomous territory associated to New Zealand)

31. ISLE OF MAN (territory of the United Kingdom)

32. NORFOLK ISLAND

33. TURKS AND CAICOS ISLANDS (Non-autonomous territory of the United Kingdom)

34. PACIFIC ISLANDS

35. SALOMON ISLANDS

36. ISLANDS OF SAN PEDRO Y MIGUELON

37. QESHM ISLAND

38. BRITISH VIRGIN ISLANDS (Non-autonomous territory of the United Kingdom)

39. UNITED STATES VIRGIN ISLANDS

40. KIRIBATI

41. LABUAN

42. MACAO

43. MADEIRA (Territory of Portugal)

44. MONTSERRAT (Non-autonomous territory of the United Kingdom)

45. (Repealed by Section 1° of Decree No. 115/2003).

46. NIUE

47. PATAU

48. PITCAIRN

49. FRENCH POLYNESIA (Overseas territory of France)

50. PRINCIPADO DEL VALLE DE ANDORRA

51. PRINCIPALITY OF LIECHTENSTEIN

52. PRINCIPALITY OF MONACO

53. Regime applicable to sociedades anonimas financieras (governed by law no. 11.073 of 24 June1948 of the ORIENTAL REPUBLIC OF URUGUAY)

54. KINGDOM OF TONGA (Independent State)

55. HACHEMITE KINGDOM OF JORDAN

56. KINGDOM OF SWAZILAND (Independent State)

57. REPUBLIC OF ALBANIA

58. REPUBLIC OF ANGOLA

59. REPUBLIC OF CAPE VERDE (Independent State)

60. REPUBLIC OF CYPRUS (Independent State)

61. REPUBLIC OF DJIBUTI (Independent State)

62. REPUBLIC OF GUYANA (Independent State)

63. REPUBLIC OF PANAMA (Independent State)

64. REPUBLIC OF TRINIDAD AND TOBAGO

65. REPUBLIC OF LIBERIA (Independent State)

66. REPUBLIC OF SEYCHELLES (Independent State)

67. REPUBLIC OF MAURITIUS

68. TUNESIAN REPUBLIC

69. REPUBLIC OF MALDIVES (Independent State)

70. REPUBLIC OF THE MARSHALL ISLANDS (Independent State)

71. REPUBLIC OF NAURU (Independent State)

72. SOCIALIST DEMOCRATIC REPUBLIC OF SRI LANKA (Independent State)

73. REPUBLIC OF VANUATU

74. REPUBLIC OF YEMEN

75. REPUBLIC OF MALTA (Independent State)

76. ST. HELEN

77. ST. LUCIA

78. ST. VINCENT AND THE GRANADINES (Independent State)

79. AMERICAN SAMOA (Non-autonomous territory of the United States of America)

80. WESTERN SAMOA

81. MOST SERENE REPUBLIC OF SAN MARINO (Independent State)

82. SULTANATE OF OMAN

83. SVBALBARD ARCHIPAELAGO

84. TUVALU

85. TRISTAN DA CUNHA

86. TRIESTE (Italy)

87. TOKELAU

88. FREE ZONE OF OSTRAVA (city of the former Czechoslovakia)

Exhibit B

CONVENTION FOR THE AVOIDANCE OF DOUBLE TAXATION IN FORCE BETWEEN ARGENTINA AND __________________.

DECLARATION

A) Beneficiary/ Recipient: Name (Last name), First Name (where applicable).

B) Tax Domicile

C) Origin of the Income (Article of the Convention)

D) Statement by the Beneficiary/ Recipient of the income, or in the case of companies, by its legal representative.

The Undersigned declares that the he / she / the Company is a resident of __________ and that he / she / it has no permanent establishment in Argentina; that he / she / it meets all other requirements for the application of the convention, as provided by the convention in force.

He / She / It therefore claims that said income is entitled to the exemptions provided by the present convention.

E) Signature - Date

Signature of the Beneficiary/ Recipient of the income or, in the case of companies, its legal representative.

F) Certification of the Tax Authority.

The Tax Authority of ____________ hereby confirms that the above recipient of income is a resident of ____________ according to the Convention for the Avoidance of Double Taxation between Argentina and _____________ and that the statements made by the claimant are to the best of the Tax Authority’s knowledge, true and correct.14
Date _______________________

Stamp of the Tax Authority

Signature of the competent authority.

14 Paragraph (F) need not be completed if the beneficial owner has submitted a Declaration with an Apostille dated less than 15 months prior to the relevant Payment Date.

EXHIBIT C – FORM OF FACE AND REVERSE OF THE L-UNITS

THIS GLOBAL UNIT (THIS “UNIT”) IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE, DATED AS OF SEPTEMBER 8, 1999, BETWEEN THE ISSUER AND THE BANK OF NEW YORK MELLON, AS SUCCESSOR TO CITIBANK, N.A., AS TRUSTEE, REGISTRAR, PAYING AGENT AND TRANSFER AGENT, AS SUPPLEMENTED AND AMENDED BY THE SUPPLEMENTAL INDENTURE DATED AS OF [   ], 2013 (THE “INDENTURE”) AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY (“DTC”). THIS UNIT MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS UNIT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY UNIT ISSUED IN EXCHANGE FOR THIS UNIT OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

METROGAS S.A.

Unit Certificate

CUSIP No.: [●]
ISIN: [●]
Common Code: [●]

[●] Units

This Unit certifies that CEDE & CO. (the “Holder”), or registered assigns, is the registered owner of [●] Units of MetroGAS S.A. (the “Issuer”).

Each Unit consists of U.S.$[●] principal amount of the Issuer’s 8.875% Senior A-L Notes due 2018 (the “8.875% Senior A-L Notes due 2018”) and U.S.$[●] principal amount of the Issuer’s Step-Up Senior B-L Notes due 2018 (the “Step-Up Senior B-L Notes due 2018”).

(a)           Each of the 8.875% Senior A-L Notes due 2018 and the Step-Up Senior B-L Notes due 2018 may not be offered, sold or otherwise transferred other than as part of such Unit until the earlier to occur of (such date, the “Separation Date”) (x) the Triggering Event Date (as defined in the Step-Up Senior B-L Notes) or (y) June 30, 2014, at which time the Unit will be dissolved and the 8.875% Senior A-L Notes due 2018 and the Step-Up Senior B-L Notes due 2018 (unless cancelled and terminated) must be traded separately.

(b)           The 8.875% Senior A-L Notes due 2018 will be represented by a single, permanent global note in fully registered book-entry form, which, following the Separation Date, will trade under the following securities codes: CUSIP No.: 591673 AK4 and ISIN: US591673AK42. The Step-Up Senior B-L Notes due 2018 will be represented by a single, permanent global note in fully registered book-entry form, which, following the Separation Date, will trade under the following securities codes: CUSIP No.: 591673 AH1 and ISIN: US591673AH13.

This Unit Certificate is issued pursuant to the Indenture.

The 8.875% Senior A-L Notes due 2018 and the Step-Up Senior B-L Notes due 2018 are governed by their respective terms and conditions. The form of each of the 8.875% Senior A-L Notes due 2018 and the Step-Up Senior B-L Notes due 2018 are attached hereto as Annex A and Annex B, respectively.

This Unit Certificate will expire and cease to exist at the close of business in the City of New York on the Separation Date.

Unless the certificate of authentication hereon has been executed by The Bank of New York Mellon (as trustee) by the manual signature of one of its duly authorized officers, this Unit Certificate shall not be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: [ ], 2013

METROGAS S.A.

By:
Name:
Title:

2

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Units designated herein and issued under the Indenture.

The Bank of New York Mellon as Trustee

Dated:	By:

3

EXHIBIT D – FORM OF FACE AND REVERSE OF THE U-UNIT

THIS GLOBAL UNIT (THIS “UNIT”) IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE, DATED AS OF SEPTEMBER 8, 1999, BETWEEN THE ISSUER AND THE BANK OF NEW YORK MELLON, AS SUCCESSOR TO CITIBANK, N.A., AS TRUSTEE, REGISTRAR, PAYING AGENT AND TRANSFER AGENT, AS SUPPLEMENTED AND AMENDED BY THE SUPPLEMENTAL INDENTURE DATED AS OF [  ], 2013 (THE “INDENTURE”) AND IS REGISTERED IN THE NAME OF [THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED], AS NOMINEE OF THE COMMON DEPOSITARY FOR EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM”). THIS UNIT MAY NOT BE EXCHANGED, IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

METROGAS S.A.

Unit Certificate

ISIN:  XS0873136112
[●] Units

This Unit certifies that THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED (the “Holder”), or registered assigns, is the registered owner of [●] Units of MetroGAS S.A. (the “Issuer”).

Each Unit consists of U.S.$[●] principal amount of the Issuer’s 8.875% Senior A-U Notes due 2018 (the “8.875% Senior A-U Notes due 2018”) and U.S.$ [●] principal amount of the Issuer’s Step-Up Senior B-U Notes due 2018 (the “Step-Up Senior B-U Notes due 2018”).

(a)           Each of the 8.875% Senior A-U Notes due 2018 and the Step-Up Senior B-U Notes due 2018 may not be offered, sold or otherwise transferred other than as part of such Unit until the earlier to occur of (such date, the “Separation Date”) (x) the Triggering Event Date (as defined in the Step-Up Senior B-U Notes) or (y) June 30, 2014, at which time the Unit will be dissolved and the 8.875% Senior A-U Notes due 2018 and the Step-Up Senior B-U Notes due 2018 (unless cancelled and terminated) must be traded separately.

(b)           The 8.875% Senior A-U Notes due 2018 will be represented by a single, permanent global note in fully registered book-entry form, which, following the Separation Date, will trade under the following security code: ISIN: XS0873134844. The Step-Up Senior B-U Notes due 2018 will be represented by a single, permanent global note in fully registered book-entry form, which, following the Separation Date, will trade under the following security code: ISIN: XS0873135221.

This Unit Certificate is issued pursuant to the Indenture.

The 8.875% Senior A-U Notes due 2018 and the Step-Up Senior B-U Notes due 2018 are governed by their respective terms and conditions. The form of each of the 8.875% Senior A-U Notes due 2018 and the Step-Up Senior B-U Notes due 2018 are attached hereto as Annex A and Annex B, respectively.

This Unit Certificate will expire and cease to exist at the close of business in the City of New York on the Separation Date.

Unless the certificate of authentication hereon has been executed by The Bank of New York Mellon (as trustee) by the manual signature of one of its duly authorized officers, this Unit Certificate shall not be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: [  ], 2013

METROGAS S.A.

By:
Name:
Title:

2

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Units designated herein and issued under the Indenture.

The Bank of New York Mellon as Trustee

Dated:	By:

3